AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 29, 2007


                                                   REGISTRATION NOS. 333 -122901
                                                                      811 -21719
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM N-1A

                              ---------------------


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               |_|
   PRE-EFFECTIVE AMENDMENT NO.                                        |_|
   POST-EFFECTIVE AMENDMENT NO. 28                                    |X|
      AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |_|
   AMENDMENT NO. 32                                                   |X|


                              ---------------------

                                 CLAYMORE TRUST
               (Exact Name of Registrant as Specified in Charter)

                              ---------------------

                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532

          (Address of Principal Executive Offices, including Zip Code) Registrant's Telephone Number, Including Area Code: (630) 505-3700

                                NICHOLAS DALMASO
                             CLAYMORE ADVISORS, LLC

                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532

                     (Name and Address of Agent for Service)
                              ---------------------
                                   COPIES TO:
                                  CATHY O'KELLY
                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ, P.C.
                            222 NORTH LASALLE STREET
                             CHICAGO, ILLINOIS 60601

It is proposed that this filing will become effective (check appropriate box):

|_| immediately upon filing pursuant to paragraph (b) of Rule 485; or

|X| on April 1, 2007 pursuant to paragraph (b) of Rule 485; or

|_| 60 days after filing pursuant to paragraph (a)(1) of Rule 485; |_| on (date) pursuant to paragraph (a)(1) of Rule 485; or |_| 75 days after filing pursuant to paragraph (a)(2) of Rule 485; or |_| on (date) pursuant to paragraph (a)(2) of Rule 485; or |_| on (date) pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

==============================================================================

                                 CLAYMORE TRUST

                            CLAYMORE CORE EQUITY FUND

SUPPLEMENT TO THE PROSPECTUS DATED APRIL 1, 2007

     At a meeting of the Board of Trustees of Claymore Trust on March 23, 2007, the Board voted to terminate the Claymore Core Equity Fund (the "Fund") and to redeem the outstanding shares of the Fund. It is expected that the shares of the Fund will be redeemed on or about April 18, 2007. The Fund is closed to new investment and shareholders may redeem their shares until the date of termination.

                                 CLAYMORE TRUST
                            2455 Corporate West Drive
                              Lisle, Illinois 60532

APRIL 1, 2007
logo: claymore

PROSPECTUS

o  Claymore Core Equity Fund

o  Claymore Peroni Equity Opportunities Fund

o  Claymore/Fiduciary Large Cap Core Fund

o  Claymore/Fiduciary Strategic Equity Fund

o  Claymore/Zacks Multi-Cap Opportunities Fund

Class A Shares
Class C Shares


April 1, 2007


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     TABLE OF CONTENTS

CLAYMORE CORE EQUITY FUND                                       3
     Risks
     Fund Performance
     Fees and Expenses of the Fund

CLAYMORE PERONI EQUITY OPPORTUNITIES FUND                      12
     Risks
     Fund Performance
     Fees and Expenses of the Fund

CLAYMORE/FIDUCIARY LARGE CAP CORE FUND                         20
     Risks
     Fund Performance
     Fees and Expenses of the Fund

CLAYMORE/FIDUCIARY STRATEGIC EQUITY FUND                       28
     Risks
     Fund Performance
     Fees and Expenses of the Fund

CLAYMORE/ZACKS MULTI-CAP OPPORTUNITIES FUND                    40
     Risks
     Fund Performance
     Fees and Expenses of the Fund

INVESTMENT ADVISORY SERVICES                                   48

PURCHASE OF SHARES                                             53

REDEMPTION OF SHARES                                           64

FREQUENT PURCHASES AND REDEMPTIONS                             68

SHAREHOLDER SERVICES AND POLICIES                              70

DISTRIBUTIONS FROM THE FUNDS                                   71

FEDERAL INCOME TAXATION                                        72

OTHER INFORMATION                                              76


FOR MORE INFORMATION                                           91


     No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, Claymore Advisors, LLC, the Funds' investment adviser (the "Investment Adviser"), the Funds' investment sub-advisers or the Funds' distributor. This Prospectus does not constitute an offer by the Funds or by the Funds' distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer in such jurisdiction.

      CLAYMORE CORE EQUITY FUND

     INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The Claymore Core Equity Fund's investment objective is to seek to maximize total return, primarily through capital appreciation. The Fund's investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval.

     PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The Fund invests primarily in equity securities included in the Russell 3000(R) Index and other equity securities of U.S. companies with market capitalizations larger than the market capitalization of the smallest issuer included in the Russell 3000(R) Index. Under normal circumstances, the Fund's investments include equity securities of companies that the Investment Adviser believes are well-positioned to meet the Fund's investment objective. The Fund may invest in real estate investment trusts ("REITs"). A REIT is a corporation that pools the capital of many investors to purchase one or more forms of real estate. The Fund's investments may include equity securities of companies with large, medium and small capitalizations. The Investment Adviser is not constrained by any particular investment style. At any given time, the Investment Adviser may tend to buy "growth" stocks, "value" stocks or a combination of both.

     The Fund normally invests at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies with capitalizations larger than that of the smallest issuer included in the Russell 3000(R) Index. Equity securities include common stocks, preferred stocks, convertible securities, warrants and rights. To seek to provide a high level of diversification, the Fund's portfolio normally contains stocks from each of the ten sectors of the economy, as defined by Global Industry Classification Standards ("GICS"), in weights determined by the Investment Adviser.

     Although changes are expected to be infrequent, these policies may be changed by the Board of Trustees without shareholder approval. If the Fund's policy with respect to investing at least 80% of its net assets in equity securities of U.S. companies with capitalizations larger than that of the smallest issuer included in the Russell 3000(R) Index changes, the Fund will provide shareholders at least 60 days notice before implementation of the change.

     Equity Selection Process. To select the securities for the Fund's portfolio, the Investment Adviser follows a three-step process. First, the Investment Adviser determines the portion of the Fund's portfolio to be allocated to the three capitalization groups, value and growth stocks and the ten economic sectors as defined by GICS. These decisions are made based upon the Investment Adviser's review of long-term market performance, short-term market performance (with a contrarian bias), and the outlook for different portions of the market based upon demographic and economic trends and outlooks.

     Next, using quantitative models, the Investment Adviser identifies approximately 500 securities for consideration for inclusion in the Fund's portfolio. The quantitative techniques used by the Investment Adviser include but are not limited to, the evaluation of such factors as:

     Valuation. The Investment Adviser screens for reasonably valued companies based on measures such as price to earnings, price to book and price to cash flow ratios.

     Growth. The Investment Adviser screens for companies with a history of better than average growth of revenues, earnings and dividends (if applicable).

     Profitability. The Investment Adviser screens for companies with a history of consistent and high profitability as measured by return on assets, return on equity, gross margin, net margin and cash-flow margin.

     Finally, the Investment Adviser performs qualitative analysis based primarily on factors including, but not limited to:

     Balance Sheet. The Investment Adviser favors companies that possess overall financial strength and exhibit balance sheet improvements relative to their peers and the marketplace.

     Industry Leadership. The Investment Adviser favors companies that possess a strong competitive position among their domestic and global peers.

     Valuation. The Investment Adviser favors companies whose valuations appear to be attractive based on measures such as price to earnings, price to book and price to cash flow.

     Growth. The Investment Adviser favors companies with a history of, and prospects for, above-average growth of revenues, earnings, cash flow and dividends (if applicable).

     Profitability. The Investment Adviser favors companies with a history of, and prospects for, consistent and high profitability as measured by return on assets, return on equity, gross margin and net margin.

     SECONDARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     Although not primary investment strategies, the Fund is authorized to use certain derivatives instruments for hedging and risk management strategies; enter into forward commitment transactions for the purchase and sale of securities on a "when-issued" or delivery" basis; make short sales of securities; engage in repurchase agreement transactions; invest up to 15% of the Fund's net assets in illiquid or restricted securities; and lend portfolio securities. These investment strategies are described in the Statement of Additional Information.

     The Fund may also invest up to 10% of its total assets in U.S. dollar-denominated equity securities of foreign issuers and other securities of foreign issuers traded on U.S. exchanges, including American Depositary Receipts ("ADRs").

     The Fund may, for temporary defensive purposes, hold a substantial percentage of the Fund's assets in cash reserves (short-term money market instruments), during times in which investment risks in the equity markets appear substantial in the opinion of the Investment Adviser. The Fund may not achieve its investment objective when invested for temporary defensive purposes.

     PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

     The Fund will buy and sell securities to seek to achieve its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. Although the Fund cannot accurately predict its portfolio turnover rate, under normal conditions it expects to maintain relatively low turnover of its portfolio.

     RISKS
--------------------------------------------------------------------------------

     Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

     PRIMARY INVESTMENT RISKS
--------------------------------------------------------------------------------

     Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

     Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

     Risks of Mid-Cap and Small-Cap Companies. The Fund may invest in equity securities of companies of any size capitalization, including mid-cap and small-cap companies. The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies.

     Foreign Investment Risk. Although the Fund will limit its investment in securities of foreign issuers to ADRs and other U.S. dollar-denominated equity securities of foreign issuers traded on U.S. exchanges, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

     Industry Risk. While the Fund does not concentrate its assets in any industry, to the extent that the Fund focuses its investments in a particular industry or group of related industries, the net asset value of the Fund will be more susceptible to factors affecting that industry or sector. Depending on the particular industry or sector, such factors may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances the Fund's investments will be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives.

     REIT Risk. The Fund may invest a portion of its assets in REITs; therefore, it may be subject to risks associated with the REIT industry. REITs are currently required to distribute 90% of taxable income annually as dividends to shareholders. Compared to traditional direct investments in real estate, which may be difficult to sell and value, REITs are traded on major stock exchanges making them highly liquid. REIT investors also gain the advantage of skilled management since REIT management teams tend to be experts within their specific property or geographic niches. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e. hotels, shopping malls, residential complexes and office buildings. The value of the REIT and the ability of the REIT to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owner to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuer of the REIT.

     ADDITIONAL RISK CONSIDERATIONS
--------------------------------------------------------------------------------

     In addition to the risks described above, there are certain other risks related to investing in the Fund. These risks are described further in the Statement of Additional Information.

     FUND PERFORMANCE
--------------------------------------------------------------------------------


     While the Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future, it can be valuable for an investor to know. The information below illustrates the variability of the Fund's returns by providing some indication of the risks of investing in the Fund by showing changes in the Fund's performance and showing how the Fund's average annual returns compare with those of a broad measure of market performance.

     The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table below shows how Fund performance compares to relevant index information (which unlike the Fund, does not reflect fees or expenses). The table includes the effects of maximum sales loads. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates). The returns shown reflect a fee waiver/expense limitation. See the following page for more information.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. This Fund is a multiple class fund that offers more than one class in this prospectus; after-tax returns are shown only for Class A and after-tax returns for other classes will vary.

ANNUAL TOTAL RETURN FOR CLASS A SHARES
     For each calendar year at NAV

[bar chart]

12/31/06        10.79%

     2007 Total Return as of February 28, 2007: 1.66%

     CLASS A

     Highest Calendar Qtr Return at NAV (non-annualized):  5.24%       Quarter Ended     12/31/06
     Lowest Calendar Qtr Return at NAV (non-annualized):   -1.51%      Quarter Ended      6/30/06

     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006 Returns include payment of Maximum Sales Charge

                                                                       Since
                                            Past          Past       Inception*
                                           1 Year        5 Years    (9/30/2005)
================================================================================
     Before Taxes
     Class A                                 4.45%         n/a           5.65%
     Class C                                 9.00%         n/a           9.93%
================================================================================
     Return After Taxes on Distributions
     Class A                                 4.26%         n/a           5.50%
================================================================================
     Return After Taxes on Distributions and Sale of Fund Shares
     Class A                                 3.09%         n/a           4.81%
================================================================================
     Russell 3000 Index (reflects no deductions for fees, expenses or taxes)
                                            15.80%         n/a          14.35%

     FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     SHAREHOLDER FEES (paid directly from your investment)
                                                           Class A       Class C
                                                           Shares        Shares
================================================================================
     Maximum sales charge (load) imposed on purchases
       (as a percentage of offering price)                  5.75%1         None
================================================================================
     Maximum deferred sales charge (load) (as a
      percentage of the lesser of original purchase
      price or redemption proceeds)                         None2         1.00%3
================================================================================
     Redemption fee4                                        2.00%         2.00%
================================================================================





     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
     Fund assets)
================================================================================
                                                           Class A       Class C
                                                           Shares        Shares
================================================================================
     Management Fees                                        0.90%         0.90%
================================================================================
     Distribution and/or service (12b-1) fees               0.25%         1.00%5
================================================================================
     Other expenses                                       140.33%       140.33%
================================================================================
     Total annual fund operating expenses6                141.48%       142.23%
================================================================================
     Expense Waiver and Reimbursements                   (139.83%)     (139.83%)
================================================================================
     Net Operating Expenses                                 1.65%         2.40%
================================================================================


     1Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

     2The redemption of shares purchased pursuant to the Large Order NAV Purchase Privilege may be subject to a CDSC of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during months 13-18. See "Purchase of Shares--Class A Shares."

     3Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of owning them and 0.50% during months 13-18. Investments in Class C Shares of the Fund made prior to April 1, 2006 are not subject to the 0.50% CDSC for redemptions made between 13-18 months after purchase.

     4Shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a 2.00% redemption fee paid to the Fund. See "Redemption of Shares."

     5While Class C Shares do not have any front-end sales charges, due to their higher ongoing annual expenses (resulting from higher 12b-1 distribution and service fees) over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


     6The Fund's Investment Adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.65% and 2.40% of average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2012. For a period of five years subsequent to the Fund's commencement of operations on September 30, 2005, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the expense limit.

     EXAMPLE
--------------------------------------------------------------------------------

     The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividend and capital gains are reinvested and that the Fund's operating expenses (assuming fee waivers in each period) remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       ONE YEAR       THREE YEARS     FIVE YEARS       TEN YEARS
================================================================================
     Class A Shares       $733          $1,065          $1,420         $12,533
================================================================================
     Class C Shares       $343          $  748          $1,280         $12,650
================================================================================


     You would pay the following expenses if you did not redeem your shares:

                       ONE YEAR       THREE YEARS     FIVE YEARS       TEN YEARS
================================================================================
     Class A Shares       $733          $1,065          $1,420         $12,533
================================================================================
     Class C Shares       $243          $  748          $1,280         $12,650
================================================================================

The dollar amounts in the example above for "One Year", "Three Years" and "Five Years" reflect the Investment Adviser's contractual agreement to waive its management fee and reimburse other operating expenses to limit total annual operating expenses through March 31, 2012 as described above. The dollar amount shown under "Ten Years" assumes that this expense waiver is not continued beyond March 31, 2012 and reflects the gross expenses of the Fund based upon its average assets for the fiscal year ended November 30, 2006.

     CLAYMORE PERONI EQUITY OPPORTUNITIES FUND



     INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The Claymore Peroni Equity Opportunities Fund's investment objective is to provide long-term capital growth. The Fund seeks to achieve its investment objective by investing primarily in a non-diversified portfolio of equity securities. The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

     PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The Investment Adviser selects stocks based upon proprietary research, which combines a time-tested strategy of bottom-up evaluation of technical characteristics with a top-down thematic analysis of broad fundamental trends.

     The stocks held by the Fund represent the companies that the Investment Adviser believes have the strongest growth potential based upon (i) technical research and (ii) the investment themes that the Investment Adviser believes will underlie stock market leadership. The Investment Adviser seeks to focus across sectors that exhibit attractive return/risk profiles. The investment process does not emphasize a particular investment style (i.e., growth or value) or market capitalization.

     The Investment Adviser's investment research covers over 1,000 stocks that are actively traded on U.S. exchanges. From this universe, a bottom-up technical evaluation identifies approximately 300-400 stocks with strong future growth potential. These characteristics include the stock's current price relative to an integral support level, the strength of investor money flows and the sector's relative attractiveness. This bottom-up evaluation is then blended with a top-down, thematic analysis of market psychology as well as broad economic, monetary and political trends to seek to identify those current and emerging investment themes most likely to underlie long-term market leadership. From the group of companies well-positioned to benefit from these identified themes, the Investment Adviser selects stocks that it believes to be the most attractive investment opportunities.

     When selecting stocks for the Fund, the Investment Adviser evaluates an individual security's potential contribution to the portfolio's return and risk profile. The Investment Adviser considers investing across a range of sectors in order to appropriately vary holdings and seek to limit investment risk. The Investment Adviser continually monitors the stocks held by the Fund and may sell a stock if its price rises too far above its integral support level, the strength of the stock or sector deteriorates, or a more attractive investment opportunity is identified.

     This investment process is unconstrained, which allows the portfolio to invest in different market capitalization categories (i.e., large-, mid- and small-cap), as well as the ability to emphasize traditional "growth" or "value" styles as market conditions dictate.

     Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.

     Although changes are expected to be infrequent, these policies may be changed by the Board of Trustees without shareholder approval. If the Fund's policy with respect to investing at least 80% of its net assets in equity securities changes, the Fund will provide shareholders with at least 60 days notice before implementation of such change.

     SECONDARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     Although not primary investment strategies, the Fund is authorized to use certain derivatives instruments for hedging and risk management strategies; enter into forward commitment transactions for the purchase and sale of securities on a "when-issued" or delivery" basis; make short sales of securities; engage in repurchase agreement transactions; invest up to 15% of the Fund's net assets in illiquid or restricted securities; and lend portfolio securities. These investment strategies are described in the Statement of Additional Information.

     The Fund may invest up to 20% of its assets in equity securities of foreign issuers that are traded in United States securities markets and ADRs or other types of depositary receipts denominated in U.S. dollars. ADRs represent indirect ownership interests in securities of foreign issuers. All foreign investments involve certain risks in addition to those associated with U.S. investments.

     The Fund may, for temporary defensive purposes, hold a substantial percentage of the Fund's assets in cash reserves (short-term money market instruments), during times in which investment risks in the equity markets appear substantial in the opinion of the Investment Adviser. The Fund may not achieve its investment objective when invested for temporary defensive purposes.

     PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

     The Fund will buy and sell securities to seek to achieve its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. Although the Fund cannot accurately predict its portfolio turnover rate, under normal circumstances it expects to maintain relatively low turnover of its stock portfolio. However, at times, the Fund's annual turnover rate may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in greater realization of taxable short-term capital gains.

     RISKS
--------------------------------------------------------------------------------

     Investors should consider the following risk factors and special considerations associated with investing in the Fund, which could cause you to lose money.

     PRIMARY INVESTMENT RISKS
--------------------------------------------------------------------------------

     Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

     Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

     Non-Diversification Risk. The Fund is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund invested in a larger number of issuers.

     Risks of Mid-Cap and Small-Cap Companies. The Fund may invest in equity securities of companies of any size capitalization, including mid-cap and small-cap companies. The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

     Foreign Investment Risk. Although the Fund will limit its investment in securities of foreign issuers to ADRs and other U.S. dollar-denominated equity securities of foreign issuers traded on U.S. exchanges, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

     ADDITIONAL RISK CONSIDERATIONS
--------------------------------------------------------------------------------

     In addition to the risks described above, there are certain other risks related to investing in the Fund. These risks are described further in the Statement of Additional Information.

     FUND PERFORMANCE
--------------------------------------------------------------------------------

     While the Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future, it can be valuable for an investor to know. The information below illustrates the variability of the Fund's returns by providing some indication of the risks of investing in the Fund by showing changes in the Fund's performance and showing how the Fund's average annual returns compare with those of a broad measure of market performance.

     The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table below shows how Fund performance compares to relevant index information (which unlike the Fund, does not reflect fees or expenses). The table includes the effects of maximum sales loads. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates). The returns shown reflect a fee waiver/expense limitation. See the following page for more information.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. This Fund is a multiple class fund that offers more than one class in this prospectus; after-tax returns are shown only for Class A and after-tax returns for other classes will vary.

     ANNUAL TOTAL RETURN FOR CLASS A SHARES

     For each calendar year at NAV


[bar chart]

12/31/06        12.51%

     2007 Total Return as of February 28, 2007: 0.92%

     CLASS A

     Highest Calendar Qtr Return at NAV (non-annualized):  10.12%      Quarter Ended    3/31/06
     Lowest Calendar Qtr Return at NAV (non-annualized):   -2.50%      Quarter Ended    6/30/06

     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006
================================================================================
     Returns include payment of Maximum Sales Charge

================================================================================
                                                                         Since
                                            Past          Past         Inception
                                           1 Year        5 Years      (8/8/2005)
================================================================================
     Before Taxes
     Class A                                 6.09%          n/a           7.35%
     Class C                                10.82%          n/a          11.32%
================================================================================
     Return After Taxes on Distributions
     Class A                                 5.84%          n/a           7.21%
================================================================================
     Return After Taxes on Distributions and Sale of Fund Shares
     Class A                                 4.18%          n/a           5.81%
================================================================================
     Russell 3000 Index (reflects no deductions for fees, expenses or taxes)
================================================================================
                                            15.80%          n/a          13.69%

     FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     SHAREHOLDER FEES (paid directly from your investment)
================================================================================
                                                           Class A       Class C
                                                           Shares        Shares
================================================================================
     Maximum sales charge (load) imposed on purchases
       (as a percentage of offering price)                  5.75%1         None
================================================================================
     Maximum deferred sales charge (load) (as a
       percentage of the lesser of original purchase
       price or redemption proceeds)                        None2        1.00%3
================================================================================
     Redemption fee4                                        2.00%         2.00%
================================================================================




     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
     Fund assets)
================================================================================
                                                           Class A       Class C
                                                           Shares        Shares


================================================================================
     Management Fees                                        0.90%         0.90%
================================================================================
     Distribution and/or service (12b-1) fees               0.25%         1.00%5
================================================================================
     Other expenses                                         5.11%         5.11%
================================================================================
     Total annual fund operating expenses6                  6.26%         7.01%
================================================================================
     Expense Waiver and Reimbursements                     (4.61%)       (4.61%)
================================================================================
     Net Operating Expenses                                 1.65%         2.40%
================================================================================


     1Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

     2The redemption of shares purchased pursuant to the Large Order NAV Purchase Privilege may be subject to a CDSC of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during months 13-18. See "Purchase of Shares--Class A Shares."

     3Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of owning them and 0.50% during months 13-18. Investments in Class C Shares of the Fund made prior to April 1, 2006 are not subject to the 0.50% CDSC for redemptions made between 13-18 months after purchase.

     4Shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a 2.00% redemption fee paid to the Fund. See "Redemption of Shares."

     5While Class C Shares do not have any front-end sales charges, due to their higher ongoing annual expenses (resulting from higher 12b-1 distribution and service fees) over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


     6The Fund's Investment Adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.65% of average daily net assets for Class A Shares and 2.40% of net assets for Class C Shares. This agreement will remain in effect until March 31, 2012. For a period of five years subsequent to the Fund's commencement of operations on August 8, 2005, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the expense limit.

     EXAMPLE
--------------------------------------------------------------------------------

     The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividend and capital gains are reinvested and that the Fund's operating expenses (assuming fee waivers in each period) remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       ONE YEAR       THREE YEARS     FIVE YEARS       TEN YEARS
================================================================================
     Class A Shares       $733          $1,065          $1,420          $4,791
================================================================================
     Class C Shares       $343          $  748          $1,280          $5,070
================================================================================


     You would pay the following expenses if you did not redeem your shares:

                       ONE YEAR       THREE YEARS     FIVE YEARS       TEN YEARS
================================================================================
     Class A Shares       $733          $1,065          $1,420          $4,791
================================================================================
     Class C Shares       $243          $  748          $1,280          $5,070
================================================================================

The dollar amounts in the example above for "One Year", "Three Years" and "Five Years" reflect the Investment Adviser's contractual agreement to waive its management fee and reimburse other operating expenses to limit total annual operating expenses through March 31, 2012 as described above. The dollar amount shown under "Ten Years" assumes that this expense waiver is not continued beyond March 31, 2012 and reflects the gross expenses of the Fund based upon its average assets for the fiscal year ended November 30, 2006.

     CLAYMORE/FIDUCIARY LARGE CAP CORE FUND



     INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The Claymore/Fiduciary Large Cap Core Fund's investment objective is to provide capital appreciation and, to a lesser extent, income. The Fund's investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval.

     PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     Under normal circumstances, the Fund invests substantially all of its net assets in a diversified portfolio of common stocks of large U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers. The Fund seeks to produce income primarily from dividends received on the equity securities held in the Fund's portfolio. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated equity securities of foreign issuers that are traded on U.S. exchanges, including investment in American Depositary Receipts ("ADRs"). In addition, the Fund may invest up to 10% of its total assets in equity securities of other investment companies that invest primarily in securities of the type in which the Fund may invest directly.


     Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large capitalization companies. Fiduciary Asset Management, LLC, the Fund's sub-adviser (the "Sub-Adviser") considers companies with market capitalizations in excess of $10 billion to be large capitalization companies.


     Although changes are expected to be infrequent, these policies may be changed by the Board of Trustees without shareholder approval. If the Fund's policy with respect to investing at least 80% of its net assets in equity securities of large capitalization companies changes, the Fund will provide shareholders at least 60 days notice before implementation of the change.


     Equity Selection Process. The Fund's portfolio is normally comprised of approximately 30-50 equity securities issued primarily by domestic large capitalization companies. The Sub-Adviser believes that a macroeconomic strategy coupled with investment style and capitalization decisions are important drivers of excess returns. The Sub-Adviser uses strategic analysis (a macroeconomic overview that supports the view that a particular style, sector or risk profile will outperform others during a market cycle, warranting allocations that reflect that portfolio composition) to determine style make-up of the Fund's portfolio (e.g., value and growth style, and large-cap, mid-cap and small-cap securities), favored sectors, and the portfolio's risk profile. Fundamental analysis and quantitative screens will then be applied to evaluate sector strategy and rank individual securities. The Sub-Adviser's macroeconomic selection criteria focus on sectors and industries that exhibit strong fundamental characteristics leading to securities selection.


     Given this macroeconomic backdrop, a team of portfolio managers and research analysts begins the equity selection process by utilizing quantitative and qualitative screening processes against roughly 70 industries based on factors such as growth prospects, competitive strength, pricing power, input costs, an assessment of how easy it is for competitors to provide a similar product or service (i.e., evaluating how sustainable a competitive advantage is), and business fundamentals to identify those industries favorably exposed to the anticipated economic and market cycles. The Sub-Adviser uses overlays such as valuation and financial strength, as well as technical indicators including relative strength and momentum, to seek to increase the probability of selecting industries with a propensity to outperform the overall market given the environment. Individual securities within these industries are similarly screened and analyzed using fundamental analytical techniques to further refine the selection process by identifying and eliminating equities having unacceptable company-specific risks.

     The Sub-Adviser also screens existing holdings to identify companies whose fundamentals may be deteriorating. The analysis continues with reviews of quarterly and annual SEC reports by portfolio companies to assess the general business and "hidden" financials for the company, review of proxy statements for corporate governance issues, and an examination of press releases and other news sources to assess short-term relative strength or risks. The result is a list of securities that undergo additional in-depth fundamental analysis.

     The Sub-Adviser seeks to identify equities that are both fundamentally sound and may perform well given its strategic view. In addition to identifying these fundamental characteristics for equity inclusion, the Sub-Adviser's investment selection criteria for the Fund incorporate quantitative measures that seek to recognize equities with relatively stable performance attributes. These attributes include multi-year earnings stability, stable equity returns, consistent dividend growth and stable cash flows. This additional level of analysis helps to identify equities that historically have displayed consistent and stable company-specific performance attributes.

     The Sub-Adviser emphasizes securities that meet the following three criteria:

       o  sector leaders that fit the Sub-Adviser's macroeconomic strategy;

       o  strong franchises that are out of favor; and

       o  strong franchises that diversify portfolio risk.

     SECONDARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     Although not primary investment strategies, the Fund is authorized to use certain derivatives instruments for hedging and risk management strategies; enter into forward commitment transactions for the purchase and sale of securities on a "when-issued" or delivery" basis; make short sales of securities; engage in repurchase agreement transactions; invest up to 15% of the Fund's net assets in illiquid or restricted securities; and lend portfolio securities. These investment strategies are described in the Statement of Additional Information.

     The Fund may invest up to 20% of its net assets in other income producing securities, such as investment grade quality debt securities, preferred stocks, and convertible securities.

     The Fund may, for temporary defensive purposes, hold a substantial percentage of the Fund's assets in cash reserves (short-term money market instruments), during times in which investment risks in the equity markets appear substantial in the opinion of the Sub-Adviser. The Fund may not achieve its investment objective when invested for temporary defensive purposes.

     PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

     The Fund will buy and sell securities to seek to achieve its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. Although the Fund cannot accurately predict its portfolio turnover rate, under normal conditions it expects to maintain relatively low turnover of its portfolio. However, at times, the Fund's annual turnover rate may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in greater realization of taxable short-term capital gains.

     RISKS
--------------------------------------------------------------------------------

     Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

     PRIMARY INVESTMENT RISKS
--------------------------------------------------------------------------------

     Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

     Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

     Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short- and long-term. Dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

     Foreign Investment Risk. Although the Fund will limit its investment in securities of foreign issuers to ADRs and other U.S. dollar-denominated equity securities of foreign issuers traded on U.S. exchanges, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

     Industry Risk. While the Fund does not concentrate its assets in any industry, to the extent that the Fund focuses its investments in a particular industry or group of related industries, the net asset value of the Fund will be more susceptible to factors affecting that industry or sector. Depending on the particular industry or sector, such factors may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances the Fund's investments will be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives.

     ADDITIONAL RISK CONSIDERATIONS
--------------------------------------------------------------------------------

     In addition to the risks described above, there are certain other risks related to investing in the Fund. These risks are described further in the Statement of Additional Information.

     FUND PERFORMANCE
--------------------------------------------------------------------------------


     While the Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future, it can be valuable for an investor to know. The information below illustrates the variability of the Fund's returns by providing some indication of the risks of investing in the Fund by showing changes in the Fund's performance and showing how the Fund's average annual returns compare with those of a broad measure of market performance.

     The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table below shows how Fund performance compares to relevant index information (which unlike the Fund, does not reflect fees or expenses). The table includes the effects of maximum sales loads. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates). The returns shown reflect a fee waiver/expense limitation. See the following page for more information.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. This Fund is a multiple class fund that offers more than one class in this prospectus; after-tax returns are shown only for Class A and after-tax returns for other classes will vary.

     ANNUAL TOTAL RETURN FOR CLASS A SHARES

     For each calendar year at NAV


[bar chart]

12/31/06        11.09%


     2007 Total Return as of February 28, 2007: -0.47%

     CLASS A
     Highest Calendar Qtr Return at NAV (non-annualized):  5.77%       Quarter Ended    3/31/06
     Lowest Calendar Qtr Return at NAV (non-annualized):   -2.23%      Quarter Ended    6/30/06


     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006
================================================================================
     Returns include payment of Maximum Sales Charge

                                                                        Since
                                            Past          Past        Inception
                                           1 Year        5 Years     (9/30/2005)
================================================================================
     Before Taxes
     Class A                                 4.70%         n/a           5.06%
     Class C                                 9.72%         n/a           9.68%
================================================================================
     Return After Taxes on Distributions
     Class A                                 4.70%         n/a           5.06%
================================================================================
     Return After Taxes on Distributions and Sale of Fund Shares
     Class A                                 3.06%         n/a           4.31%
================================================================================
     S&P 500 Index (reflects no deductions for fees, expenses or taxes)
                                            15.78%         n/a          12.19%

     FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     SHAREHOLDER FEES (paid directly from your investment)
================================================================================
                                                           Class A       Class C
                                                           Shares        Shares
================================================================================
     Maximum sales charge (load) imposed on purchases
       (as a percentage of offering price)                  5.75%1         None
================================================================================
     Maximum deferred sales charge (load) (as a
       percentage of the lesser of original purchase
       price or redemption proceeds)                        None2         1.00%3
================================================================================
     Redemption fee4                                        2.00%         2.00%
================================================================================





     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
     Fund assets)
================================================================================
                                                           Class A       Class C
                                                           Shares        Shares
================================================================================
     Management Fees                                        0.85%         0.85%
================================================================================
     Distribution and/or service (12b-1) fees               0.25%         1.00%5
================================================================================
     Other expenses                                       163.75%       163.75%
================================================================================
     Total annual fund operating expenses6                164.85%       165.60%
================================================================================
     Expense Waiver and Reimbursements                   (163.25%)     (163.25%)
================================================================================
     Net Operating Expenses                                 1.60%         2.35%
================================================================================


     1Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

     2The redemption of shares purchased pursuant to the Large Order NAV Purchase Privilege may be subject to a CDSC of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during months 13-18. See "Purchase of Shares--Class A Shares."

     3Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of owning them and 0.50% during months 13-18. Investments in Class C Shares of the Fund made prior to April 1, 2006 are not subject to the 0.50% CDSC for redemptions made between 13-18 months after purchase.

     4Shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a 2.00% redemption fee paid to the Fund. See "Redemption of Shares."

     5While Class C Shares do not have any front-end sales charges, due to their higher ongoing annual expenses (resulting from higher 12b-1 distribution and service fees) over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


     6The Fund's Investment Adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.60% and 2.35% of average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2012. For a period of five years subsequent to the Fund's commencement of operations on September 30, 2005, the Investment Adviser may during the prior three years recover from the Fund fees and expenses waived or reimbursed if the Fund's expense ratio, including the recovered expenses, falls below the expense limit.

     EXAMPLE
--------------------------------------------------------------------------------

     The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividend and capital gains are reinvested and that the Fund's operating expenses (assuming fee waivers in each period) remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       ONE YEAR       THREE YEARS     FIVE YEARS       TEN YEARS
================================================================================
     Class A Shares       $728          $1,051          $1,396         $12,536
================================================================================
     Class C Shares       $338          $  733          $1,255         $12,652
================================================================================


     You would pay the following expenses if you did not redeem your shares:

                       ONE YEAR       THREE YEARS     FIVE YEARS       TEN YEARS
================================================================================
     Class A Shares       $728          $1,051          $1,396         $12,536
================================================================================
     Class C Shares       $238          $  733          $1,255         $12,652
================================================================================

The dollar amounts in the example above for "One Year", "Three Years" and "Five Years" reflect the Investment Adviser's contractual agreement to waive its management fee and reimburse other operating expenses to limit total annual operating expenses through March 31, 2012 as described above. The dollar amount shown under "Ten Years" assumes that this expense waiver is not continued beyond March 31, 2012 and reflects the gross expenses of the Fund based upon its average assets for the fiscal year ended November 30, 2006.

     CLAYMORE/FIDUCIARY STRATEGIC EQUITY FUND



     INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The Claymore/Fiduciary Strategic Equity Fund's investment objective is to provide capital appreciation and, to a lesser extent, income and gains. The Fund's investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval.

     PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The Fund seeks steady returns through varying market conditions by combining a diversified portfolio of equity securities with a program of writing (selling) options on these securities. The Fund seeks to capture potential total returns (from asset appreciation, dividends, option writing premiums and realized capital gains) in neutral to rising equity market conditions. In downward-trending equity markets, the Fund's strategy is designed to provide a partial hedge to equity investors and may provide a steady return to investors.

     Under normal circumstances, the Fund pursues an integrated investment strategy in which the Fund (i) invests substantially all of its net assets in a diversified portfolio of equity securities of U.S. issuers and U.S. dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges, and (ii) employs an option strategy of writing covered call options on a substantial portion of the equity securities held in the Fund's portfolio. The extent of option writing activity depends upon market conditions and the ongoing assessment of the attractiveness of writing call options on the Fund's stock holdings by the Fund's sub-adviser, Fiduciary Asset Management, LLC (the "Sub-Adviser"). The Fund seeks to produce a high level of income and gains primarily from the premiums it receives from writing (selling) call options, from dividends received on the equity securities held in the Fund's portfolio and from capital appreciation on the value of equity securities underlying such covered call options.

     The Sub-Adviser anticipates that the Fund's portfolio typically will be composed principally of equity securities of domestic large capitalization companies. However, the Fund also may invest in equity securities of companies of any size capitalization, including mid-cap and small-cap companies.

     Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and derivatives with equity exposure. Equity securities include common stocks, preferred stocks, convertible securities, warrants, depositary receipts and other equity interests, such as shares of exchange-traded funds and other investment companies.


     These policies may be changed by the Fund's Board of Trustees without shareholder approval. If the Fund's policy with respect to investing at least 80% of its net assets in equity securities and derivatives with equity exposure changes, the Fund will provide shareholders with at least 60 days notice before implementation of such change.


     Equity Selection Process. The Fund's portfolio is normally comprised of approximately 40-70 equity securities issued primarily by domestic large capitalization companies on which the Fund's call option strategy will be employed. The Sub-Adviser believes that a macroeconomic strategy coupled with investment style and capitalization decisions are important drivers of excess returns. The Sub-Adviser uses strategic analysis (a macroeconomic overview that supports the view that a particular style, sector or risk profile will outperform others during a market cycle, warranting allocations that reflect that portfolio composition) to determine style make-up of the Fund's portfolio (e.g., value and growth style, and large-cap, mid-cap and small-cap securities), favored sectors, and the portfolio's risk profile. Fundamental analysis and quantitative screens will then be applied to evaluate sector strategy and to rank individual securities. The Sub-Adviser's macroeconomic selection criteria focus on sectors and industries that exhibit strong fundamental characteristics, leading to securities selection.


     Given this macroeconomic backdrop, a team of portfolio managers and research analysts begins the equity selection process by utilizing quantitative and qualitative screening processes against roughly 70 industries based on factors such as growth prospects, competitive strength, pricing power, input costs, an assessment of how easy it is for competitors to provide a similar product or service (i.e., evaluating how sustainable a competitive advantage is), and business fundamentals to identify those industries favorably exposed to the anticipated economic and market cycles. The Sub-Adviser uses overlays such as valuation and financial strength, as well as technical indicators including relative strength and momentum, to seek to increase the probability of selecting industries with a propensity to outperform the overall market given the environment. Individual securities within these industries are similarly screened and analyzed using fundamental analytical techniques to further refine the selection process by identifying and eliminating equities having unacceptable company-specific risks.

     The Sub-Adviser also screens existing holdings to identify companies whose fundamentals may be deteriorating. The analysis continues with reviews of quarterly and annual SEC reports by portfolio companies to assess the general business and "hidden" financials for the company, review of proxy statements for corporate governance issues, and an examination of press releases and other news sources to assess short-term relative strength or risks. The result is a list of securities that undergo additional in-depth fundamental analysis.

     The Sub-Adviser seeks to identify equities that are both fundamentally sound and may perform well given its strategic view. In addition to identifying these fundamental characteristics for equity inclusion, the Sub-Adviser's investment selection criteria for the Fund incorporate quantitative measures seeking to recognize equities with relatively stable performance attributes. These attributes include multi-year earnings stability, stable equity returns, consistent dividend growth and stable cash flows. This additional level of analysis helps to identify equities that historically have displayed consistent and stable company-specific performance attributes.

     The Sub-Adviser emphasizes securities that meet the following three criteria:

       o  sector leaders that fit the Sub-Adviser's macroeconomic strategy;

       o  strong franchises that are out of favor; and

       o  strong franchises that diversify portfolio risk.

     Option Strategy. The Fund writes (sells) covered call options, including Long-Term Equity AnticiPation Securities ("LEAPS(R)"), against the equity securities held in the Fund's portfolio with strike prices and expiration dates that are collectively intended to provide risk/reward characteristics that are consistent with the Fund's investment objective and primary investment strategy. The Fund's covered call option strategy is designed to produce income and provide a partial hedge against declining stock prices in a downward-trending equity market. Under normal circumstances, the Fund writes covered call options on a substantial portion of the common stocks in the Fund's portfolio. The extent of option writing activity depends upon market conditions and the Sub-Adviser's ongoing assessment of the attractiveness of writing call options on the Fund's stock holdings. Writing covered call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation. Depending on the Sub-Adviser's assessment of market conditions, the Fund may write covered call options on varying percentages of the Fund's common stock holdings.

     The number of call options the Fund can write is limited by the amount of Fund assets that are available to cover such options. The Fund will not write "naked" or uncovered call options. Furthermore, the Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser and the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The Fund may also write covered call-on-call option positions with respect to up to 25% of its total assets. In a covered call-on-call strategy, the Fund purchases an option and simultaneously sells an option on the same security at a different strike price. The Fund may write (sell) covered put options on up to 20% of its total assets to seek to earn income and gains. Put options are contracts that give the holder of the option, in return for the payment of a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

     The Sub-Adviser uses macroeconomic and sector analysis to define strategically its longer-term option-writing strategy for the Fund's portfolio, while tactically managing the options portfolio on a daily basis with proprietary software.

     SECONDARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     Although not primary investment strategies, the Fund is authorized to use certain derivatives instruments for hedging and risk management strategies; enter into forward commitment transactions for the purchase and sale of securities on a "when-issued" or delivery" basis; make short sales of securities; engage in repurchase agreement transactions; invest up to 15% of the Fund's net assets in illiquid or restricted securities; and lend portfolio securities. These investment strategies are described in the Statement of Additional Information.

     The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers that are traded on U.S. exchanges. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. The Fund's investments in securities of foreign issuers may include investments in American Depositary Receipts ("ADRs"). ADRs are receipts issued by United States banks or trust companies with respect to securities of foreign issuers held on deposit for use in the United States securities markets.

     The Fund may, for temporary defensive purposes, hold a substantial percentage of the Fund's assets in cash reserves (short-term money market instruments), during times in which investment risks in the equity markets appear substantial and/or option premiums are, in the opinion of the Sub-Adviser, very small and unattractive. The Fund may not achieve its investment objective when invested for temporary defensive purposes.

     PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

     The Fund will buy and sell securities to seek to achieve its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. Although the Fund cannot accurately predict its portfolio turnover rate, under normal conditions it expects to maintain relatively low turnover of its core stock portfolio, exclusive of the Fund's options program. However, at times, the Fund's annual turnover rate may exceed 100%, including the Fund's options program. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in greater realization of taxable short-term capital gains.

     RISKS
--------------------------------------------------------------------------------

     Investors should consider the following risk factors and special considerations associated with investing in the Fund, which could cause you to lose money.

     PRIMARY INVESTMENT RISKS
--------------------------------------------------------------------------------

     Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

     Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

     Foreign Investment Risk. Although the Fund will limit its investment in securities of foreign issuers to ADRs and other U.S. dollar-denominated equity securities of foreign issuers traded on U.S. exchanges, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

     Options Risks. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

     When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund's potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

     Risks of Mid-Cap and Small-Cap Companies. The Fund may invest in equity securities of companies of any size capitalization, including mid-cap and small-cap companies. The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

     Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the premiums the Fund receives from writing options, as well as the dividends and interest it earns from its investments. Net option premiums and dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short- and long-term. If stock prices or stock price volatility declines, the level of premiums from options writing and the amounts available for distribution from options activity will likely decrease as well. Payments to purchase put options and to close written call options will reduce amounts available for distribution from call option premiums received and proceeds of closing put options. Dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

     Industry Risk. While the Fund does not concentrate its assets in any industry, to the extent that the Fund focuses its investments in a particular industry or group of related industries, the net asset value of the Fund will be more susceptible to factors affecting that industry or sector. Depending on the particular industry or sector, such factors may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances the Fund's investments will be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives.

     Tax Risk. Covered call option premiums will be treated by the Fund as either short-term or long-term capital gain or loss, depending whether the call option expires, is exercised or cancelled pursuant to a covering transaction, and the timing of such transaction. Thus, the Fund cannot assure you that it will achieve any level of distributions of net investment income (income other than net capital gain) that will be treated as ordinary income, any level of net capital gain distributions, or any ratio of net investment income distributions to net capital gain distributions. In addition, there can be no assurance as to the percentage of distributions on the shares that will qualify for taxation to individual shareholders as "qualified dividend income." Qualified dividend income received by individual and other noncorporate shareholders is taxed for federal income tax purposes at long-term capital gains rates (currently a maximum rate of 15%) provided certain holding period and other requirements are satisfied by the recipient shareholders. The special tax treatment afforded to qualified dividend income is set to end as of December 31, 2010 (assuming such special tax treatment is not repealed by Congress on or prior to such date). Higher tax rates will be imposed on qualified dividend income beginning in 2011 unless further legislative action is taken by Congress. See "Federal Income Taxation."


     ADDITIONAL RISK CONSIDERATIONS
--------------------------------------------------------------------------------

     In addition to the risks described above, there are certain other risks related to investing in the Fund. These risks are described further in the Statement of Additional Information.

     FUND PERFORMANCE
--------------------------------------------------------------------------------

     While the Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future, it can be valuable for an investor to know. The information below illustrates the variability of the Fund's returns by providing some indication of the risks of investing in the Fund by showing changes in the Fund's performance and showing how the Fund's average annual returns compare with those of a broad measure of market performance.

     The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table below shows how Fund performance compares to relevant index information (which unlike the Fund, does not reflect fees or expenses). The table includes the effects of maximum sales loads. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates). The returns shown reflect a fee waiver/expense limitation. See the following page for more information.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. This Fund is a multiple class fund that offers more than one class in this prospectus; after-tax returns are shown only for Class A and after-tax returns for other classes will vary.

     ANNUAL TOTAL RETURN FOR CLASS A SHARES

[bar chart]

12/31/06        7.96%

     For each calendar year at NAV


     2007 Total Return as of February 28, 2007: -0.37%

     CLASS A
     Highest Calendar Qtr Return at NAV (non-annualized):  4.79%       Quarter Ended    12/31/06
     Lowest Calendar Qtr Return at NAV (non-annualized):   -3.96%      Quarter Ended    6/30/06


     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006
================================================================================
     Returns include payment of Maximum Sales Charge

                                                                        Since
                                            Past          Past        Inception
                                           1 Year        5 Years     (9/30/2005)
================================================================================
     Before Taxes
     Class A                                 1.75%         n/a           2.50%
     Class C                                 6.11%         n/a           6.65%
================================================================================
     Return After Taxes on Distributions
     Class A                                 1.75%         n/a           2.49%
================================================================================
     Return After Taxes on Distributions and Sale of Fund Shares
     Class A                                 1.14%         n/a           2.12%
================================================================================
     S&P 500 Index (reflects no deductions for fees, expenses or taxes)
                                            15.78%         n/a          12.19%
================================================================================
     BXM Index (reflects no deductions for fees, expenses or taxes)
                                            13.33%         n/a           8.12%

     FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     SHAREHOLDER FEES (paid directly from your investment)
================================================================================
                                                           Class A       Class C
                                                           Shares        Shares
================================================================================
     Maximum sales charge (load) imposed on purchases
       (as a percentage of offering price)                  5.75%1         None
================================================================================
     Maximum deferred sales charge (load) (as a
     percentage of the lesser of original purchase
     price or redemption proceeds)                          None2         1.00%3
================================================================================
     Redemption fee4                                        2.00%         2.00%
================================================================================





     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
     Fund assets)
================================================================================
                                                           Class A       Class C
                                                           Shares        Shares
================================================================================
     Management Fees                                        1.00%         1.00%
================================================================================
     Distribution and/or service (12b-1) fees               0.25%         1.00%5
================================================================================
     Other expenses                                        34.73%        34.73%
================================================================================
     Total annual fund operating expenses6                 35.98%        36.73%
================================================================================
     Expense Waiver and Reimbursements                    (34.23%)      (34.23%)
================================================================================
     Net Operating Expenses                                 1.75%         2.50%
================================================================================


     1Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

     2The redemption of shares purchased pursuant to the Large Order NAV Purchase Privilege may be subject to a CDSC of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during months 13-18. See "Purchase of Shares--Class A Shares."

     3Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of owning them and 0.50% during months 13-18. Investments in Class C Shares of the Fund made prior to April 1, 2006 are not subject to the 0.50% CDSC for redemptions made between 13-18 months after purchase.

     4Shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a 2.00% redemption fee paid to the Fund. See "Redemption of Shares."

     5While Class C Shares do not have any front-end sales charges, due to their higher ongoing annual expenses (resulting from higher 12b-1 distribution and service fees) over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


     6The Fund's Investment Adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.75% and 2.50% of the Fund's average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2012. For a period of five years subsequent to the Fund's commencement of operations on September 30, 2005, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the expense limit.

     EXAMPLE
--------------------------------------------------------------------------------

     The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividend and capital gains are reinvested and that the Fund's operating expenses (assuming fee waivers in each period) remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       ONE YEAR       THREE YEARS     FIVE YEARS       TEN YEARS
================================================================================
     Class A Shares       $743          $1,094          $1,469         $10,624
================================================================================
     Class C Shares       $353          $  779          $1,331         $10,715
================================================================================


     You would pay the following expenses if you did not redeem your shares:

                       ONE YEAR       THREE YEARS     FIVE YEARS       TEN YEARS
================================================================================
     Class A Shares       $743          $1,094          $1,469         $10,624
================================================================================
     Class C Shares       $253          $  779          $1,331         $10,715
================================================================================

The dollar amounts in the example above for "One Year", "Three Years" and "Five Years" reflect the Investment Adviser's contractual agreement to waive its management fee and reimburse other operating expenses to limit total annual operating expenses through March 31, 2012 as described above. The dollar amount shown under "Ten Years" assumes that this expense waiver is not continued beyond March 31, 2012 and reflects the gross expenses of the Fund based upon its average assets for the fiscal year ended November 30, 2006.

     CLAYMORE/ZACKS MULTI-CAP OPPORTUNITIES FUND



     INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

     The Claymore/Zacks Multi-Cap Opportunities Fund's primary investment objective is capital appreciation. The Fund's secondary objective is to provide shareholders with income through dividends. The Fund's investment objectives are not fundamental, and may be changed by the Board of Trustees without shareholder approval.

     PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The Fund pursues its investment objectives by applying a hybrid research process, which uses both quantitative and qualitative criteria. Zacks Investment Management, Inc., the Fund's sub-adviser (the "Sub-Adviser") uses a proprietary model to quantitatively assess the attractiveness of a large universe of stocks based primarily on an analysis of changing patterns of earnings estimates for a company (the "Zacks Rank"). The primary aim of the Zacks Rank model is to identify those companies most likely to experience positive earnings estimate revisions. From a smaller universe of stocks that are highly ranked by the quantitative model (approximately 300 securities), the portfolio managers select stocks with strong earnings potential using traditional "bottom-up" valuation metrics.

     Portfolio construction is driven by modern portfolio theory incorporating strict risk controls. Under normal circumstances, the Sub-Adviser expects to invest primarily in equity securities with an emphasis on equity securities of U.S. issuers. The Fund also may invest in equity securities of Canadian issuers and American Depositary Receipts ("ADRs"), which are receipts that represent an interest in foreign securities held on deposit by U.S. banks. The Fund seeks to diversify its assets by investing in securities from a pool of more than a dozen industry sectors and over two hundred (200) industry groups. The Sub-Adviser allocates assets opportunistically based on market information and is not constrained by market capitalization or style parameters. Sector, capitalization and style allocations generally result from market trends regarding earnings information.

     Under normal circumstances, the Fund invests primarily in equity securities of U.S. issuers. The Fund also may invest in equity securities of Canadian issuers, ADRs, and certain derivative instruments. These policies are non-fundamental and may be changed by the Board of Trustees without shareholder approval.

     Investment Philosophy. The Sub-Adviser's investment strategy is based on the belief that just as the broader markets are driven by investors' expectations of interest rates, inflation and economic growth, each individual company's stock price is also driven by expectations. The most critical expectations are the projected earnings for the current quarter, the current fiscal year and the next fiscal year.

     These earnings expectations, or estimates, and their continual revisions are generated by approximately 3,500 securities analysts employed by over 185 brokerage/research firms providing ongoing investment research. These analysts closely monitor selected groups of companies, analyzing their financial data, their competitors and their markets. They also evaluate new products and services provided by the companies and meet with company executives to learn more about a company's operations. The analysts use this information to arrive at estimates of a company's future earnings.

     Statistical studies indicate that when analysts' earnings estimates for a company are revised upward, the stock, on average, will outperform the market. Conversely, if earnings estimates for a company are revised downward, the stock, on average, will underperform the market.

     The Sub-Adviser selects stocks that it believes will experience future upward estimate revisions and consequently upward price movements. The Sub-Adviser relies on information provided by its affiliate, Zacks Investment Research, Inc., to make these investment decisions.

     Zacks Investment Research, Inc. developed a system and database to monitor the earnings estimates of virtually all of the analysts that follow a given company. The Zacks database covers approximately 4,000 U.S. and Canadian companies and is updated daily from the research of approximately 3,500 securities analysts employed by over 185 brokerage/research firms. Zacks Investment Research, Inc. uses this database to produce the Zacks Rank, a ranking of companies based on patterns in earnings estimate revisions and deviations between reported quarterly earnings and analysts' estimates of earnings for the quarter. The Zacks Rank seeks to predict future relative investment performance over a 3-6 month horizon, for over 4,000 U.S. and Canadian companies.

     Zacks Investment Research, Inc. has been producing the Zacks Rank on a weekly basis since 1981. The Zacks Rank classifies companies into five categories, numbered one through five. The stocks in category 1 are expected to have upward estimate revisions and the stocks in category 5 are expected to have downward estimate revisions. The Sub-Adviser has used the Zacks Rank since 1994 as one factor when making stock selection decisions for institutional accounts. The Sub-Adviser plans to use the Zacks Rank in managing investments in the Fund.

     Decision Process And Stock Selection. The Sub-Adviser's decision process is based on the portfolio managers' evaluation of a wide range of fundamental factors, including the Zacks Rank, to determine if a company's stock should be purchased for or sold from the portfolio.

     SECONDARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     Although not primary investment strategies, the Fund is authorized to use certain derivatives instruments for hedging and risk management strategies; enter into forward commitment transactions for the purchase and sale of securities on a "when-issued" or delivery" basis; make short sales of securities; engage in repurchase agreement transactions; invest up to 15% of the Fund's net assets in illiquid or restricted securities; and lend portfolio securities. These investment strategies are described in the Statement of Additional Information.

     The Fund may, for temporary defensive purposes, hold a substantial percentage of the Fund's assets in cash reserves (short-term money market instruments) during times in which investment risks in the equity markets appear substantial in the opinion of the Sub-Adviser. The Fund may not achieve its investment objectives when invested for temporary defensive purposes.

     PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

     The Fund will buy and sell securities to seek to achieve its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. Although the Fund cannot accurately predict its portfolio turnover rate, under normal conditions it expects to maintain relatively low turnover of its portfolio. However, at times, the Fund's annual turnover rate may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in greater realization of taxable short-term capital gains.

     RISKS
--------------------------------------------------------------------------------

     Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

     PRIMARY INVESTMENT RISKS
--------------------------------------------------------------------------------

     Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

     Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed-income securities, common stocks have also experienced significantly more volatility in those returns.

     Risks of Mid-Cap and Small-Cap Companies. The Fund may invest in equity securities of companies of any size capitalization, including mid-cap and small-cap companies. The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies.

     Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short and long term. Dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

     Foreign Investment Risk. Although the Fund will limit its investment in securities of foreign issuers to ADRs and Canadian issuers, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

     ADDITIONAL RISK CONSIDERATIONS
--------------------------------------------------------------------------------

     In addition to the risks described above, there are certain other risks related to investing in the Fund. These risks are described further in the Statement of Additional Information.

     FUND PERFORMANCE
--------------------------------------------------------------------------------

     While the Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future, it can be valuable for an investor to know. The information below illustrates the variability of the Fund's returns by providing some indication of the risks of investing in the Fund by showing changes in the Fund's performance and showing how the Fund's average annual returns compare with those of a broad measure of market performance.

     The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table below shows how Fund performance compares to relevant index information (which unlike the Fund, does not reflect fees or expenses). The table includes the effects of maximum sales loads. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates). The returns shown reflect a fee waiver/expense limitation. See the following page for more information.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. This Fund is a multiple class fund that offers more than one class in this prospectus; after-tax returns are shown only for Class A and after-tax returns for other classes will vary.

     ANNUAL TOTAL RETURN FOR CLASS A SHARES

     For each calendar year at NAV


[bar chart]

12/31/06        13.55%



     2007 Total Return as of February 28, 2007: 2.27%

     CLASS A
     Highest Calendar Qtr Return at NAV (non-annualized):  7.59%       Quarter Ended    3/31/06
     Lowest Calendar Qtr Return at NAV (non-annualized):   -1.64%      Quarter Ended    6/30/06

     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006
================================================================================
     Returns include payment of Maximum Sales Charge

                                                                         Since
                                            Past          Past         Inception
                                           1 Year        5 Years       (12/5/05)
================================================================================
     Before Taxes
     Class A                                 7.02%         n/a           4.95%
     Class C                                11.68%         n/a          10.05%
================================================================================
     Return After Taxes on Distributions
     Class A                                 7.02%         n/a           4.95%
================================================================================
     Return After Taxes on Distributions and Sale of Fund Shares
     Class A                                 4.56%         n/a           4.21%
================================================================================
     Russell 3000 Index (reflects no deductions for fees, expenses or taxes)
                                            15.80%         n/a          13.73%
================================================================================

     FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     SHAREHOLDER FEES (paid directly from your investment)
================================================================================
                                                           Class A       Class C
                                                           Shares        Shares
================================================================================
     Maximum sales charge (load) imposed on purchases
       (as a percentage of offering price)                  5.75%1         None
================================================================================
     Maximum deferred sales charge (load) (as a
     percentage of the lesser of original purchase
     price or redemption proceeds)                          None2         1.00%3
================================================================================
     Redemption fee4                                        2.00%         2.00%
================================================================================





     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
     Fund assets)
================================================================================
                                                           Class A       Class C
                                                           Shares        Shares
================================================================================
     Management Fees                                        0.90%         0.90%
================================================================================
     Distribution and/or service (12b-1) fees               0.25%         1.00%5
================================================================================
     Other expenses                                        40.23%        40.23%
================================================================================
     Total annual fund operating expenses6                 41.38%        42.13%
================================================================================
     Expense Waiver and Reimbursements                    (39.73%)      (39.73%)
================================================================================
     Net Operating Expenses                                 1.65%         2.40%
================================================================================


     1Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

     2The redemption of shares purchased pursuant to the Large Order NAV Purchase Privilege may be subject to a CDSC of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during months 13-18. See "Purchase of Shares--Class A Shares."

     3Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of owning them and 0.50% during months 13-18. Investments in Class C Shares of the Fund made prior to April 1, 2006 are not subject to the 0.50% CDSC for redemptions made between 13-18 months after purchase.

     4Shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a 2.00% redemption fee paid to the Fund. See "Redemption of Shares."

     5While Class C Shares do not have any front-end sales charges, due to their higher ongoing annual expenses (resulting from higher 12b-1 distribution and service fees) over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


     6The Fund's Investment Adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.65% and 2.40% of average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2012. For a period of five years subsequent to the Fund's commencement of operations on December 5, 2005, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the expense limit.

     EXAMPLE
--------------------------------------------------------------------------------

     The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example is based on an asset size of $50 million.


     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividend and capital gains are reinvested and that the Fund's operating expenses (assuming fee waivers in each period) remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       ONE YEAR       THREE YEARS     FIVE YEARS       TEN YEARS
================================================================================
     Class A Shares       $733          $1,065          $1,420         $10,684
================================================================================
     Class C Shares       $343          $  748          $1,280         $10,754
================================================================================


     You would pay the following expenses if you did not redeem your shares:

                       ONE YEAR       THREE YEARS     FIVE YEARS       TEN YEARS
================================================================================
     Class A Shares       $733          $1,065          $1,420         $10,684
================================================================================
     Class C Shares       $243          $  748          $1,280         $10,754
================================================================================

The dollar amounts in the example above for "One Year", "Three Years" and "Five Years" reflect the Investment Adviser's contractual agreement to waive its management fee and reimburse other operating expenses to limit total annual operating expenses through March 31, 2012 as described above. The dollar amount shown under "Ten Years" assumes that this expense waiver is not continued beyond March 31, 2012 and reflects the gross expenses of the Fund based upon its average assets for the fiscal year ended November 30, 2006.

     INVESTMENT ADVISORY SERVICES


     INVESTMENT ADVISER
--------------------------------------------------------------------------------


     Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group Inc., acts as each Fund's investment adviser (the "Investment Adviser") pursuant to an advisory agreement with each Fund (each an "Advisory Agreement" and collectively, the "Advisory Agreements"). The Investment Adviser is a Delaware limited liability company with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. As of February 28, 2007, Claymore entities have provided supervision, management, servicing or distribution on over $ 16 billion in assets through closed-end funds, unit investment trusts, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreements, the Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies.


     Pursuant to the Advisory Agreements, each Fund pays the Investment Adviser an advisory fee for the services and facilities it provides payable on a monthly basis at the following annual rates of each Fund's average daily net assets:

                                                       MANAGEMENT FEE
     FUND                                      (as a percentage of average
                                                       daily net assets)
==========================================================================
     Claymore Core Equity Fund                              0.90%
==========================================================================
     Claymore Peroni Equity Opportunities Fund              0.90%
==========================================================================
     Claymore/Fiduciary Large Cap Core Fund                 0.85%
==========================================================================
     Claymore/Fiduciary Strategic Equity Fund               1.00%
==========================================================================
     Claymore/Zacks Multi-Cap Opportunities Fund            0.90%
==========================================================================

     The Investment Adviser has entered into agreements with each Fund to waive a portion of its management fee and to absorb operating expenses to the extent necessary to cap each Fund's expense ratio at certain rates (see each Fund's expense table). Because of these agreements, the Funds may pay the Investment Adviser less than the contractual management fee.

     In addition to advisory fees, each Fund pays all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Trustees (other than those who are affiliated persons of the Investment Adviser) and all other ordinary business expenses not specifically assumed by the Investment Adviser.

     SUB-ADVISERS

--------------------------------------------------------------------------------


     CLAYMORE/FIDUCIARY STRATEGIC EQUITY FUND AND
     CLAYMORE/FIDUCIARY LARGE CAP CORE FUND
--------------------------------------------------------------------------------


     Fiduciary Asset Management, LLC ("FAMCO") acts as the Sub-Adviser to the Claymore/Fiduciary Strategic Equity Fund and the Claymore/Fiduciary Large Cap Core Fund. FAMCO is a Missouri limited liability company, located at 8112 Maryland Avenue, Suite #400, St. Louis, Missouri 63105, and is a registered investment adviser and serves as investment adviser or portfolio supervisor to investment portfolios with approximately $17.4 billion in assets as of January 31, 2007. FAMCO also manages four closed-end management investment companies.

     FAMCO was founded as an independent investment firm in 1994. FAMCO invests in a broad range of equity, hedged equity, master limited partnership, and fixed income securities for institutional and high net worth clients, including Fortune 500 companies, public pensions and large endowments and foundations.

     Under the supervision of the Investment Adviser and the Board of Trustees, FAMCO provides a continuous investment program for each Fund's portfolio, provides investment research and makes and executes recommendations for the purchase and sale of securities.

     Charles D. Walbrandt, Chief Executive Officer and Chief Investment Officer of FAMCO, founded FAMCO in 1994. From 1974 through 1994, Mr. Walbrandt served in various capacities with General Dynamics Corporation, including Corporate Vice President, Trust Investment and Treasurer. While at General Dynamics, Mr. Walbrandt created the internal investment department in 1983, designed the investment management process and managed both equity and fixed income portfolios. Mr. Walbrandt holds a B.S. degree in economics from the University of Wisconsin, an M.B.A. in finance from St. Louis University and is a Chartered Financial Analyst. FAMCO is controlled by Mr. Walbrandt.

     FAM's investment committee includes Charles D. Walbrandt, Wiley D. Angell, Mohammed Riad, James J. Cunnane Jr. and Joseph E. Gallagher.

     For its services, the Investment Adviser pays FAMCO a sub-advisory fee payable on a monthly basis at the annual rate of 0.50% of the Claymore/Fiduciary Strategic Equity Fund's average daily net assets and at the annual rate of 0.425% of the Claymore/Fiduciary Large Cap Core Fund's average daily net assets.

     CLAYMORE/ZACKS MULTI-CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------


     Zacks Investment Management, Inc. ("ZIM") acts as Sub-Adviser to the Claymore/Zacks Multi-Cap Opportunities Fund. ZIM, located at 100 N. Riverside Plaza, Suite 2200, Chicago, Illinois 60606, was founded in 1991 and is a wholly-owned subsidiary of Zacks Investment Research, Inc. ZIM is a registered investment adviser and serves as investment adviser or portfolio supervisor to investment portfolios with approximately $600 million in assets as of January 31, 2007.


     Under the supervision of the Investment Adviser and the Board of Trustees, ZIM provides a continuous investment program for the Fund's portfolio, provides investment research and makes and executes recommendations for the purchase and sale of securities.

     For its services, the Investment Adviser pays ZIM a sub-advisory fee payable on a monthly basis at the annual rate of 0.45% of the Fund's average daily net assets.

     APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------


     Factors the Board of Trustees considers in reviewing the Advisory Agreements and the sub-advisory agreements will be available in each Funds' semi-annual report to shareholders dated May 31, 2007.


     PORTFOLIO MANAGEMENT

--------------------------------------------------------------------------------

     CLAYMORE CORE EQUITY FUND
--------------------------------------------------------------------------------


     Chuck Craig, CFA, Managing Director, Research and Development, has served as portfolio manager of the Fund since its inception and is responsible for the day-to-day management of the Fund's portfolio. Mr. Craig joined the Investment Adviser in May of 2003. In addition to his role as portfolio manager, Mr. Craig is involved in the research, selection and development of new products and for the firm's unit investment trusts. Before joining Claymore Securities, Inc., Mr. Craig spent four years with First Trust Portfolios L.P. (formerly Nike Securities) as an equity research analyst and portfolio manager within the Equity Strategy Research group. Prior to joining First Trust Portfolios L.P., Mr. Craig spent three years as a portfolio analyst with PMA Securities, Inc., a brokerage firm specializing in municipal finance. Mr. Craig received an M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

     CLAYMORE PERONI EQUITY OPPORTUNITIES FUND
--------------------------------------------------------------------------------


     Eugene E. Peroni, Jr. has served as the portfolio manager for the Claymore Peroni Equity Opportunities Fund since its inception. Mr. Peroni joined Claymore in 2002 and serves as Senior Managing Director, Equity Research for the Investment Adviser. Most recently, prior to joining Claymore, Mr. Peroni served as Senior Managing Director, Equity Research for Nuveen Investments. Mr. Peroni's insights have been published in the PERONI REPORT, a strategy letter offering stock market forecasts and specific stock recommendations for both short- and long-term investments. Mr. Peroni has selected the popular "Peroni's Top Ten Picks" since 1988. Mr. Peroni began training in the field of technical research at age 16 with his father, Eugene E. Peroni, Sr., who founded the Peroni Method more than 50 years ago. The Peroni Method uses a bottom-up approach, emphasizing the technical merits of an individual stock. Mr. Peroni has more than 30 years of experience in his field. Mr. Peroni regularly appears on CNBC, PBS Nightly Business Report, CBS MarketWatch, and Bloomberg Radio, and is quoted often in such esteemed publications as The Wall Street Journal and The New York Times.



     CLAYMORE/FIDUCIARY STRATEGIC EQUITY FUND AND
     CLAYMORE/FIDUCIARY LARGE CAP CORE FUND
--------------------------------------------------------------------------------


     Mohammed Riad, Managing Director, Senior Portfolio Manager and Chief Derivatives Strategist of FAMCO, has served as the primary portfolio manager for each of the Claymore/Fiduciary Strategic Equity Fund and Claymore/Fiduciary Large Cap Core Fund since their inception and is responsible for day-to-day management of each Fund's portfolio. Mr. Riad is a member of the portfolio management team and performs securities research. Mr. Riad currently heads FAMCO's options-based large-cap Hedged Core Equity and Stable Return Hedged Equity portfolios, which employ covered call writing strategies on behalf of institutional accounts. Mr. Riad is also responsible for the development and oversight of FAMCO's small/mid-cap strategies. Mr. Riad joined the firm in June 1999 after earning his M.B.A. from Washington University. Prior to this, Mr. Riad worked for six years at Legg Mason Wood Walker in the Washington D.C. office, and as an Administrative Manager in Legg Mason Wood Walker's New York office. Mr. Riad also holds a Bachelor of Science degree in Business from Wake Forest University.

     K. Timothy Swanson, Senior Vice President and Portfolio Manager of FAMCO, has served as portfolio co-manager of each of the Claymore/Fiduciary Strategic Equity Fund and Claymore/Fiduciary Large Cap Core Fund since their inception and is responsible for day-to-day management of each Fund's portfolio. Mr. Swanson joined FAMCO in 2003 and performs quantitative and qualitative research and portfolio management duties for FAMCO's large-cap institutional equity strategies. Mr. Swanson implements portfolio management decisions for hedged equity institutional portfolios, as well as closed-end and open-end funds. Mr. Swanson provides the Strategy Committee with statistical and quantitative analysis of macroeconomic, sector, industry, and company-specific recommendations and supporting data. He assists in designing, structuring, and managing FAMCO's quantitative research effort. Mr. Swanson has been a portfolio manager with FAMCO since 2004. From 2001-2003, Mr. Swanson served as a managing director at Argent Capital Management, serving in a variety of roles including portfolio management and fundamental research within the consumer cyclical, consumer staples and healthcare sectors. From 1994-2001, Mr. Swanson was a senior analyst at A.G. Edwards & Sons for the beverage and tobacco industries, earning eight Wall Street Journal All-Star Analyst awards between 1997 and 2000. Mr. Swanson is a Chartered Financial Analyst (CFA) and member of the St. Louis Society of Financial Analysts. Mr. Swanson received his M.B.A. from Washington University in St. Louis and his bachelor of arts degree from Colgate University.


     CLAYMORE/ZACKS MULTI-CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------


     Benjamin L. Zacks, Senior Portfolio Manager at Zacks Investment Management, Inc., has served as portfolio co-manager of the Fund since its inception and provides a qualitative, fundamental overview of securities selected through the quantitative process. Mr. Zacks founded Zacks Investment Management, Inc. in 1991 and has served in his current position since that time. Mr. Zacks co-founded Zacks Investment Research, Inc. in 1978 and served as Executive Vice President from 1978-1991. Mr. Zacks received a B.A. in Economics from Boston University.

     Mitch E. Zacks, Portfolio Manager at Zacks Investment Management, Inc., has served as portfolio co-manager of the Fund since its inception and oversees the modeling and quantitative process. Mr. Zacks joined Zacks Investment Management, Inc. in 1996 and has been a Portfolio Manager with the firm since 1999. Mr. Zacks received a B.A. in Economics from Yale University and an MBA in Analytic Finance from the University of Chicago.


     The SAI provides additional information about each portfolio manager's compensation structure, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities of the Fund(s) he manages.

     PURCHASE OF SHARES



     GENERAL
--------------------------------------------------------------------------------

     This prospectus offers two classes of shares of each Fund, designated as Class A Shares and Class C Shares.

       o Class A Shares generally bear sales charge expenses at the time of purchase.

       o Class C Shares may bear sales charge expenses at the time of redemption and are subject to higher ongoing distribution fees and service fees.

     By offering multiple classes of shares, the Funds permit each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution fees and service fees and other features that are designed to address the needs of a variety of investors.

     Each class of shares generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.


     To the extent allowed by applicable law, the Funds reserve the right to discontinue offering shares at any time or to cease operating entirely.


     PRICING FUND SHARES
--------------------------------------------------------------------------------

     The offering price of each Fund's shares is based upon the net asset value per share (plus sales charges, as applicable). The differences among the classes' net asset values per share reflect the daily expense accruals of the distribution fees applicable to Class A Shares and Class C Shares.

     The net asset value per share for each class of shares of the Funds is determined once daily as of the close of the New York Stock Exchange (the "NYSE"), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. Net asset value per share for each class is determined for each Fund by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

     The Funds value equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are trading, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded on NASDAQ are valued at the NASDAQ Official Closing Price produced by NASDAQ each business day. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at fair value considering prices for securities of comparable maturity, quality, and type. The Funds value securities for which market quotations are not readily available, including restricted securities, by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security's value or meaningful portion of the Fund's portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the Funds' value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost. The Funds value exchange-traded options at the mean of the bid and asked prices.


     Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Funds' net asset value is not calculated and on which the Funds do not effect sales, redemptions and exchanges of their shares.

     The Funds calculate net asset value per share, and therefore effect sales, redemptions and exchanges of their shares, as of the close of trading on the NYSE each day the NYSE is open for trading. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed, as described below. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.


     HOW TO BUY SHARES
--------------------------------------------------------------------------------

     The shares of the Funds are offered on a continuous basis through Claymore Securities, Inc. (the "Distributor"), as principal underwriter, located at 2455 Corporate West Drive, Lisle, Illinois 60532. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and

     NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

     Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, recordkeeper or financial adviser, to the Funds' transfer agent. When purchasing shares of the Funds, investors must specify whether the purchase is for Class A Shares or Class C Shares.

     Sales personnel of authorized dealers distributing the Funds' shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares or Class C Shares. The Investment Adviser, the Sub-Advisers and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Funds) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Funds over other investment options. Any such payments will not change the net asset value or the price of the Funds' shares. The Investment Adviser and its affiliates, out of their own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments to certain financial institutions ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees paid by the Funds pursuant to the Rule 12b-1 Plan. The Investment Adviser and its affiliates may pay financial institutions for various services including marketing support, training, operations and system support, and other specified services. Revenue sharing payments may also be made for providing the Funds with "shelf space" or access to a third party platform, inclusion of the Funds on preferred or recommended sales lists, mutual fund "supermarket" platforms and other sales programs and allowing the Investment Adviser and its affiliates access to a financial institution's conferences and meetings. The level of revenue sharing payments made may be a minimum fixed fee, based on the total assets under management for the Funds held by the financial institution's customers, or based on sales of the Funds made by financial institutions. The amount of revenue sharing payments may be different for different financial institutions.

     For more information, please see the Funds' Statement of Additional Information and/or contact your authorized dealer.

     The minimum investment amount when establishing a regular account with the Funds is $2,500. The minimum for establishing a retirement account or a UGMA/UTMA account without an automatic investment plan is $1,000. To open an account with an automatic investment plan, the minimum is $500. The minimum amount for additional investments is $100 and for automatic investments is $50 per month. The minimum amounts for exchanges are $2,500 for a new regular account, $1,000 for a retirement account or a UGMA/UTMA account without an automatic investment plan, $500 for an automatic investment plan and $100 for additional investments. Additionally, the Funds may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation. Investment minimums do not apply to purchases made through asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals.

     The Funds, the Distributor and/or the Transfer Agent reserve the right to reject or limit any order to purchase Fund shares and/or to close any shareholder account if it is believed that the account is being used for fraudulent or illegal purposes. One or more of these actions will be taken when, at the Funds' sole discretion, they are deemed to be in the Funds' best interest, or when the Funds are requested or compelled to do so by governmental authority or by applicable law. Certain patterns of past purchase and sale transactions involving the Funds and/or other Participating Funds (as defined below) may result in the Funds rejecting or limiting, in the Funds' or the Distributor's discretion, additional purchases or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous purchase and sale transactions. The Funds also reserve the right to suspend the sale of the Funds' shares in response to conditions in the securities markets or for other reasons.


     All checks submitted for the purchase of shares must be in U.S. dollars and must be drawn on a domestic bank. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.


     The transfer agent will charge a fee against a shareholder's account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

     Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked to provide your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box may not be accepted. The Funds, the Distributor and/or the Transfer Agent reserve the right to not open your account if this information is not provided. If the Funds, the Distributor and/or the Transfer Agent do not have a reasonable belief of the identity of a customer, the account will be rejected or will not be allowed to perform a transaction until such information is received. The Funds may also reserve the right to close the account (minus any applicable sales or other charges) within 5 business days or take any other action required by law.

     Shares of the Funds have not been registered for sale outside of the United States. The Claymore funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

     DISTRIBUTION PLAN AND SERVICE PLAN
--------------------------------------------------------------------------------

     The Funds have adopted a distribution and services plan (the "Plan") with respect to their Class A Shares and Class C Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, the Funds pay distribution fees in connection with the sale and distribution of their shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts.

     The amount of distribution fees and service fees varies between the classes of shares offered by the Funds. Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment in a Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of distribution fees and service fees and other expenses of a Fund associated with that class of shares.

     The distribution fees payable under the Plan are at an annual rate of up to 0.75% of average daily net assets for Class C Shares. The service fees payable under the Plan are at an annual rate of up to 0.25% of average daily net assets for each class. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Funds applicable to each class of shares offered herein.

     CLASS A SHARES
--------------------------------------------------------------------------------

     Under the Plan, a service fee at an annual rate of up to 0.25% of average daily net assets is deducted from the assets of each Fund's Class A Shares.

     Class A Shares of the Funds are sold at the offering price, which is net asset value plus an initial maximum sales charge that varies with the amounts you invest as follows:

                     CLASS A SHARES -- SALES CHARGE SCHEDULE
--------------------------------------------------------------------------------

                               FRONT-END       FRONT-END SALES
                              SALES CHARGE        CHARGE AS
                               AS A % OF            A % OF             DEALER
     YOUR INVESTMENT         OFFERING PRICE*    NET INVESTMENT       REALLOWANCE
================================================================================
     Up to $50,000                 5.75%              6.10%              5.00%
================================================================================
     $50,000-$99,999               4.50%              4.71%              3.75%
================================================================================
     $100,000-$249,999             3.75%              3.90%              3.00%
================================================================================
     $250,000-$499,999             2.60%              2.67%              2.00%
================================================================================
     $500,000-$999,999             2.00%              2.04%              1.50%
================================================================================
     $1 million or more         See below**        See below**           1.00%
================================================================================

     *  The offering price includes the sales charge.

     ** See the "Large Order Net Asset Value Purchase Privilege" section on page
        60.

     Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain distributions.

     CLASS A SHARES PURCHASE PROGRAMS
--------------------------------------------------------------------------------

     Eligible purchasers of Class A Shares also may be entitled to reduced or waived sales charges through certain purchase programs offered by the Funds.

     Quantity Discounts. You may be able to lower your Class A sales charges if:

       o you plan to invest at least $50,000 in Class A Shares of the Funds (including Class A Shares in other Participating Funds) over the next 13 months ("Letter of Intent") (see below);

       o the amount of Class A Shares you already own in the Funds (including Class A Shares in other Participating Funds) plus the amount you're investing now in Class A Shares is at least $50,000 ("Cumulative Discount"); or

       o you are investing a total of $50,000 or more in Class A Shares of the Funds and other Participating Funds on the same day ("Combined Purchases").


     By signing a Letter of Intent you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The Letter of Intent will apply to all purchases of Class A Shares of the Funds and any other Participating Fund's Class A shares. Any shares purchased within 90 days prior to the date you sign the Letter of Intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after the date of the Letter of Intent. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 5.75% (5.00% for Letters of Intent entered into prior to April 1, 2007) of the amount of the Letter of Intent will be held in escrow during the 13-month period. If, at the end of that time, the total net amount invested made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amount invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you. If you establish a Letter of Intent with the Claymore family of funds you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.


     The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

     For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Claymore family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

     As used herein, "Participating Funds" refers to Claymore open-end investment companies advised by the Investment Adviser and distributed by the Distributor.

     Investors must notify the Funds or their authorized dealer at the time of purchase whenever a quantity discount is applicable to purchases and may be required to provide the Funds, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Funds or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Funds or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Funds and authorized dealers may not retain this information.

     For more information about sales charge discounts, please visit www.claymore.com (click on the link entitled "Sales Charges" in the "Mutual Funds" section) or consult with your financial representative.

     Net Asset Value Purchases. You may be able to buy Class A Shares without a sales charge when you are:

       o  reinvesting dividends or distributions

       o participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

       o exchanging an investment in Class A Shares of another Fund or a Participating Fund for an investment in the Funds

       o  a current or former director or trustee of the Claymore funds

       o an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of Claymore Securities, Inc. or its affiliates or of a sub-adviser to any fund in the Claymore family of funds or of a broker-dealer authorized to sell shares of such funds

       o using proceeds from a dividend or capital gain distribution from a Claymore closed-end fund, Claymore unit investment trust or a separately managed account advised by Claymore.

       o using proceeds from the termination of a Claymore unit investment trust.

     There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The Funds may waive the sales charges for investors in other situations as well. Your financial advisor or the Funds' shareholder service agent can answer your questions and help you determine if you are eligible.

     Large Order Net Asset Value Purchase Privilege. There is no initial sales charge on purchases of Class A Shares in an account or accounts with an accumulated value of $1 million or more. However, you may be charged a contingent deferred sales charge ("CDSC") of 1.00% on any shares you sell within 12 months of owning them and 0.50% during months 13-18. This CDSC is waived under certain circumstances, including the redemption of shares whose dealer of record at the time of the investment notifies the distributor that the dealer waives the applicable commission. Your financial advisor or the Funds' shareholder service agent can answer your questions and help you determine if you are eligible.

     CLASS C SHARES
--------------------------------------------------------------------------------

     Under the Plan, a distribution fee at an annual rate of up to 0.75% of average daily net assets and a service fee at an annual rate of up to 0.25% of average daily net assets is deducted from the assets of each Fund's Class C Shares.

     Class C Shares of the Funds are sold at net asset value and are subject to a CDSC of 1.00% on any shares you sell within 12 months of owning them and 0.50% during months 13-18. Investments in Class C Shares of the Funds made prior to April 1, 2006 are not subject to the 0.50% CDSC for redemptions made between 13-18 months after purchase.

     The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no contingent deferred sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Funds and authorized dealers may not retain this information. In addition, no CDSC is assessed on shares received from reinvestment of dividends or capital gain distributions. The Funds will not accept a purchase order for Class C Shares in the amount of $1,000,000 or more.

     In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account.

     CLASS C SHARES PURCHASE PROGRAMS
--------------------------------------------------------------------------------

     Eligible purchasers of Class C Shares may also be entitled to a reduction in or elimination of CDSC through certain purchase programs offered by the Fund. Investors must notify the Fund or their authorized dealer whenever a reduced CDSC is applicable and may be required to provide the Funds, or their authorized dealer, with certain information or records to verify eligibility for a reduced CDSC. These include:

       o redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

     In addition, there are certain cases in which you may be exempt from a CDSC. These include:

       o the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial representative or the Funds' shareholder service agent to determine if the conditions exist;

       o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made up to a maximum of 12% of the net asset value of the account on the date of the withdrawal;

       o  withdrawals related to certain retirement or benefit plans; or

       o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

     In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or the Funds' shareholder service agent can answer your questions and help you determine if you are eligible.

     ADDITIONAL SHARE PURCHASE PROGRAMS
--------------------------------------------------------------------------------

     Purchases by Telephone. Investors may purchase additional shares by calling
     (877) CLAYMORE. If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. Your shares will be purchased at the public offering price (the net asset value next calculated after receipt of your purchase order plus any applicable sales charge).

     Exchange Privilege. Shareholders may exchange shares of the Funds into the same class of shares of any Participating Fund. Exchanges into Class A Shares of the Funds or a Participating Fund are not subject to a sales charge unless the fund being purchased has a higher sales load, in which case shareholders would be required to pay the difference. Exchanges from Class C Shares into another Participating Fund are not subject to a CDSC. Your original purchase date will continue to apply for purposes of determining whether a CDSC applies. The minimum amounts for exchanges are $2,500 for a regular new account and $100 for existing accounts. The minimum for a retirement account or a UGMA/UTMA account without an automatic investment plan is $1,000. To open an account with an automatic investment plan, the minimum is $500.

     Reinstatement Privilege. If you sell shares of the Funds or a Participating Fund and then decide to invest with Claymore again within three months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of the Funds or a Participating Fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Claymore. You'll be reimbursed (in the form of Fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. You can only use the reinstatement feature once during the life of an account. The amount reinstated cannot exceed the dollar amount redeemed. To take advantage of this feature, contact the Funds' shareholder service agent or your financial representative.

     Dividend Reinvestment. You may reinvest dividends and capital gains distributions in shares of the Funds or shares of another Participating Fund. Unless you request otherwise, dividends and capital gains distributions will be reinvested in shares of the Funds.

     AVAILABILITY OF INFORMATION
--------------------------------------------------------------------------------

     Information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge on our website at www.claymore.com. The Prospectus and Statement of Additional Information are also available on the website.

     REDEMPTION OF SHARES


     Generally, holders of shares of the Funds may redeem for cash some or all of their shares without charge by the Funds (other than any applicable sales charge or redemption fee) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class C Shares or Class A Shares bought pursuant to the Large Order Net Asset Value Purchase Privilege may be subject to a CDSC. Redemptions completed through an authorized dealer, custodian, trustee or recordkeeper of a retirement plan account may involve additional fees charged by such person. Redemptions generally will be subject to federal income tax if you hold shares of the Funds in a taxable account.

     Except as specified below, payment for shares redeemed generally will be made within seven days after receipt by the transfer agent of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, the transfer agent may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. Gain or loss for federal income tax purposes may be recognized by the shareholder upon redemption of shares.


     If you hold shares of a Fund in an IRA or other retirement plan, you must indicate on the redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% federal income tax withholding.


     Redemption Fees. The Funds impose a redemption fee of 2.00% of the total redemption amount (calculated at net asset value, without regard to the effect of any CDSC; any CDSC is also assessed on the total redemption amount without regard to the assessment of the 2.00% redemption fee) on all shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Funds, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

     The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Funds. For this reason, the Funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Funds. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds'.

     The redemption fee will not be charged in connection with the following exchange or redemption transactions:

       o transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;

       o  transactions involving hardship of any registered shareholder;

       o systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments;

       o transactions involving shares purchased through the reinvestment of dividends or other distributions;

       o transactions initiated by the Funds or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a Fund);

       o transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the Funds or their agents in their sole discretion);

       o redemptions effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals; or

       o redemptions representing the return of excess contributions in retirement accounts.

     Assets held through asset allocation programs, wrap fee programs and other discretionary programs are expected to represent a significant percentage of the Funds' assets. Accordingly, a large percentage of the Funds' assets may not be subject to the redemption fee. The Funds reserve the right to withdraw waivers, and to modify or terminate these waivers of the redemption fee at any time.

     Written Redemption Requests. Shareholders may request a redemption of shares by written request in proper form sent directly to the Funds' transfer agent, US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. For overnight delivery please use the transfer agent's street address: 615 East Michigan Street, Milwaukee, Wisconsin 53202. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address or a previously designated bank and account, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; a federal savings bank; or other financial intermediary. A notary public is not a sufficient guarantor.


     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Funds, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to the transfer agent. Contact the plan custodian/trustee for further information.

     In the case of written redemption requests sent directly to the transfer agent, the redemption price is the net asset value per share (less any applicable sales charge or redemption fee) next determined after the request in proper form is received by the transfer agent.

     Additionally, although not specifically related to redemptions, the transfer agent will also require a signature guarantee in the following situations:


       o  If ownership is changed on the account; or

       o  When establishing or modifying certain service on an account.


     Authorized Dealer Redemption Requests. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

     Telephone Redemption Requests. The Funds permit redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the transfer agent at (877) CLAYMORE to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.claymore.com to download this form. Shares may be redeemed by calling the transfer agent at (877) CLAYMORE. The Distributor, transfer agent and the Funds employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. If reasonable procedures are employed, then the Distributor, transfer agent and the Funds will not be liable for following telephone instructions which they reasonably believe to be genuine. Telephone redemptions may not be available if the shareholder cannot reach the transfer agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Funds' other redemption procedures previously described. These privileges are available for most accounts other than retirement accounts. If an account has multiple owners, the transfer agent may rely on the instructions of any one owner.


     For redemptions authorized by telephone, amounts of $100,000 or less may be redeemed daily if the proceeds are to be paid by check or by ACH and amounts of at least $1,000 up to $100,000 may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Transfer Agent's charge for each wire is currently $15. There is no charge to have proceeds paid via the ACH network and credit will generally be available in 2-3 business days. The Funds reserve the right at any time to terminate, limit or otherwise modify redemption privileges. Once a telephone transaction is placed, it cannot be cancelled or modified.

     FREQUENT PURCHASES AND REDEMPTIONS


     The Funds are designed for long-term investors. The Funds discourage and do not accommodate frequent trading that is believed to be engaged in for the purpose of attempting to profit from anticipated market movements up or down ("market timing"). Such trading may present risks to other shareholders in the Funds, including disruption of portfolio investment strategies with potential resulting harm to performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact a Fund's net asset value and result in dilution to long-term shareholders. To the extent that a Fund invests in small cap securities to a significant degree, such securities may present greater arbitrage opportunities for short-term trades.

     In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to detect and deter frequent trading that is believed to be engaged in for the purposes of market timing and to detect such trading activity at levels that may be detrimental to the Funds. These policies and procedures include the following:

       o The Funds reserve the right to reject or restrict any purchase order from any investor for any reason, including excessive, short-term or other abusive trading practices which may disrupt portfolio management strategies and harm Fund performance.

       o The Funds reserve the right to modify, limit or terminate the exchange privilege for any investor.

       o The Funds reserve the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

       o To deter short-term and excessive trading, the Funds impose a 2.00% redemption fee on shares redeemed (or exchanged) within 30 days of purchase.

     The Funds have delegated responsibility for implementing these policies and procedures to the Investment Adviser. In making the determination to exercise these rights on behalf of the Funds, the Investment Adviser may consider an investor's trading history in the Funds and accounts under common ownership or control, including the number and size of trades, frequency of trades and trading patterns such as frequent use of "roundtrips." The Investment Adviser seeks to employ reasonable measures to detect frequent trading at levels that may be detrimental to the Funds. Although the Funds notify intermediaries of and request that they enforce the Funds' policies, the Funds cannot directly control activity through all channels and are dependent on intermediaries to enforce the Funds' policies. In certain cases, intermediaries may be unable to implement these policies or may not be able to implement them in the same manner as the Funds due to system limitations or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Funds to direct shareholders. The Funds reserve the right to limit an intermediary's future access to the Funds, up to and including termination of the selling agreement held with an intermediary. There is no assurance that the Funds' policies will be effective in limiting and deterring short-term and excessive trading in all circumstances.

     The Funds' policies and procedures may be amended at any time.

     SHAREHOLDER SERVICES AND POLICIES


     Listed below are some of the shareholder services the Funds offer to investors. For a more complete description of the Funds' shareholder services, such as investment accounts, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

     DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain distributions in shares of the Funds. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless the shareholder instructs otherwise, dividends and distributions are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. Dividends and distributions are subject to federal income tax regardless of whether received in cash or invested in additional shares. This instruction may be made by writing to the transfer agent or by telephone by calling (877) CLAYMORE. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in another Participating Fund at the next determined net asset value. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Funds reserve the right to reinvest the distribution check in your account at the Fund's current net asset value and to reinvest all subsequent distributions.

     AUTOMATIC INVESTMENT PLAN
--------------------------------------------------------------------------------

     An automatic investment plan is available under which a shareholder can authorize the Funds and their agents to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Funds. The minimum investment amount for the automatic investment plan is $50 per month. Additional information is available from the Distributor or your authorized dealer.

     FUND INFORMATION
--------------------------------------------------------------------------------

     In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your dealer or the shareholder service agent.

     DISTRIBUTIONS FROM THE FUNDS


     Each Fund intends to pay dividends and capital gains distributions annually. The Funds expect that dividends and distributions paid on shares will consist of (i) investment company taxable income, which includes, among other things, ordinary income, short-term capital gains and income from certain hedging and interest rate transactions, (ii) net tax-exempt interest (i.e., the excess of income exempt from federal income taxation over certain disallowed deductions), and (iii) net capital gain (i.e., net long-term capital gains in excess of any net short-term capital loss for such year and any capital loss carryforwards from prior taxable years). The Funds may make other distributions as needed.

     The per share distributions on Class C Shares may be lower than the per share distributions on Class A Shares as a result of the higher distribution fees and service fees applicable to Class C Shares.

     Pursuant to the requirements of the 1940 Act, in the event a Fund makes distributions from sources other than income, a notice will accompany each distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the distribution which, in a Fund's good faith judgment, constitutes net capital gains, short-term capital gain, investment company taxable income, net tax-exempt interest or a return of capital. The actual character of such distributions for federal income tax purposes, however, will only be determined finally by a Fund at the close of its fiscal year, based on a Fund's full year performance and its actual net investment company taxable income, net tax-exempt interest and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the estimates.

     FEDERAL INCOME TAXATION


     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Funds and the purchase, ownership and disposition of the Funds' shares. A more complete discussion of the federal income tax laws applicable to the Funds and their shareholders can be found in the SAI that is incorporated by reference into this prospectus. This discussion assumes you are a U.S. person and that you hold your shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Funds and their shareholders (including shareholders owning large positions in the Funds).

     The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them before investing in a Fund.

     TAXATION OF THE FUNDS
--------------------------------------------------------------------------------


     Each of the Funds has elected to be treated and intends to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, a Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from certain publicly traded partnerships, and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer, such securities of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.


     As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). Each Fund intends to distribute substantially all of such income to its shareholders each year. The Funds will be subject to federal income tax at regular corporate rates on any taxable income or gains that they do not distribute to their shareholders.


     The Code imposes a 4% nondeductible federal excise tax on each Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While each Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of this 4% excise tax, there can be no assurance that sufficient amounts of a Fund's ordinary income and capital gain will be distributed to avoid entirely the imposition of this excise tax. In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and any distributions to its shareholders will be taxable as dividend income to the extent of a Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders, provided in each case, certain holding period and other requirements are satisfied. A Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     TAXATION OF SHAREHOLDERS
--------------------------------------------------------------------------------

     Distributions paid to you by a Fund from its net capital gains (i.e., net long-term capital gain in excess of the Fund's net short-term capital loss, if any, that a Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gain, regardless of how long you have held your shares. All other dividends paid to you by a Fund (including dividends from net short-term capital gains) from its current or accumulated earnings and profits are generally subject to tax as ordinary income.


     Special rules apply, however, to dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. If you are an individual or other noncorporate shareholder, any such dividend that you receive from a Fund generally will be eligible for federal income taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and
     (iii) you satisfy certain holding period and other requirements with respect to your shares of the Fund. Dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be offset by capital losses.


     Any distributions you receive that are in excess of a Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.

     Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of a Fund. Dividends and other distributions paid by the Funds are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, a Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

     The Funds will send you information after the end of each year setting forth the amount and tax status of any dividends and distributions paid to you by the Funds.

     The sale or other disposition (such as an exchange) of shares of the Funds will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you held such shares for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. Any loss you realize on a sale or exchange of shares will be disallowed if you acquire substantially identical stock or securities (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.


     Current federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For noncorporate taxpayers, short-term capital gain is currently taxed at the federal income tax rates applicable to ordinary income (currently at a maximum rate of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

     A Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number), who fail to make required certifications, or who have been notified (or if the Fund is notified) by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.

     Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general U.S. federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in the Funds.

     OTHER INFORMATION


     DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


     A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.


     The Funds disclose portfolio holdings on their public web site www.claymore.com as follows:

       o Fiscal Quarters: Complete portfolio holdings (or other disclosure of portfolio holdings as required by applicable legal or regulatory requirements) as of the end of each fiscal quarter disclosed with a minimum lag time of 30 calendar days.

       o Monthly: Top 10 largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 30 calendar days.

     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The following tables are intended to help you understand each Fund's financial performance for the period from its commencement of operations through November 30, 2006 (each Fund's fiscal year end). Certain information reflects financial results for a single Fund share. The total return figures represent the percentage that an investor in a Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose reports, along with each Fund's financial statements, are included in that Fund's annual report, which is available upon request (see back cover).

     CLAYMORE CORE EQUITY FUND HIGHLIGHTS

     CLASS A FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------


                                                                           FOR THE PERIOD
                                                           FOR THE      SEPTEMBER 30,2005**
     PER SHARE OPERATING PERFORMANCE                     YEAR ENDED          THROUGH
     FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD    NOVEMBER 30, 2006  NOVEMBER 30, 2005
===========================================================================================
     Net Asset Value, Beginning of Period                 $  15.45          $  15.00
-------------------------------------------------------------------------------------------
     Income from Investment Operations
         Net investment income(a)                             0.01              0.00(d)
         Net realized and unrealized gain on investments      1.42              0.45
-------------------------------------------------------------------------------------------
            Total from investment operations                  1.43              0.45
-------------------------------------------------------------------------------------------
     Distributions from
         Net realized gain                                   (0.03)             0.00
-------------------------------------------------------------------------------------------
     Net Asset Value, End of Period                       $  16.85          $  15.45
===========================================================================================
     Total return* (b)                                        9.26%             3.00%***
-------------------------------------------------------------------------------------------

     Ratios and Supplemental Data
     Net assets, end of period (thousands)                $    138          $    114
     Ratio of expenses to average net assets*                 1.65%             1.65%(c)
     Ratio of net investment income to average net assets*    0.06%             0.16%(c)
     Portfolio turnover rate                                    55%                1%***

     *   If certain expenses had not been waived or
         reimbursed by the Adviser, total return would
         have been lower and the ratios would have been
         as follows:
         Ratio of expenses to average net assets            141.48%           358.72%(c)
         Ratio of net investment loss to average
          net assets                                       (139.76%)         (356.92%)(c)

     **  Commencement of investment operations.

     *** Non-annualized

     (a) Based on average shares outstanding during the period.

     (b) Does not include payment of maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

     (c) Annualized.

     (d) Amount is less than $.01.

     CLASS C FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------


                                                                        FOR THE PERIOD
                                                          FOR THE        SEPTEMBER 30,2005**
     PER SHARE OPERATING PERFORMANCE                     YEAR ENDED          THROUGH
     FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD    NOVEMBER 30, 2006  NOVEMBER 30, 2005
============================================================================================
     Net Asset Value, Beginning of Period                 $  15.43          $  15.00
--------------------------------------------------------------------------------------------
     Income from Investment Operations

         Net investment income(a)                            (0.11)            (0.02)
         Net realized and unrealized gain on investments      1.42              0.45
--------------------------------------------------------------------------------------------
            Total from investment operations                  1.31              0.43
--------------------------------------------------------------------------------------------
     Distributions from

         Net realized gain                                   (0.03)             0.00
--------------------------------------------------------------------------------------------
     Net Asset Value, End of Period                       $  16.71          $  15.43
============================================================================================
     Total return* (b)                                        8.49%             2.87%***
--------------------------------------------------------------------------------------------

     Ratios and Supplemental Data
     Net assets, end of period (thousands)                $     63          $     51
     Ratio of expenses to average net assets*                 2.40%             2.40%(c)
     Ratio of net investment income to average net assets*   (0.69%)           (0.59%)(c)
     Portfolio turnover rate                                    55%                1%***

     *   If certain expenses had not been waived or
         reimbursed by the Adviser, total return would
         have been lower and the ratios would have been
         as follows:
         Ratio of expenses to average net assets            142.23%           359.47%(c)
         Ratio of net investment loss to average
           net assets                                      (140.51%)         (357.66%)(c)

     **  Commencement of investment operations.

     *** Non-annualized

     (a) Based on average shares outstanding during the period.

     (b) Does not assume payment of maximum CDCS of 1% charged on certain redemptions made within one year of purchase and 0.50% if redeemed during months 13-18 (applicable to shares purchased after March 31, 2006). If the sales charge was included total returns would be lower. These returns include Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

     (c) Annualized.

     CLAYMORE PERONI EQUITY OPPORTUNITIES FUND HIGHLIGHTS

     CLASS A FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------


                                                                           FOR THE PERIOD
                                                            FOR THE       AUGUST 8, 2005**
     PER SHARE OPERATING PERFORMANCE                      YEAR ENDED          THROUGH
     FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD    NOVEMBER 30, 2006  NOVEMBER 30, 2005
==========================================================================================
     Net Asset Value, Beginning of Period                 $  15.53          $  15.00
------------------------------------------------------------------------------------------
     Income from Investment Operations

         Net investment income(a)                            (0.06)            (0.03)
         Net realized and unrealized gain (loss)
           on investments                                     2.19              0.56
------------------------------------------------------------------------------------------
            Total from investment operations                  2.13              0.53
------------------------------------------------------------------------------------------
     Net Asset Value, End of Period                       $  17.66          $  15.53
==========================================================================================
     Total return* (b)                                       13.72%             3.53%***
------------------------------------------------------------------------------------------

     Ratios and Supplemental Data

     Net assets, end of period (thousands)                $  5,283          $  2,528
     Ratio of Expenses to Average Net Assets*                 1.65%             1.65%(c)
     Ratio of Net Investment Loss to Average Net Assets*     -0.37%            -0.64%(c)
     Portfolio turnover rate                                   165%               35%***
     *   If certain expenses had not been assumed by
         the Adviser, total return would have been lower
         and the ratios would have been as follows:
         Ratio of Expenses to Average Net Assets              6.26%            18.83%(c)
         Ratio of Net Investment Loss to Average Net Assets  -4.98%           -17.82%(c)

     **  Commencement of investment operations.

     *** Non-annualized

     (a) Based on average shares outstanding during the period.

     (b) Does not include payment of maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

     (c) Annualized.

     CLASS C FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------


                                                                          FOR THE PERIOD
                                                           FOR THE        AUGUST 8, 2005**
     PER SHARE OPERATING PERFORMANCE                     YEAR ENDED          THROUGH
     FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD    NOVEMBER 30, 2006  NOVEMBER 30, 2005
========================================================================================
     Net Asset Value, Beginning of Period                 $  15.51          $  15.00
----------------------------------------------------------------------------------------
     Income from Investment Operations
         Net investment income(a)                            (0.18)            (0.06)
         Net realized and unrealized gain (loss)
           on investments                                     2.19              0.57
----------------------------------------------------------------------------------------
            Total from investment operations                  2.01              0.51
----------------------------------------------------------------------------------------
     Net Asset Value, End of Period                       $  17.52          $  15.51
========================================================================================
     Total return* (b)                                       12.96%             3.40%***
----------------------------------------------------------------------------------------

     Ratios and Supplemental Data

     Net assets, end of period (thousands)                $  1,541          $    491
     Ratio of Expenses to Average Net Assets*                 2.40%             2.40%(c)
     Ratio of Net Investment Loss to Average Net Assets*     -1.12%            -1.39%(c)
     Portfolio turnover rate                                   165%               35%***

     *   If certain expenses had not been assumed by
         the Adviser, total return would have been
         lower and the ratios would have been as follows:
         Ratio of Expenses to Average Net Assets              7.01%            19.58%(c)
         Ratio of Net Investment Loss to Average Net Assets  -5.73%           -18.57%(c)

     **  Commencement of investment operations.

     *** Non-annualized

     (a) Based on average shares outstanding during the period.

     (b) Does not include payment of maximum CDSC of 1% charged on certain redemptions made within the first 12 months of purchase and a CDSC of 0.50% charged on certain redemptions made within months 13-18 (applicable to shares purchased after March 31, 2006). If the CDSC was included, total returns would be lower. These returns include Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

     (c) Annualized.

     CLAYMORE/FIDUCIARY LARGE CAP CORE FUND HIGHLIGHTS

     CLASS A FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------


                                                                          FOR THE PERIOD
                                                            FOR THE     SEPTEMBER 30, 2005**
     PER SHARE OPERATING PERFORMANCE                      YEAR ENDED          THROUGH
     FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD    NOVEMBER 30, 2006  NOVEMBER 30, 2005
============================================================================================
     Net Asset Value, Beginning of Period                 $  15.17          $  15.00
--------------------------------------------------------------------------------------------
     Income from Investment Operations

         Net investment income/(loss) (a)                    (0.07)             0.00(d)
         Net realized and unrealized gain on investments      1.79              0.17
--------------------------------------------------------------------------------------------
            Total from investment operations                  1.72              0.17
--------------------------------------------------------------------------------------------
     Net Asset Value, End of Period                       $  16.89          $  15.17
============================================================================================
     Total return* (b)                                       11.34%             1.13%***
--------------------------------------------------------------------------------------------

     Ratios and Supplemental Data
     Net assets, end of period (thousands)                $    124          $     51
     Ratio of expenses to average net assets*                 1.60%             1.60%(c)
     Ratio of net investment income/(loss) to
       average net assets*                                   (0.48%)            0.06%(c)
     Portfolio turnover rate                                    64%               14%***

     *   If certain expenses had not been waived or
         reimbursed by the Adviser, total return
         would have been lower and the ratios would
         have been as follows:
         Ratio of expenses to average net assets            164.85%           516.12%(c)
         Ratio of net investment loss to average
           net assets                                      (163.73%)         (514.46%)(c)

     **  Commencement of investment operations.

     *** Non-annualized

     (a) Based on average shares outstanding during the period.

     (b) Does not include payment of maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

     (c) Annualized.

     (d) Amount is less than $.01.

 CLASS C FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------


                                                                        FOR THE PERIOD
                                                            FOR THE     SEPTEMBER 30, 2005**
     PER SHARE OPERATING PERFORMANCE                      YEAR ENDED          THROUGH
     FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD    NOVEMBER 30, 2006  NOVEMBER 30, 2005
=========================================================================================
     Net Asset Value, Beginning of Period                 $  15.15          $  15.00
-----------------------------------------------------------------------------------------
     Income from Investment Operations

         Net investment loss(a)                              (0.20)            (0.02)
         Net realized and unrealized gain on investments      1.79              0.17
-----------------------------------------------------------------------------------------
            Total from investment operations                  1.59              0.15
-----------------------------------------------------------------------------------------
     Net Asset Value, End of Period                       $  16.74          $  15.15
=========================================================================================
     Total return* (b)                                       10.50%             1.00%***
-----------------------------------------------------------------------------------------

     Ratios and Supplemental Data
     Net assets, end of period (thousands)                $     83          $     50
     Ratio of expenses to average net assets*                 2.35%             2.35%(c)
     Ratio of net investment loss to average net assets*     (1.23%)           (0.69%)(c)
     Portfolio turnover rate                                    64%               14%***

     *   If certain expenses had not been waived or
         reimbursed by the Adviser, total return would
         have been lower and the ratios would have been
         as follows:
         Ratio of expenses to average net assets            165.60%           516.87%(c)
         Ratio of net investment loss to average
           net assets                                      (164.48%)         (515.21%)(c)

     **  Commencement of investment operations.

     *** Non-annualized

     (a) Based on average shares outstanding during the period.

     (b) Does not assume payment of maximum CDSC of 1% charged on certain redemptions made within one year of purchase and 0.50% if redeemed during months 13-18 (applicable to shares purchased after March 31, 2006). If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 feees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

     (c) Annualized.

     CLAYMORE/FIDUCIARY STRATEGIC EQUITY FUND HIGHLIGHTS

     CLASS A FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------


                                                                          FOR THE PERIOD
                                                          FOR THE       SEPTEMBER 30, 2005+
     PER SHARE OPERATING PERFORMANCE                     YEAR ENDED          THROUGH
     FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD    NOVEMBER 30, 2006  NOVEMBER 30, 2005
===========================================================================================
     Net Asset Value, Beginning of Period                 $  15.16          $  15.00
-------------------------------------------------------------------------------------------
     Income from Investment Operations

         Net investment income/(loss)(a)                     (0.11)             0.01
         Net realized and unrealized gain/(loss)
           on investments and options                         1.24              0.15
-------------------------------------------------------------------------------------------
            Total from investment operations                  1.13              0.16
-------------------------------------------------------------------------------------------
     Distributions from
         Net investment income                                0.00**              --
===========================================================================================
     Net Asset Value, End of Period                       $  16.29          $  15.16
===========================================================================================
     Total return* (b)                                        7.48%             1.07%***
===========================================================================================

     Ratios and Supplemental Data
     Net assets, end of period (thousands)                $    718          $    661
     Ratio of Expenses to Average Net Assets*                 1.75%             1.75%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets*                                   -0.72%             0.21%(c)
     Portfolio turnover rate                                    68%               17%***

     *   If certain expenses had not been wiaved
         or reimbursed by the Adviser, total return
         would have been lower and the ratios would
         have been as follows:
         Ratio of Expenses to Average Net Assets             35.98%            73.32%(c)
         Ratio of Net Investment Loss to Average
           Net Assets                                       -34.95%           -71.36%(c)

     **  Amount is less than $0.01.

     *** Non-annualized

     +   Commencement of investment operations.

     (a) Based on average shares outstanding during the period.

     (b) Does not include payment of maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

     (c) Annualized.

     CLASS C FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------


                                                                          FOR THE PERIOD
                                                          FOR THE       SEPTEMBER 30, 2005+
     PER SHARE OPERATING PERFORMANCE                     YEAR ENDED          THROUGH
     FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD    NOVEMBER 30, 2006  NOVEMBER 30, 2005
===========================================================================================
     Net Asset Value, Beginning of Period                 $  15.14          $  15.00
-------------------------------------------------------------------------------------------
     Income from Investment Operations

         Net investment loss(a)                              (0.23)            (0.01)
         Net realized and unrealized gain (loss)
           on investments and options                         1.24              0.15
-------------------------------------------------------------------------------------------
            Total from investment operations                  1.01              0.14
-------------------------------------------------------------------------------------------
     Net Asset Value, End of Period                       $  16.15          $  15.14
===========================================================================================
     Total return* (b)                                        6.67%             0.93%**
-------------------------------------------------------------------------------------------

     Ratios and Supplemental Data
     Net assets, end of period (thousands)                $     54          $     51
     Ratio of Expenses to Average Net Assets*                 2.50%             2.50%(c)
     Ratio of Net Investment Loss to Average Net Assets*     -1.47%            -0.54%(c)
     Portfolio turnover rate                                    68%               17%**

     *   If certain expenses had not been waived or
         reimbursed by the Adviser, total return
         would have been lower and the ratios would
         have been as follows:
         Ratio of Expenses to Average Net Assets             36.73%            74.07%(c)
         Ratio of Net Investment Loss to Average
           Net Assets                                       -35.70%           -72.11%(c)

     **  Non-annualized

     +   Commencement of investment operations.

     (a) Based on average shares outstanding during the period.

     (b) Does not include payment of maximum CDSC of 1% charged on certain redemptions made within the first 12 months of purchase and a CDSC of 0.50% charged on certain redemptions made within months 13-18 (applicable to shares purchased after March 31, 2006). If the CDSC was included, total returns would be lower. These returns include Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

     (c) Annualized.

     CLAYMORE/ZACKS MULTI-CAP OPPORTUNITIES FUND HIGHLIGHTS

     CLASS A FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------

                                                                          FOR THE PERIOD
                                                                        DECEMBER 5, 2005**
     PER SHARE OPERATING PERFORMANCE                                         THROUGH
     FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      NOVEMBER 30, 2006
-------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period                                 $    15.00
     Income from Investment Operations
            Net investment income(a)                                           (0.04)
            Net realized and unrealized gain on investments                     1.60
-------------------------------------------------------------------------------------------
               Total from investment operations                                 1.56
-------------------------------------------------------------------------------------------
     Net Asset Value, End of Period                                       $    16.56
===========================================================================================
     Total return* (b)                                                         10.40%***
-------------------------------------------------------------------------------------------

     Ratios and Supplemental Data
     Net assets, end of period (thousands)                                $      917
     Ratio of expenses to average net assets* (c)                               1.65%
     Ratio of net investment loss to average net assets* (c)                   (0.29%)
     Portfolio turnover rate                                                      93%***

     *   If certain expenses had not been waived or reimbursed by the
         Adviser, total return would have been lower and the ratios would have been as follows:
         Ratio of expenses to average net assets (c)                           41.38%
         Ratio of net investment loss to average net assets (c)               (40.02%)

     **  Commencement of investment operations

     *** Non-annualized

     (a) Based on average shares outstanding during the period.

     (b) Does not include payment of maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

     (c) Annualized.

     CLASS C FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------


                                                                      FOR THE PERIOD
                                                                      DECEMBER 5, 2005**
     PER SHARE OPERATING PERFORMANCE                                      THROUGH
     FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                   NOVEMBER 30, 2006
=========================================================================================
     Net Asset Value, Beginning of Period                                 $    15.00
-----------------------------------------------------------------------------------------
     Income from Investment Operations
         Net investment income(a)                                              (0.15)
         Net realized and unrealized gain on investments                        1.58
-----------------------------------------------------------------------------------------
            Total from investment operations                                    1.43
-----------------------------------------------------------------------------------------
     Net Asset Value, End of Period                                       $    16.43
=========================================================================================
     Total return* (b)                                                          9.53%***
-----------------------------------------------------------------------------------------

     Ratios and Supplemental Data

     Net assets, end of period (thousands)                                $      418
     Ratio of expenses to average net assets* (c)                               2.40%
     Ratio of net investment loss to average net assets* (c)                   (1.04%)
     Portfolio turnover rate                                                      93%***

     *   If certain expenses had not been waived or reimbursed by
         the Adviser, total return would have been lower and the
         ratios would have been as follows:
         Ratio of expenses to average net assets (c)                           42.13%
         Ratio of net investment loss to average net assets (c)               (40.77%)

     ** Commencement of investment operations.

     *** Non-annualized

     (a) Based on average shares outstanding during the period.

     (b) Does not assume payment of maximum CDSC of 1% charged on certain redemptions made within one year of purchase and 0.50% if redeemed during months 13-18 (applicable to shares purchased after March 31, 2006). If the sales charge was included total returns would be lower. These returns include Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

     (c) Annualized.

FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

   o  Call your broker
   o  www.claymore.com
   o  FundInfo(R)
   o  Telephone: (877) CLAYMORE

DEALERS
   o  www.claymore.com
   o  FundInfo(R)
   o  Distributor Telephone: (800) 345-7999

INVESTMENT ADVISER                           INVESTMENT SUB-ADVISERS
Claymore Advisors, LLC                       Fiduciary Asset Management, LLC
2455 Corporate West Drive                    8112 Maryland Avenue, Suite 400
Lisle, Illinois 60532                        St. Louis, Missouri 63105


DISTRIBUTOR                                  Zacks Investment Management, Inc.
Claymore Securities, Inc.                    100 N. Riverside Plaza, Suite 2200
2455 Corporate West Drive                    Chicago, Illinois 60606
Lisle, Illinois 60532


CUSTODIAN                                    TRANSFER AGENT
The Bank of New York                         US Bancorp Fund Services, LLC
101 Barclay Street                           615 E. Michigan St. Fl 3
New York, New York 10286                     Milwaukee, Wisconsin 53202

LEGAL COUNSEL                                INDEPENDENT REGISTERED PUBLIC
Vedder, Price,                               ACCOUNTING FIRM
Kaufman & Kammholz, P.C.                     Ernst & Young LLP
222 North LaSalle Street                     233 South Wacker Drive
Chicago, Illinois 60601                      Chicago, Illinois 60606
                                                                  logo: claymore

     A Statement of Additional Information, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

     You will find additional information about the Funds in their annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting each Fund's performance during its last fiscal year.

     You can ask questions or obtain a free copy of each Fund's shareholder reports or the Statement of Additional Information by calling (877) CLAYMORE (877-252-9667). Free copies of each Fund's shareholder reports and the Statement of Additional Information are available from our website at www.claymore.com.

     Information about the Funds, including their reports and the Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-5850. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

                                 CLASS A SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

     Distributor
     Claymore Securities, Inc.
     2455 Corporate West Drive
     Lisle, Illinois 60532


                                  April 1, 2007


     Investment Company Act File No. 811-21719.

                                 CLAYMORE TRUST

                            CLAYMORE CORE EQUITY FUND
                    CLAYMORE PERONI EQUITY OPPORTUNITIES FUND
                     CLAYMORE/FIDUCIARY LARGE CAP CORE FUND
                    CLAYMORE/FIDUCIARY STRATEGIC EQUITY FUND
                   CLAYMORE/ZACKS MULTI-CAP OPPORTUNITIES FUND

                                -----------------

                       STATEMENT OF ADDITIONAL INFORMATION


         This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for Claymore Core Equity Fund, Claymore Peroni Equity Opportunities Fund, Claymore/Fiduciary Large Cap Core Fund, Claymore/Fiduciary Strategic Equity Fund and Claymore/Zacks Multi-Cap Opportunities Fund (each a "Fund" and collectively the "Funds") series of Claymore Trust (the "Trust") dated April 1, 2007 (the "Prospectus"). This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Funds. Investors should obtain and read the Prospectus prior to purchasing shares of the Funds. The Prospectus, the Statement of Additional Information, and the Funds' Annual and Semiannual Reports may be obtained without charge from the Funds' website at www.claymore.com, by writing Claymore Securities, Inc. (the "Distributor") at 2455 Corporate West Drive, Lisle, Illinois 60532 or by calling
(800) 345-7999.

         This Statement of Additional Information contains the information of each Fund. Each Fund, through the Prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund.


         The financial statements contained in the Annual Reports for the Funds, together with the accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.


        This Statement of Additional Information is dated April 1, 2007.

                                TABLE OF CONTENTS

                                                                   PAGE

General Information.................................................S-1
Principal Investment Strategies and Risks...........................S-2
Investment Restrictions............................................S-18
Management of the Funds............................................S-19
Investment Advisory Agreements.....................................S-24
Distribution and Service...........................................S-32
Dealer Reallowances................................................S-35
Transfer Agent.....................................................S-36
Portfolio Transactions and Brokerage Allocation....................S-36
Shareholder Services...............................................S-38
Redemption of Shares...............................................S-39
Federal Income Taxation............................................S-41
Fund Performance...................................................S-45
Other Information..................................................S-46
Financial Statements...............................................S-49
Appendix A - Ratings of Investments.................................A-1
Appendix B - Fiduciary Asset Management, LLC Proxy Voting Policy....B-1

                               GENERAL INFORMATION

         The Trust is a statutory trust organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated February 15, 2005. The principal offices of the Trust are located at 2455 Corporate West Drive, Lisle, Illinois 60532. Each Fund, except Claymore Peroni Equity Opportunities Fund, has elected to be classified as a diversified series of an open-end management investment company. Claymore Peroni Equity Opportunities Fund has elected to be classified as a non-diversified series of an open-end management investment company.

         Claymore Advisors, LLC (the "Investment Adviser") serves as each Fund's investment adviser. The principal offices of the Investment Adviser are located at 2455 Corporate West Drive, Lisle, Illinois 60532.


         Fiduciary Asset Management, LLC ("FAMCO") serves as investment sub-adviser to Claymore/Fiduciary Strategic Equity Fund and Claymore/Fiduciary Large Cap Core Fund. The principal offices of FAMCO are located at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105.

         Zacks Investment Management, Inc. ("ZIM," and together with FAMCO, the "Sub-Advisers") serves as investment sub-adviser to Claymore/Zacks Multi-Cap Opportunities Fund. The principal offices of ZIM are located at 100 N. Riverside Plaza, Ste. 2200, Chicago, Illinois 60606.


         The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest ("shares"), par value $0.01 per share, which can be divided into series, such as the Funds, and further sub-divided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires the Board of Trustees of the Trust (the "Board of Trustees" or the "Board") to use its best efforts to include a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

         Each Fund currently offers two classes of shares: Class A and Class C. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Funds generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

         Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class on matters affecting an individual class of shares. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares of the Funds do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

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         The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may, by written request, require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares of each series then outstanding cast in person or by proxy at such meeting. The Funds will assist such holders in communicating with other shareholders of the Funds to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

         In the event of liquidation, each of the shares of a Fund is entitled to its portion of all of a Fund's net assets after all debts and expenses of a Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and shareholder service fees are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and service fees.

         The Trustees may amend the Declaration of Trust in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders without approval by a majority of the affected shares outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

         Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                    PRINCIPAL INVESTMENT STRATEGIES AND RISKS

         Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that the Investment Adviser or Sub-Advisers, as applicable, in their discretion might, but are not required to, use in managing each Fund's portfolio assets. The Investment Adviser and Sub-Advisers, as applicable, may in their discretion at any time employ such practice, technique or instrument for one or more Funds but not for all Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund's performance. IT IS POSSIBLE THAT CERTAIN INVESTMENT PRACTICES AND TECHNIQUES DESCRIBED BELOW MAY NOT BE PERMISSIBLE FOR A FUND BASED ON ITS INVESTMENT RESTRICTIONS, AS DESCRIBED HEREIN, AND IN THE PROSPECTUS.

ADDITIONAL INFORMATION REGARDING THE FUNDS' INVESTMENTS

         Common Stock. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including the company's debt securities, preferred stock and other senior equity securities. Common stock of an issuer in a Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

         The Funds may invest in common stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require a Fund to liquidate its securities positions. In addition, it may be prudent for a Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, a Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

         The Funds may also invest in stocks of companies with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.


         Warrants and Rights. The Claymore Core Equity Fund, Claymore/Fiduciary Large Cap Core Fund, Claymore/Fiduciary Strategic Equity Fund and Claymore/Zacks Multi-Cap Opportunities Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Adviser, ZIM or FAMCO for inclusion in a Fund's portfolio.


         The Claymore Peroni Equity Opportunities Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities.

         Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

         Preferred Stocks. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects. Preferred stock may offer the opportunity for capital appreciation as well as periodic income.

         There are special risks associated with investing in preferred securities, including:

         Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for federal income tax purposes prior to the actual receipt of such income.

         Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by a Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which a Fund invests will be declared or otherwise made payable.

         Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

         Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

         Limited Voting Rights. Generally, preferred security holders (such as the Funds) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

         Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by a Fund.

         Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities.

         Investment Grade Debt Securities. The Claymore Core Equity Fund, Claymore/Fiduciary Large Cap Core Fund, Claymore/Fiduciary Strategic Equity Fund and Claymore/Zacks Multi-Cap Opportunities Fund may invest in investment grade debt securities of varying maturities issued by the U.S. government, corporations and other business entities. The Funds consider bonds to be investment grade where such bonds are rated AAA, AA, A or BBB by Standard & Poor's Rating Group, a division of the McGraw-Hill Company, Inc. or rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc., or if unrated, are determined by the Investment Adviser or Sub-Advisers to be of comparable credit quality.

         Securities Subject To Reorganization. The Funds may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser or Sub-Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser or Sub-Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of a Fund, thereby increasing its brokerage and other transaction expenses. The Investment Adviser or Sub-Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

         Asset-Backed and Mortgage-Backed Securities. The Claymore/Fiduciary Large Cap Core Fund, Claymore/Fiduciary Strategic Equity Fund and Claymore/Zacks Multi-Cap Opportunities Fund may invest in asset-backed and mortgage-backed securities. Mortgage-backed securities represent ownership of an undivided interest in a pool of mortgages. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Asset-backed securities are similar to mortgage-backed securities except they represent ownership in a pool of notes or receivables on assets other than real estate, such as loans, leases, credit card receivables or royalties. The Funds do not currently anticipate investments in mortgage- or asset-backed securities constituting a substantial part of their investment portfolio, but the Funds may invest in such securities if deemed appropriate.

         Foreign Investments. Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments. Foreign securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

         The Funds may invest in foreign securities by purchasing American Depositary Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security. For purposes of a Fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent, except that ADRs shall be treated as indirect foreign investments. Thus, an ADR representing ownership of common stock will be treated as common stock. ADRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers, such as changes in foreign currency risks. However, by investing in ADRs rather than directly in foreign issuers' stock, the Funds avoid currency risks during the settlement period.

         The Claymore Peroni Equity Opportunities Fund may invest in other types of depositary receipts including, American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Depositary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer's home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a foreign bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

         Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if a Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

         In considering whether to invest in the securities of a foreign company, the Investment Adviser or Sub-Advisers consider such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the U.S. and those within other countries. The portfolio manager also considers factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located.

         Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.

STRATEGIC TRANSACTIONS

         The Funds may, but are not required to, use various investment strategies as described below ("Strategic Transactions") to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Investment Adviser and Sub-Advisers, as applicable, seek to use such transactions to further a Fund's investment objective(s), no assurance can be given that the use of these transactions will achieve this result. A Fund's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"), for qualification as a regulated investment company.

         Selling Call and Put Options. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

         The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Funds would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, a Fund owns or has the right to acquire the securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, a Fund collateralizes the option by segregating cash and/or liquid securities in an amount at least equal to the market value of the underlying security, marked to market daily, while the option is outstanding.

         The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Funds would sell put options only on a secured basis, which means that, at all times during the option period, a Fund would segregate cash and/or liquid securities in an amount at least equal to the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

         To terminate its position as a writer of a call or put option, a Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. A Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. A Fund would also realize a gain if an option it has written lapses unexercised.

         The Funds could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. A Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, a Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If a Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so. The staff of the SEC currently takes the position that, in general, over-the-counter options on securities other than U.S. government securities purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an over-the-counter option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on illiquid securities described herein.

         Risks of Writing Options. By selling a call option, a Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option a Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

         Purchasing Call or Put Options. The Funds could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Funds could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Funds would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

         Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of a Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

         In any case, the purchase of options for capital appreciation would increase a Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

         The Claymore/Fiduciary Strategic Equity Fund's call option strategy may also include investment (with respect to up to 25% of its total assets) in covered call-on-call option positions. In a covered call-on-call option, the Fund purchases an option and simultaneously sells an option on the same security at a different strike price. In implementing such strategy, the Fund generally purchases options that are deep in-the-money and sells options that are at-the-money, in-the-money or out-of-the-money with the same or different expiration dates as the options sold. The options purchased and sold by the Fund in pursuing a covered call-on-call option strategy will be American-style options.

         The call-on-call option positions in which the Fund will invest are sometimes referred to as debit spreads and credit spreads and may include diagonal spreads. When the Fund engages in debit and credit spreads, the Fund simultaneously sells and purchases options having the same expiration date on the same underlying security. The term "debit" in debit spreads refers to the fact that the Fund will pay a higher premium for the option it purchases than it receives for the option it writes. In so doing, the Fund hopes to realize income and gains from favorable market price movements in relation to the exercise price of the option it holds. The Fund's maximum potential profit would be equal to the difference between the two exercise prices, less the net premium paid. The Fund's maximum potential loss would be limited to the net premium paid for the spread. The term "credit" in credit spreads refers to the fact that the Fund will receive more in premiums for the option it writes than it will pay for the option it purchases. In so doing, the Fund hopes to realize income and gains in the form of premiums. The Fund's maximum potential profit would be equal to the net premium received for the spread. The Fund's maximum potential loss would be limited to the difference between the two exercise prices, less the net premium received. When the Fund engages in diagonal spreads, the Fund sells and purchases options with different exercise prices and different expiration dates.

         Options on Stock Indices. Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

         Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.

         Gain or loss to the Funds on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Funds may offset its position in stock index options prior to expiration by entering into a closing transaction, or it may let the option expire unexercised.

         Futures Contracts. The Funds may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Trust would be exempt from registration as a "commodity pool."

         An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made.

         Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

         In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, a Fund is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to a Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

         For example, when a Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where a Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.

         At any time prior to expiration of the futures contract, a Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and the Fund realizes a loss or a gain.

         When a Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. A Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that a Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to a Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

         Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

         There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, a Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, a Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by a Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

         There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

         There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Funds intend to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, a Fund would lose the benefit of the appreciation in value of the securities.

         Successful use of futures contracts is also subject to the Investment Adviser's and Sub-Advisers' ability to correctly predict the direction of movements in the market. For example, if a Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if a Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

         Although the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         Options on Futures Contracts. The Funds could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, a Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by a Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

         Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Investment Adviser or Sub-Advisers, as applicable, will not purchase options on futures contracts on any exchange unless in the Investment Adviser's or Sub-Advisers' opinion, as applicable, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to a Fund when the use of a future contract would not.

         Additional Risks of Options, Futures Contracts and Options on Futures Contracts. Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Investment Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

         In the event of the bankruptcy of a broker through which the Funds engage in transactions in options, futures contracts or options on futures contracts, the Funds could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Funds only with brokers or financial institutions deemed creditworthy by the Investment Adviser or Sub-Advisers.

         Swap Agreements. A swap is a derivative financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. The Funds may enter into swap agreements with respect to individual securities, indexes of securities, interest rates, currencies and other assets or measures of risk or return. The Funds may also enter into options on swap agreements ("swaptions"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return.

         Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Forms of swap agreements include caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that, for example, the return on a given equity index exceeds a specified rate, or "cap"; floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that, for example, the return on a given equity index falls below a specified rate, or "floor"; and collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.

         Many swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). Although it has no current intention to do so, the Funds may use swap agreements to add leverage to the portfolio. The Funds may (but are not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of assets determined to be liquid by the Funds in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities and borrowings.

         Whether the Funds' use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Funds' ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Moreover, if a counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The performance of swap agreements may be affected by a change in the specific currency, or by other factors that determine the amount of payments due. If a swap agreement calls for a payment by a Fund, the Fund must be prepared to make such payments when due.

         The swaps market is largely unregulated. The Funds' ability to terminate or transfer a swap agreement is generally very limited. Swap agreements may increase the overall volatility of the investments of a Fund. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Funds segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by the Funds to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to any regulatory restrictions, the Funds must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option on a futures contract, the Funds must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.

CERTAIN OTHER INVESTMENT PRACTICES

         When Issued, Delayed Delivery Securities and Forward Commitments. The Funds may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. While it will only enter into a forward commitment with the intention of actually acquiring the security, a Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. A Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

         Short Sales. Although the Funds have no present intention of doing so, the Funds are authorized to make short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. To the extent a Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets.

Also, the market value of the securities sold short of any one issuer will not exceed either 10% of a Fund's total assets or 5% of such issuer's voting securities.

         If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, a Fund will incur a loss; conversely, if the price declines, a Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by a Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         When the Investment Adviser or Sub-Advisers believe that the price of a particular security held by a Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which a Fund owns for delivery at a specified date in the future. The Funds, except for Claymore Peroni Equity Opportunities Fund, may make short sale against the box without regard to the limitations above. The Fund will limit its transactions in short sales against the box to 5% of its net assets. In addition, the Claymore Peroni Equity Opportunities Fund will limit its transactions such that the value of the securities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer.

         Repurchase Agreements. Repurchase agreements may be seen as loans by the Funds collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to a Fund that is not subject to market fluctuations during the holding period. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser and Sub-Adviser(s), acting under the supervision of the Board of Trustees, review the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Funds will not enter into repurchase agreements with the Investment Adviser, the Sub-Advisers or any of their affiliates.

         Other Investment Companies. The Funds may invest in securities of other investment companies that invest primarily in securities of the types in which the Funds may invest directly to the extent permitted by the 1940 Act. As a stockholder in an investment company, a Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged. The net asset value and market value of leveraged shares will be more volatile and the yield to holders of common stock in such leveraged investment companies will tend to fluctuate more than the yield generated by unleveraged shares.

         The Claymore Core Equity Fund, Claymore/Fiduciary Large Cap Core Fund, Claymore/Fiduciary Strategic Equity Fund and Claymore/Zacks Multi-Cap Opportunities Fund expect that these investments will primarily be in ETFs. In addition, to seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Funds may purchase put options or put option debit spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on certain ETFs that trade like common stocks but represent certain market indices that correlate with the mix of common stocks held in a Fund's portfolio. The Investment Adviser and Sub-Advisers generally expect that they may invest in other investment companies either during periods when they have large amounts of uninvested cash, such as during periods when there is a shortage of attractive securities available in the market.

         Illiquid and Restricted Securities. The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the Investment Adviser and Sub-Advisers of the Fund the day-to-day determination of the illiquidity of any security held by a Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the Investment Adviser and Sub-Advisers of the Funds to look to such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and
(ii) offer and solicitation methods.

         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Funds may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Funds may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

         Illiquid securities will usually be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

         Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Funds' investment restrictions, the Funds may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Funds (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Funds continue to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Funds will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Funds' loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of a Fund's total assets.

         A loan may generally be terminated by the borrower on one business day notice, or by a Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Funds' management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Funds. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of a Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on a Fund's ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Funds will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Funds' investment in such loaned securities. The Funds will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

TEMPORARY DEFENSIVE INVESTMENTS

         When a temporary defensive posture is believed by the Investment Adviser or the Sub-Advisers, as applicable, to be warranted ("temporary defensive periods"), a Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements. The money market instruments in which a Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's (A-2 or Prime-2 for the Claymore Peroni Equity Opportunities Fund); and certificates of deposit, bankers' acceptances and bank time deposits issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, a Fund also may invest in shares of money market mutual funds including funds affiliated with the Investment Adviser or Sub-Advisers to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by a Fund are in some cases subject to certain fundamental and nonfundamental investment restrictions. As a shareholder in a mutual fund, a Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser and Sub-Advisers, with respect to assets so invested. A Fund may not achieve its investment objectives during temporary defensive periods.

         The Claymore Peroni Equity Opportunities Fund may also invest up to 20% of its total assets in these types of securities under normal circumstances.

ADDITIONAL RISK CONSIDERATIONS

         Management Risk. The Funds are subject to management risk because they are actively managed portfolios. In acting as the Funds' investment adviser or sub-adviser, the Investment Adviser and Sub-Advisers apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

         Counterparty Risk. The Funds will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Funds. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, the Funds may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Funds may obtain only a limited recovery or may obtain no recovery in such circumstances.

         Portfolio Turnover Risk. Portfolio turnover is not a limiting factor with respect to investment decisions of the Investment Adviser and Sub-Advisers. The rate of a Fund's portfolio turnover may vary significantly from time to time depending on the volatility of economic and market conditions. Although the rate of portfolio turnover is difficult to predict, it is anticipated that under normal circumstances the annual portfolio turnover rate of a Fund will not exceed 100%. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by a Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Federal Income Taxation."

         Market Disruptions. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, credit risk, inflation and other factors relating to a Fund's shares.

                             INVESTMENT RESTRICTIONS

         Each Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of a Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of a Fund's voting securities present at a meeting, if the holders of more than 50% of a Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of a Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that each Fund shall not:

         1. Issue senior securities nor borrow money, except a Fund may issue senior securities or borrow money to the extent permitted by applicable law.

         2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

         3. Invest in any security if, as a result, 25% or more of the value of a Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except
(a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions or (b) as otherwise permitted by applicable law.

         4. Purchase or sell real estate except that a Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by a Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

         5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit a Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

         6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which a Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33 1/3% of a Fund's total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

                             MANAGEMENT OF THE FUNDS

         TRUSTEES AND OFFICERS

         Overall responsibility for management and supervision of the Funds rests with the Board of Trustees. The Board of Trustees approves all significant agreements between the Funds and the companies that furnish the Funds with services, including agreements with the Investment Adviser and with the Sub-Advisers.


         Trustees serve until their successors have been duly elected. The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser. As of the date of this SAI, the Fund Complex consists of the Trust's five open-end funds, 16 domestic ETFs, two foreign ETFs and 14 closed-end management investment companies.



                                                                                 NUMBER
                                                                                   OF
                                                                                PORTFOLIOS
                                                                                 IN FUND
                              POSITION(S)    LENGTH          PRINCIPAL           COMPLEX**
    NAME (AND YEAR OF           HELD           OF           OCCUPATION(S)         OVERSEEN          OTHER
   BIRTH) AND BUSINESS         WITH THE       TIME       DURING PAST FIVE          BY         DIRECTORSHIPS HELD
         ADDRESS*               TRUST        SERVED            YEARS             TRUSTEE         BY TRUSTEE
   -------------------        -----------    -------     -----------------      ----------    ------------------


INDEPENDENT TRUSTEES
Randall C. Barnes (1951)       Trustee     Since 2005  Formerly, Senior            25               None
                                                       Vice President and
                                                       Treasurer (1993-1997),
                                                       President, Pizza Hut
                                                       International (1991-1993)
                                                       and Senior Vice
                                                       President, Strategic
                                                       Planning and New Business
                                                       Development (1987-1990)
                                                       of PepsiCo, Inc.
                                                       (1987-1997).


                                      S-19


                                                                                 NUMBER
                                                                                   OF
                                                                                PORTFOLIOS
                                                                                 IN FUND
                              POSITION(S)    LENGTH          PRINCIPAL           COMPLEX**
    NAME (AND YEAR OF           HELD           OF           OCCUPATION(S)         OVERSEEN          OTHER
   BIRTH) AND BUSINESS         WITH THE       TIME       DURING PAST FIVE          BY         DIRECTORSHIPS HELD
         ADDRESS*               TRUST        SERVED            YEARS             TRUSTEE         BY TRUSTEE
   -------------------        -----------    -------     -----------------      ----------    ------------------


Ronald A. Nyberg (1953)        Trustee     Since 2005  Principal of Ronald         28                None
                                                       A. Nyberg, Ltd., a
                                                       law firm
                                                       specializing in
                                                       Corporate Law,
                                                       Estate Planning and
                                                       Business
                                                       Transactions
                                                       (2000-present).
                                                       Formerly, Executive
                                                       Vice President,
                                                       General Counsel and
                                                       Corporate Secretary
                                                       of Van Kampen
                                                       Investments (1982-
                                                       1999).

Ronald E. Toupin, Jr.          Trustee     Since 2005  Formerly, Vice              26                None
(1958)                                                 President, Manager
                                                       and Portfolio
                                                       Manager of Nuveen Asset
                                                       Management (1998-1999),
                                                       Vice President of Nuveen
                                                       Investment Advisory
                                                       Corporation (1992-1999),
                                                       Vice President and
                                                       Manager of Nuveen Unit
                                                       Investment Trusts
                                                       (1991-1999), and
                                                       Assistant Vice President
                                                       and Portfolio Manager of
                                                       Nuveen Unit Trusts
                                                       (1988-1999), each of John
                                                       Nuveen & Company, Inc.
                                                       (asset manager)
                                                       (1982-1999).


INTERESTED TRUSTEE AND OFFICERS


Nicholas Dalmaso (1965)***    Trustee;     Since 2005  Senior Managing             28                None
                             Chief Legal               Director and General
                                 and                   Counsel of Claymore
                              Executive                Advisors, LLC and
                              Officer                  Claymore Securities,
                                                       Inc.;  Chief Legal
                                                       and Executive
                                                       Officer of Funds in
                                                       the Fund Complex
                                                       (2001 - present).
                                                       Formerly, Assistant
                                                       General Counsel,
                                                       John Nuveen and
                                                       Company Inc.
                                                       (1999-2001); Vice
                                                       President and
                                                       Associate General
                                                       Counsel of Van
                                                       Kampen Investments,
                                                       Inc. (1992-1999).

Steven M. Hill (1964)           Chief      Since 2005  Senior Managing            N/A                 N/A
                              Financial                Director of Claymore
                              Officer,                 Advisors, LLC and
                                Chief                  Claymore Securities
                             Accounting                Inc. (2005-present);
                             Officer and
                              Treasurer


                                      S-20


                                                                                 NUMBER
                                                                                   OF
                                                                                PORTFOLIOS
                                                                                 IN FUND
                              POSITION(S)    LENGTH          PRINCIPAL           COMPLEX**
    NAME (AND YEAR OF           HELD           OF           OCCUPATION(S)         OVERSEEN          OTHER
   BIRTH) AND BUSINESS         WITH THE       TIME       DURING PAST FIVE          BY         DIRECTORSHIPS HELD
         ADDRESS*               TRUST        SERVED            YEARS             TRUSTEE         BY TRUSTEE
   -------------------        -----------    -------     -----------------      ----------    ------------------

                                                       Managing Director of
                                                       Claymore Advisors,
                                                       LLC and Claymore
                                                       Securities, Inc.
                                                       (2003-2005).
                                                       Formerly, Treasurer
                                                       of Henderson Global
                                                       Funds and Operations
                                                       Manager of Henderson
                                                       Global Investors
                                                       (NA) Inc.
                                                       (2002-2003);
                                                       Managing Director,
                                                       FrontPoint Partners
                                                       LLC (2001-2002);
                                                       Vice President,
                                                       Nuveen Investments
                                                       (1999-2001); Chief
                                                       Financial Officer,
                                                       Skyline Asset
                                                       Management LP
                                                       (1999); Vice
                                                       President, Van
                                                       Kampen Investments
                                                       and Assistant
                                                       Treasurer, Van
                                                       Kampen mutual funds
                                                       (1989-1999).


Bruce Saxon (1957)            Chief        Since 2006  Vice President,            N/A                 N/A
                              Compliance               Fund Compliance
                              Officer                  Officer of Claymore
                                                       Advisors, LLC
                                                       (Feb. 2006-present).
                                                       Previously, Chief
                                                       Compliance
                                                       Officer/Assistant
                                                       Secretary of Harris
                                                       Investment
                                                       Management, Inc.
                                                       (2003-2006);
                                                       Director-
                                                       Compliance
                                                       of Harrisdirect, LLC
                                                       (1999-2003).


Melissa Nguyen (1978)         Secretary    Since 2005  Vice President of          N/A                 N/A
                                                       Claymore Securities,
                                                       Inc. (2005-present).
                                                       Formerly, Associate,
                                                       Vedder, Price,
                                                       Kaufman & Kammholz,
                                                       P.C. (2003-2005).

William Belden (1965)           Vice       Since 2005  Managing Director of       N/A                 N/A
                              President                Claymore Securities,
                                                       Inc. (2005-present).
                                                       Formerly, Vice
                                                       President of Product
                                                       Management at
                                                       Northern Trust
                                                       Global Investments
                                                       (1999-2005); Vice
                                                       President of Product
                                                       Development at Stein
                                                       Roe & Farnham
                                                       (1995-1999).

James Howley (1972)           Assistant    Since 2005  Vice President, Fund       N/A                 N/A
                              Treasurer                Administration of
                                                       Claymore Securities,
                                                       Inc. (2004-present).
                                                       Formerly, Manager,
                                                       Mutual Fund
                                                       Administration of
                                                       Van Kampen
                                                       Investments, Inc.
                                                       (1996 - 2004).

------------------

* The address for each Trustee and officer is 2455 Corporate West Drive, Lisle, IL 60532.

** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

*** Mr. Dalmaso is an interested person of the Funds because he is an officer of the Investment Adviser and certain of its affiliates.


BOARD COMMITTEES


        Messrs. Nyberg (Chair), Barnes and Toupin, who are not "interested persons" of the Funds, as defined in the 1940 Act, serve on the Trust's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee will consider candidates from a variety of sources, including by shareholders. The Nominating and Governance Committee will consider Trustee candidates recommended by the Trust's shareholders on the same basis as it considers candidates recommended by other sources. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit any such recommendation in writing to Claymore Trust, c/o Trust Secretary, 2455 Corporate West Drive, Lisle, Illinois 60532. A shareholder's recommendation must be delivered to or mailed and received at the above address not less than one hundred twenty (120) calendar days nor more than one hundred fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

         A shareholder's recommendation must include the following information:
(i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the Trustee candidate;
(B) the class or series and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate;
(C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934; (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in 1940
Act) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Nominating and Governance Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.


        The Nominating and Governance Committee held one (1) meeting during fiscal year 2006.

         Messrs. Toupin (Chair), Barnes and Nyberg, who are not "interested persons" of the Funds, as defined in the 1940 Act, serve on the Trust's Audit Committee. The Audit Committee is generally responsible for monitoring the Trust's accounting policies, financial reporting and internal control system, as well as the work of the Trust's independent registered public accounting firm. The Audit Committee assists Board oversight of (1) the integrity of the Trust's financial statements; (2) the Trust's compliance with legal and regulatory requirements; (3) the independent registered public accounting firm's qualifications, independence and performance. The Audit Committee also serves to facilitate communication among the independent registered public accounting firm, Trust management, the personnel responsible for internal audit functions and the Board. The Audit Committee held two (2) meetings during fiscal year 2006.


         Messrs. Dalmaso and Barnes serve on the Trust's Executive Committee. Another Trustee, who is not an "interested person" of the Funds, as defined in the 1940 Act, will serve in the place of Mr. Barnes in the event that he is unavailable. The Executive Committee is authorized to act on behalf of and with the full authority of the Board of Trustees when necessary in the intervals between meetings of the Board of Trustees. The Executive Committee did not hold any meetings during fiscal year 2006.


REMUNERATION OF TRUSTEES AND OFFICERS


         The Trust pays each Trustee who is not affiliated with the Investment Adviser, the Sub-Advisers or their respective affiliates a fee of $1,000 per Board meeting attended for the Trust, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings. The Trustee and officers who are employed by the Investment Adviser receive no compensation or expense reimbursements from the Trust.

         The table below shows the compensation to Trustees for the Funds' fiscal year ended November 30, 2006.



                                                      PENSION OR                                TOTAL COMPENSATION
                               AGGREGATE         RETIREMENT BENEFITS      ESTIMATED ANNUAL      FROM THE TRUST AND
                           COMPENSATION FROM      ACCRUED AS PART OF        BENEFITS UPON         FUND COMPLEX(2)
   NAME AND POSITION         THE TRUST(1)         TRUST EXPENSES(1)         RETIREMENT(1)         PAID TO TRUSTEE
   -----------------       -----------------     -------------------      ----------------      ------------------


INDEPENDENT TRUSTEES
Randall C. Barnes               $19,000                  None                   None                    $250,500
Ronald A. Nyberg                $19,000                  None                   None                    $341,000
Ronald E. Toupin, Jr.           $19,000                  None                   None                    $289,000

INTERESTED TRUSTEE
Nicholas Dalmaso                   None                  None                   None                    None

------------------

(1) The Trust does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

(2) The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

SHARE OWNERSHIP


         As of December 31, 2006, each Trustee of the Trust beneficially owned equity securities of the Funds and all of the registered investment companies in the Fund Complex overseen by the Trustee in the dollar range amounts specified below.




                                                                                                                     ALL
                                                                                                                  REGISTERED
                                                                                                                  INVESTMENT
                                                                                                                  COMPANIES
                                                                                                                  OVERSEEN
                                                                                                                     BY
                                      CLAYMORE                                                  CLAYMORE/ZACKS    TRUSTEE
                                   PERONI EQUITY     CLAYMORE/FIDUCIARY    CLAYMORE/FIDUCIARY     MULTI-CAP        IN THE
                 CLAYMORE CORE     OPPORTUNITIES       LARGE CAP CORE      STRATEGIC EQUITY     OPPORTUNITIES       FUND
     NAME         EQUITY FUND           FUND                FUND                 FUND                FUND         COMPLEX(1)
-------------    -------------     --------------    -----------------     ------------------   -------------    ------------

Randall C.            None              None                None                 None                None       over $100,000
Barnes


Ronald A.             None              None                None                 None                None       over $100,000
Nyberg


Ronald E.             None              None                None                 None                None            None
Toupin, Jr.

Nicholas              None              None                None                 None                None            None
Dalmaso


------------------

(1) For the number of investment companies overseen by each Trustee, see the table under "Management of the Fund - Trustees and Officers."



         As of March 2, 2007, all Trustees and officers of the Funds as a group owned beneficially (as that term is defined in Rule 13d-3 of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Funds, except that the Trustees and officers owned 3.82% of the Class A shares of Claymore Core Equity Fund, 25.66% of the Class A shares of Claymore Fiduciary Large Cap Fund and 2.28% of the Class A shares of Claymore/Zacks Multi-Cap Opportunities Fund.

As of March 2, 2007, no person owned 5% or more of the outstanding shares of each Fund, except as shown below. Shareholders who have the power to vote a large percentage of shares (as least 25%) of a particular Fund can control that Fund and could determine the outcome of a shareholders' meeting. Claymore Securities, Inc., a Kansas Corporation, is a wholly-owned subsidiary of Claymore Group Inc.

CLAYMORE CORE EQUITY FUND - CLASS A

NAME AND ADDRESS OF SHAREHOLDER                      PERCENTAGE OF OWNERSHIP
--------------------------------------------------------------------------------

Claymore Securities, Inc.                                     37.87%
2455 Corporate West Dr
Lisle, IL 60532

Ameritrade Inc.                                               30.15%
P.O. Box 2226
Omaha, NE 68103

US Bank NA Cust                                               13.48%
Gabriela A. Rojek IRA
Arlington Heights, IL 60005

US Bank NA Cust                                                8.71%
Edward J. Rojek IRA
Arlington Heights, IL 60005


CLAYMORE CORE EQUITY FUND - CLASS C

NAME AND ADDRESS OF SHAREHOLDER                      PERCENTAGE OF OWNERSHIP
--------------------------------------------------------------------------------

Claymore Securities, Inc.                                     88.29%
2455 Corporate West Dr
Lisle, IL 60532

Oppenheimer & Co., Inc.    Custodian                           6.93%
John Whitfield, MD Sep IRA
Mansfield, TX 76063


CLAYMORE PERONI EQUITY OPPORTUNITIES FUND - CLASS A

NAME AND ADDRESS OF SHAREHOLDER                      PERCENTAGE OF OWNERSHIP
--------------------------------------------------------------------------------

Janney Montgomery Scott LLC                                    5.46%
Kenneth F. Brown and Pamela H. Brown JT-TEN
Philadelphia, PA 19103


CLAYMORE PERONI EQUITY OPPORTUNITIES FUND - CLASS C

NAME AND ADDRESS OF SHAREHOLDER                      PERCENTAGE OF OWNERSHIP
--------------------------------------------------------------------------------

First Clearing LLC                                             5.11%
Mildred E. Schick IRA
FCC as Custodian
Doylestown, PA 18901


CLAYMORE/FIDUCIARY LARGE CAP CORE FUND - CLASS A

NAME AND ADDRESS OF SHAREHOLDER                      PERCENTAGE OF OWNERSHIP
--------------------------------------------------------------------------------

Claymore Securities, Inc.                                     74.34%
2455 Corporate West Dr
Lisle, IL 60532

NFS LLC FEBO
William H. Belden IV Gift Trust                                8.98%
Hinsdale, IL 60521

NFS LLC FEBO                                                   8.55%
William H. Belden III
Kevelyn Dumont Belden
Hinsdale, IL 60521

NFS LLC FEBO                                                   8.13%
FMT CO Cust IRA Rollover
FBO William H. Belden III
Hinsdale, IL 60521


CLAYMORE/FIDUCIARY LARGE CAP CORE FUND - CLASS C

NAME AND ADDRESS OF SHAREHOLDER                      PERCENTAGE OF OWNERSHIP
--------------------------------------------------------------------------------

Claymore Securities, Inc.                                    100.00%
2455 Corporate West Dr
Lisle, IL 60532


CLAYMORE/FIDUCIARY STRATEGIC EQUITY FUND - CLASS A

NAME AND ADDRESS OF SHAREHOLDER                      PERCENTAGE OF OWNERSHIP
--------------------------------------------------------------------------------

C D Walbrandt Inc.                                            31.86%
8112 Maryland Ave, Ste 400
St. Louis, MO 63105

J J Cunnane Inc.                                              18.25%
8112 Maryland Ave, Ste 400
St. Louis, MO 63105

Rio Investment Corp Missouri                                  18.25%
8112 Maryland Ave, Ste 400
St. Louis, MO 63105

J E Gallagher Inc.                                            11.40%
8112 Maryland Ave, Ste 400
St. Louis, MO 63105

W D Angell Inc.                                               10.95%
8112 Maryland Ave, Ste 400
St. Louis, MO 63105

Claymore Securities, Inc.                                      7.58%
2455 Corporate West Dr
Lisle, IL 60532


CLAYMORE/FIDUCIARY STRATEGIC EQUITY FUND - CLASS C

NAME AND ADDRESS OF SHAREHOLDER                      PERCENTAGE OF OWNERSHIP
--------------------------------------------------------------------------------

Claymore Securities, Inc.                                    100.00%
2455 Corporate West Dr
Lisle, IL 60532


CLAYMORE/ZACKS MULTI-CAP OPPORTUNITIES FUND - CLASS A

NAME AND ADDRESS OF SHAREHOLDER                      PERCENTAGE OF OWNERSHIP
--------------------------------------------------------------------------------

FolioFN Investments Inc.                                      34.96%
8000 Towers Crescent Dr, Ste 1500
Vienna, VA 22182

Penson Financial Services Inc.                                 6.13%
1700 Pacific Ave, Ste 1400
Dallas, TX 75201

Claymore Securities, Inc.                                      5.84%
2455 Corporate West Dr
Lisle, IL 60532

M L Stern & Co LLC FBO                                         5.50%
Elizabeth D Crane
Beverly Hills, CA 90211

Joseph C Simpson                                               5.49%
New York, NY 10021


CLAYMORE/ZACKS MULTI-CAP OPPORTUNITIES FUND - CLASS C

NAME AND ADDRESS OF SHAREHOLDER                      PERCENTAGE OF OWNERSHIP
--------------------------------------------------------------------------------

Claymore Securities, Inc.                                     15.53%
2455 Corporate West Dr
Lisle, IL 60532

M L Stern & Co LLC FBO                                        12.10%
Dennis L Bowman
Beverly Hills, CA 90211

M L Stern & Co LLC FBO                                         9.65%
Natalie A Stewart
Beverly Hills, CA 90211

M L Stern & Co LLC FBO                                         8.54%
Lorraine P Lasell
Beverly Hills, CA 90211

M L Stern & Co LLC FBO                                         7.63%
Louise P Savage
Beverly Hills, CA 90211

M L Stern & Co LLC FBO                                         7.04%
Ruth E Siberts
Beverly Hills, CA 90211

CODE OF ETHICS

         The Funds, the Investment Adviser, the Sub-Advisers and the Distributor have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Investment Adviser, the Sub-Advisers and Distributor are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. Each Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Investment Adviser's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

SHAREHOLDER COMMUNICATIONS

         Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication to the Board, care of the Secretary of the Trust and by sending the communication to the Trust's offices. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Funds or their operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Funds or is otherwise ministerial in nature. Other shareholder communications received by the Funds not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

                         INVESTMENT ADVISORY AGREEMENTS

         ADVISORY AGREEMENT

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group Inc, acts as each Fund's investment adviser pursuant to an advisory agreement with each Fund (each an "Advisory Agreement" and collectively the "Advisory Agreements"). The Investment Adviser is a Delaware limited liability company with principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532.

         Under the terms of the Advisory Agreements, the Investment Adviser supervises and manages the investment and reinvestment of Fund assets and arranges for the purchase and sale of securities and other assets.

         For services rendered by the Investment Adviser on behalf of the Funds under the Advisory Agreements, each Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to the percentages of the Fund's average daily net assets shown below.


                                                                           MANAGEMENT FEE
                         FUND                               (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-----------------------------------------------           --------------------------------------------------
Claymore Core Equity Fund                                                       0.90%
Claymore Peroni Equity Opportunities Fund                                       0.90%
Claymore/Fiduciary Large Cap Core Fund                                          0.85%
Claymore/Fiduciary Strategic Equity Fund                                        1.00%
Claymore/Zacks Multi-Cap Opportunities Fund                                     0.90%



         For the periods beginning with the commencement of operations of Claymore Core Equity Fund, Claymore Peroni Equity Opportunities Fund, Claymore/Fiduciary Large Cap Core Fund, Claymore/Fiduciary Strategic Equity Fund and Claymore/Zacks Multi-Cap Opportunities Fund through November 30, 2006 (fiscal year end), the Investment Adviser waived all management fees due from each Fund. If the Adviser had not waived its fees, Claymore Core Equity Fund would have paid $205 in management fees for the period September 30, 2005 through November 30, 2005, and $1,630 in management fees for the fiscal year ended November 30, 2006; Claymore Peroni Equity Opportunities Fund would have paid $5,954 in management fees for the period August 8, 2005 through November 30, 2005, and $48,694 in management fees for the fiscal year ended November 30, 2006; Claymore/Fiduciary Large Cap Core Fund would have paid $132 in management fees for the period September 30, 2005 through November 30, 2005, and $1,296 in management fees for the fiscal year ended November 30, 2006; Claymore/Fiduciary Strategic Equity Fund would have paid $1,121 in management fees for the period September 30, 2005 through November 30, 2005, and $7,337 in management fees for the fiscal year ended November 30, 2006; and Claymore/Zacks Multi-Cap Opportunities Fund would have paid $6,170 in management fees for the period December 5, 2005 through November 30, 2006.

         The Investment Adviser has contractually agreed with the Trust, on behalf of each Fund, to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses of each Fund to the percentages of average daily net assets for Class A Shares and Class C Shares shown below. These agreements will remain in effect until March 31, 2012. For a period of five years subsequent to each Fund's commencement of operations, the Investment Adviser may recover from each Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the expense limit.



                                                                         EXPENSE LIMITATION
                                                            (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
                                                            ---------------------------------------------
                         FUND                                     CLASS A                   CLASS C
------------------------------------------------            --------------------      -------------------

Claymore Core Equity Fund                                          1.65%                     2.40%
Claymore Peroni Equity Opportunities Fund                          1.65%                     2.40%
Claymore/Fiduciary Large Cap Core Fund                             1.60%                     2.35%
Claymore/Fiduciary Strategic Equity Fund                           1.75%                     2.50%
Claymore/Zacks Multi-Cap Opportunities Fund                        1.65%                     2.40%


         Pursuant to their terms, the Advisory Agreements will remain in effect until May 27, 2007 for Claymore Peroni Equity Opportunities Fund, Claymore/Fiduciary Large Cap Core Fund and Claymore/Fiduciary Strategic Equity Fund and until September 29, 2007 for Claymore Core Equity Fund and Claymore/Zacks Equity Opportunities Fund, and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of a Fund's outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of a Fund's outstanding shares.

         Each Advisory Agreement provides that in the absence of a breach of fiduciary duty with respect to the receipt of compensation for services or willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of the Agreement or from reckless disregard for its obligations duties under the Advisory Agreement, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Advisory Agreement relates.

SUB-ADVISORY AGREEMENTS

Claymore/Fiduciary Strategic Equity Fund and Claymore/Fiduciary Large Cap Core Fund


         Fiduciary Asset Management, LLC ("FAMCO") acts as the Funds' sub-adviser pursuant to sub-advisory agreement (the "FAMCO Sub-Advisory Agreements") among each Fund, the Investment Adviser and FAMCO. FAM is a Missouri limited liability company with principal offices at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105.

         Under the terms of the FAMCO Sub-Advisory Agreements, FAM manages the portfolio of each Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Funds, places orders to purchase and sell securities on behalf of the Funds and manages their other business and affairs, all subject to the supervision and direction of the Board of Trustees and the Investment Adviser. For services rendered by FAMCO on behalf of the Funds under the FAMCO Sub-Advisory Agreements, the Investment Adviser pays FAMCO a fee, payable monthly, in an annual amount equal to 0.50% of Claymore/Fiduciary Strategic Equity Fund's average daily net assets and 0.425% of Claymore/Fiduciary Large Cap Core Fund's average daily net assets.

         The FAMCO Sub-Advisory Agreements continue until May 27, 2007 for Claymore/Fiduciary Strategic Equity Fund and Claymore/Fiduciary Large Cap Core Fund and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of the applicable Fund's outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the FAMCO Sub-Advisory Agreements, by vote cast in person at a meeting called for the purpose of voting on such approval. The FAMCO Sub-Advisory Agreements terminate automatically on their assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         The FAMCO Sub-Advisory Agreements provide that in the absence of a breach of fiduciary duty with respect to the receipt of compensation for services or willful misfeasance, bad faith, or gross negligence on the part of FAMCO in the performance of its duties and obligations, FAMCO is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Investment Adviser.


         As part of the FAMCO Sub-Advisory Agreements, the Funds have agreed that the name "Fiduciary" is FAMCO's property, and that in the event FAMCO ceases to act as a sub-advisor to either Fund, that Fund will change its name to one not including "Fiduciary."

Claymore/Zacks Multi-Cap Opportunities Fund


         Zacks Investment Management, Inc. ("ZIM") acts as the Fund's sub-adviser pursuant to a sub-advisory agreement (the "ZIM Sub-Advisory Agreement") among the Fund, the Investment Adviser and ZIM. ZIM is a wholly owned subsidiary of Zacks Investment Research, Inc. with principal offices at 100 N. Riverside Plaza, Ste. 2200, Chicago, Illinois 60606.


         Under the terms of the ZIM Sub-Advisory Agreement, ZIM manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Board of Trustees and the Investment Adviser. For services rendered by ZIM on behalf of the Fund under the ZIM Sub-Advisory Agreement, the Investment Adviser pays ZIM a fee, payable monthly, in an annual amount equal to 0.45% of the Fund's average daily net assets.

         The ZIM Sub-Advisory Agreement continues until September 29, 2007 and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of its outstanding voting securities of the Fund and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the ZIM Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The ZIM Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         The ZIM Sub-Advisory Agreement provides that in the absence of a breach of fiduciary duty with respect to the receipt of compensation for services or willful misfeasance, bad faith, or gross negligence on the part of ZIM in the performance of its duties and obligations, ZIM is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Investment Adviser.

         As part of the ZIM Sub-Advisory Agreement, the Fund has agreed that the name "Zacks" and the term "Zacks Rank" is ZIM's property, and that in the event ZIM ceases to act as a sub-advisor to the Fund, the Fund will change its name to one not including "Zacks" and will not use the Zacks Rank or any other estimate revision and/or surprise model as its primary strategy.

ADMINISTRATION AGREEMENT

         The Investment Adviser also serves as administrator of the Trust pursuant to an Administration Agreement dated May 27, 2005.

         Under the Administration Agreement, the Investment Adviser is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Funds, (2) coordinating with and monitoring any other third parties furnishing services to the Funds, (3) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Funds required by applicable law, (5) preparing and, after approval by the Funds, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law, (6) preparing and, after approval by the Trust, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Trust for their approval invoices or other requests for payment of the Funds' expenses and instructing the custodian to issue checks in payment thereof and (8) taking such other action with respect to the Trust or the Funds as may be necessary in the opinion of the Investment Adviser to perform its duties under the Administration Agreement.

         As compensation for services performed under the Administration Agreement, the Investment Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Trust:

                              RATE                NET ASSETS
                              0.04%            First $200,000,000
                              0.03%            Next $300,000,000
                              0.02%            Next $500,000,000
                              0.01%            Over $1,000,000,000


FUND                                    ADMINISTRATION FEES*

Claymore Core Equity Fund

Inception -- November 30, 2005                            $9
Fiscal Year ended November 30, 2006                      $72

Claymore Peroni Equity Opportunities Fund

Inception -- November 30, 2005                          $265
Fiscal Year ended November 30, 2006                   $2,164

Claymore/Fiduciary Large Cap Core Fund

Inception -- November 30, 2005                            $6
Fiscal Year ended November 30, 2006                      $61

Claymore/Fiduciary Strategic Equity Fund

Inception -- November 30, 2005                           $45
Fiscal Year ended November 30, 2006                     $293

Claymore/Zacks Multi-Cap Opportunities Fund

Inception -- November 30, 2006                          $274

*THIS TABLE SHOWS WHAT THE FEES WOULD HAVE BEEN UNDER THE ADMINISTRATION AGREEMENT. ALL ADMINISTRATION FEES WERE WAIVED BY THE INVESTMENT ADVISER FOR FISCAL PERIODS 2005 & 2006.



PORTFOLIO MANAGEMENT

Portfolio Managers

Claymore Core Equity Fund


     Chuck Craig, CFA, Managing Director, Research & Development of Claymore, serves as portfolio manager of the Fund.


Claymore Peroni Equity Opportunities Fund


     Eugene E. Peroni, Jr., Senior Managing Director, Equity Research for the Investment Adviser serves as the portfolio manager for the Fund.


Claymore/Fiduciary Strategic Equity Fund and Claymore/Fiduciary Large Cap Core Fund


     Mohammed Riad, Managing Director, Senior Portfolio Manager and Chief Derivatives Strategist of FAMCO, serves as the primary portfolio manager for the Funds.

     K. Timothy Swanson, CFA, Senior Vice-President and Portfolio Manager of FAMCO, serves as portfolio co-manager for the Funds.

Claymore/Zacks Multi-Cap Opportunities Fund

     Benjamin L. Zacks and Mitch E. Zacks serve as the portfolio co-managers for the Fund.

Other Accounts Managed by the Portfolio Managers.

     The portfolio managers manage other accounts. Information on these other accounts is as follows.


AS OF NOVEMBER 30, 2006:



CHUCK CRAIG

                                                                      Number Charged         Total Assets Charged
        Type of Account            Number        Total Assets        Performance Fees          Performance Fees
        ---------------            ------        ------------        ----------------          ----------------

Registered investment companies      149        $2,686,353,721               0                         0
Other pooled investment               0                0                     0                         0
vehicles
Other advisory accounts               0                0                     0                         0


EUGENE PERONI

                                                                      Number Charged         Total Assets Charged
        Type of Account            Number        Total Assets        Performance Fees          Performance Fees
        ---------------            ------        ------------        ----------------          ----------------


Registered investment companies       5           $ 84,021,150               0                              0
Other pooled investment               0                0                     0                              0
vehicles
Other advisory accounts               1           $ 22,030,722               0                              0




AS OF NOVEMBER 30, 2006:


MOHAMMED RIAD

                                                                       Number Charged        Total Assets Charged
             Type of Account       Number        Total Assets         Performance Fee          Performance Fees
             ---------------       ------        ------------         ---------------          ----------------

Registered investment companies       2          $491,000,000                0                             $0
Other pooled investment               1            $7,000,000                0                             $0
vehicles
Other advisory accounts              107       $5,882,000,000                0                             $0


K. TIMOTHY SWANSON

                                                                       Number Charged        Total Assets Charged
             Type of Account       Number        Total Assets         Performance Fee          Performance Fees
             ---------------       ------        ------------         ---------------          ----------------

Registered investment companies       2          $491,000,000                0                        $0
Other pooled investment               1            $7,000,000                0                        $0
vehicles
Other advisory accounts              107       $5,882,000,000                0                        $0


                                      S-29


AS OF NOVEMBER 30, 2006:

BENJAMIN ZACKS

                                                                       Number Charged        Total Assets Charged
             Type of Account       Number        Total Assets         Performance Fee          Performance Fees
             ---------------       ------        ------------         ---------------          ----------------

Registered investment companies       1            $30,000,000               1                    $30,000,000
Other pooled investment
vehicles                              5            $50,000,000               4                    $50,000,000
Other advisory accounts             3200          $955,000,000               0                             $0


MITCH ZACKS

                                                                       Number Charged        Total Assets Charged
             Type of Account       Number        Total Assets         Performance Fee          Performance Fees
             ---------------       ------        ------------         ---------------          ----------------

Registered investment companies       1            $30,000,000               1                    $30,000,000
Other pooled investment               5            $50,000,000               4                    $50,000,000
vehicles
Other advisory accounts             3200          $955,000,000               0                             $0



Portfolio Manager Compensation.

Claymore Core Equity Fund and Claymore Peroni Equity Opportunities Fund


         Chuck Craig and Eugene Peroni are compensated by the Investment Adviser. Their compensation consists of the following elements:

         1. Base Salary: Mr. Craig and Mr. Peroni are paid a fixed base salary by the Investment Adviser which is set at a level determined to be appropriate based upon the individual's experience and responsibilities.

         2. Annual Bonus: Messrs. Craig and Peroni are each eligible for a discretionary annual bonus. There is no policy regarding, or agreement with, either portfolio manager to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by them. Messrs. Craig and Peroni also participate in benefit plans and programs generally available to all employees of the Investment Adviser.


Claymore/Fiduciary Large Cap Core Fund and Claymore/Fiduciary Strategic Equity Fund

         Mohammed Riad and K. Timothy Swanson are compensated by FAMCO. Their compensation consists of the following elements:

         Mr. Riad and Mr. Swanson are paid a fixed base salary by FAMCO which is set at a level determined to be appropriate based upon the individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.


         Messrs. Riad and Swanson are paid a quarterly bonus which is discretionary and is determined by the CEO of FAMCO. It is not based on the performance of the Funds or other managed accounts.


Claymore/Zacks Multi-Cap Opportunities Fund

         Benjamin Zacks and Mitch Zacks are compensated by ZIM. Each receives a fixed base salary plus an annual bonus based on the performance of the Fund. For purposes of determining the bonus, the after-tax performance of the Fund for the one year period is compared to the after-tax performance of the Lipper Multi Cap Core Peer Group for the same period.

Potential Conflicts of Interest

         Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

         The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. ZIM has adopted a policy to provide for fair and equitable treatment of all client accounts, and periodically reviews such policy.

         If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, the Funds may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser and the Sub-Advisers have adopted procedures for allocating portfolio transactions across multiple accounts.

         The Investment Adviser and Sub-Advisers determine which broker to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Investment Adviser or Sub-Advisers act as advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Investment Adviser and Sub-Advisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the Funds in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

         The Investment Adviser and Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Ownership of the Funds by Portfolio Managers

Claymore Core Equity Fund

         The dollar range of shares of Claymore Core Equity Fund owned by Mr. Craig is $10,001-$50,000.

Claymore Peroni Equity Opportunities Fund

         Mr. Peroni does not own any shares of Claymore Peroni Equity Opportunities Fund.

Claymore/Fiduciary Strategic Equity Fund and Claymore/Fiduciary Large Cap Core Fund


         Mr. Riad and Mr. Swanson do not own any shares of Claymore/Fiduciary Large Cap Core Fund. Mr. Swanson does not own any shares of Claymore/Fiduciary Strategic Equity Fund. The dollar range of shares of Claymore/Fiduciary Strategic Equity Fund owned by Mr. Riad through his S-Corp, Rio Investments Corp. is $100,001-$500,000.


Claymore/Zacks Multi-Cap Opportunities Fund

         Benjamin Zacks and Mitch Zacks do not own any share of Claymore/Zacks Multi-Cap Opportunities Fund.

                            DISTRIBUTION AND SERVICE


         Claymore Securities, Inc., a wholly-owned subsidiary of Claymore Group Inc. with principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532 and an affiliate of the Investment Adviser acts as the principal underwriter of the Funds' shares pursuant to a written agreement (the "Distribution Agreement"). The Distributor has the exclusive right to distribute shares of the Funds through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Funds as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution Agreement is renewable for each Fund from year to year if approved (a)(i) by the Board of Trustees or (ii) by a vote of a majority of a Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days written notice.

         The Distributor also provides administrative services to the Funds pursuant to a written agreement with the Trust (the "Services Agreement"). The Distributor may appoint various broker-dealer firms and other service or administrative firms to provide services contemplated by the Services Agreement. Such services may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds and their special features, providing assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Funds may reasonably request. The Services Agreement is renewable from year to year if approved by a vote of a majority of the Trustees, including the Trustees who are not interested persons of the Funds and have no direct or indirect financial interest in the Services Agreement or in any other related agreements or plans. The Services Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days written notice.


          The Distributor received the following compensation from the Trust during the year ended November 30, 2006:


-------------------------------------------------------------------------------------------------------------------
|                           |  Net Underwriting   |   Compensation on     |                  |                     |
|     Name of Principal     |   Discounts and     |    Redemptions and    |      Brokerage   |       Other         |
|        Underwriter        |    Commissions      |     Repurchases       |     Commissions  |    Compensation     |
--------------------------------------------------------------------------------------------------------------------
| Claymore Securities, Inc. |      $27,673        |         $48           |         $0       |         $0          |
--------------------------------------------------------------------------------------------------------------------


RULE 12B-1 PLAN

         The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan") that provides for fees payable to the Distributor as an expense of Class A Shares and Class C Shares of each Fund that are used by the Distributor to pay for distribution and shareholder services for those classes. The Rule 12b-1 Plan provides alternative methods for paying sales charges and may help the fund grow or maintain asset levels to provide operational efficiencies and economies of scale. The Rule 12b-1 Plan also provides for post-sales servicing to shareholders. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges. The Rule 12b-1 Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred.

         The Rule 12b-1 Plan may not be amended to increase materially the amount to be paid to the Distributor by each Fund for distribution services or shareholder services with respect to any share class without the vote of a majority of the outstanding voting securities of that class. The Rule 12b-1 Plan shall continue in effect indefinitely for each share class, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Trustees who are not interested persons of the Funds, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of such class. The Rule 12b-1 Plan may be terminated at any time with respect to any share class without penalty by vote of a majority of the Trustees who are not interested persons of the Funds or by vote of the majority of the outstanding voting securities of that class.

         If the Rule 12b-1 Plan is terminated for a Fund in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by the Distributor other than fees already payable under the Rule 12b-1 Plan, if the Rule 12b-1 Plan is terminated in accordance with its terms for any reason.

         The Investment Adviser and its affiliates, out of their own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments to certain financial institutions ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees paid by the Funds pursuant to the Rule 12b-1 Plan. The Investment Adviser and its affiliates may pay financial institutions for various services including marketing support, training, operations and system support, and other specified services. Revenue sharing payments may also be made for providing the Funds with "shelf space" or access to a third party platform, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other sales programs and allowing the Investment Adviser and its affiliates access to a financial institution's conferences and meetings. The level of revenue sharing payments made may be a minimum fixed fee, based on the total assets under management for the Funds held by the financial institution's customers, or based on sales of the Funds made by financial institutions. The amount of revenue sharing payments may be different for different financial institutions.

         The Investment Adviser and its affiliates may make revenue sharing payments in the amounts ranging from an annual minimum fee of $25,000 to asset- and/or sales-based payments ranging from an annual rate of 0.05% to 0.25% of assets of the Funds serviced and maintained by the financial institution. These amounts are subject to change. Receipt of, or the prospect of receiving this compensation may influence the financial institution's recommendation of the Funds or availability of the Funds through the financial institution.

CLASS C SHARES

         Distribution Services. For its services under the Distribution Agreement, the Distributor receives a fee from each Fund under the Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C Shares. This fee is accrued daily as an expense of Class C Shares. The Distributor currently advances to firms that it appoints pursuant to the Distribution Agreement the first year distribution fee at an annual rate of 0.75% of the purchase price of Class C Shares. For periods after the first year, the Distributor currently pays firms for sales of Class C Shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C Shares maintained and serviced by the firm. This fee continues until terminated by the Distributor or the applicable Fund. The Distributor also receives any contingent deferred sales charges paid with respect to Class C Shares.

CLASS A AND CLASS C SHARES

         Shareholder Services. For its services under the Services Agreement, the Distributor receives a shareholder services fee from each Fund under the Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class A shares and Class C shares.

         With respect to Class A Shares of a Fund, the Distributor pays each firm that it appoints pursuant to the Services Agreement a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that the firm maintains and services attributable to Class A Shares, commencing with the month after investment. With respect to Class C Shares of a Fund, the Distributor currently advances to firms appointed pursuant to the Services Agreement the first-year service fee at an annual rate of up to 0.25% of the purchase price of such shares. For periods after the first year, the Distributor currently intends to pay firms a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that the firm maintains and services attributable to Class C Shares. Firms to which service fees may be paid include affiliates of the Distributor.

         The Distributor also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms as compensation to itself for shareholder or administrative functions performed for the Funds.


         For the fiscal period ended November 30, 2006, the aggregate expenses under the Rule 12b-1 Plan for Class A Shares of Claymore Core Equity Fund, Claymore Peroni Equity Opportunities Fund, Claymore/Fiduciary Large Cap Core Fund, Claymore/Fiduciary Strategic Equity Fund and Claymore/Zacks Multi-Cap Opportunities Fund were $313, $11,126, $218, $1,705 and $1,222, respectively or 0.25% of each Fund's Class A Shares' average daily net assets. The Distributor used such payments to compensate financial intermediaries for maintaining and servicing Class A Shareholders.

         For the fiscal period ended November 30, 2006, the aggregate expenses under the Rule 12b-1 Plan for Class C Shares of Claymore Core Equity Fund, Claymore Peroni Equity Opportunities Fund, Claymore/Fiduciary Large Cap Core Fund, Claymore/Fiduciary Strategic Equity Fund and Claymore/Zacks Multi-Cap Opportunities Fund were $516, $9,602, $652, $516 and $1,943, respectively or 1.00% of each Fund's Class C Shares' average daily net assets. The Distributor used such payments to compensate financial intermediaries for sales of Class C Shares of the Funds and for servicing Class C Shareholders.


                               DEALER REALLOWANCES

         The Funds' shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Funds. More detailed information on the sales charge and its application is contained in the Prospectus.

         The following table shows for Class A shares the aggregate amount of underwriting commissions paid to the Distributor, the amount in commissions it paid out to brokers, including amounts paid to affiliated firms and the amount of underwriting commissions retained by the Distributor.


                                                                                          AGGREGATE               AGGREGATE
                                                                      AGGREGATE          COMMISSIONS            COMMISSIONS
                                               AGGREGATE SALES       COMMISSIONS            PAID TO               RETAINED BY
       FUND                                     COMMISSIONS        PAID TO FIRMS         AFFILIATED FIRMS        DISTRIBUTOR


CLAYMORE CORE EQUITY FUND

Inception -- November 30, 2005                        $263                  $230                $0                       $33
Fiscal Year ended November 30, 2006                     $2                    $2                $0                        $0


CLAYMORE PERONI EQUITY OPPORTUNITIES FUND

Inception -- November 30, 2005                     $73,393               $62,842                $0                   $10,551
Fiscal Year ended November 30, 2006               $168,413              $145,418                $0                   $22,995


CLAYMORE/FIDUCIARY LARGE CAP CORE FUND

Inception -- November 30, 2005                          $0                    $0                $0                        $0
Fiscal Year ended November 30, 2006                     $2                    $2                $0                        $0


CLAYMORE/FIDUCIARY STRATEGIC EQUITY FUND

Inception -- November 30, 2005                          $0                    $0                $0                         $0
Fiscal Year ended November 30, 2006                   $623                  $542                $0                        $81


CLAYMORE/ZACKS MULTI-CAP OPPORTUNITIES FUND

Inception -- November 30, 2006                     $27,915               $23,318                $0                      $4,597





                                 TRANSFER AGENT

         The Fund's transfer agent, shareholder service agent and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, FL 3, Milwaukee, Wisconsin 53202 ("US Bancorp"). The transfer agency fees are determined through negotiations with the Funds and are approved by the Board of Trustees. The transfer agency fees are based on competitive benchmarks.

         US Bancorp receives as transfer agent an IRA Custodian Fee. The IRA Custodian Fee is charged annually in October at a rate of $15.00 per IRA account, capped at $30 per social security number. This fee will be debited directly from the shareholder's account.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

         The Investment Adviser and Sub-Advisers are responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Funds. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Funds. The Funds have no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser and Sub-Advisers seek to obtain the best price and execution for the Funds, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser and Sub-Advisers generally seek reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission available.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Adviser or Sub-Advisers or their affiliates may receive orders for transactions by the Funds. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser and Sub-Advisers under the Advisory Agreements and the FAMCO and ZIM Sub-Advisory Agreements, and the expenses of the Investment Adviser and Sub-Advisers will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser or Sub-Advisers and their affiliates in providing services to clients other than the Funds, and not all such information is used by the Investment Adviser or Sub-Advisers in connection with the Funds. Conversely, such information provided to the Investment Adviser or Sub-Advisers and their affiliates by brokers and dealers through whom other clients of the Investment Adviser or Sub-Advisers and their affiliates effect securities transactions may be useful to the Investment Adviser or Sub-Advisers in providing services to the Funds.


         Although investment decisions for the Funds are made independently from those of the other accounts managed by the Investment Adviser or Sub-Advisers and their affiliates, investments of the kind made by the Funds may also be made by those other accounts. When the same securities are purchased for or sold by the Funds and any of such other accounts, it is the policy of the Investment Adviser and Sub-Advisers and their affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Funds.

         The Investment Adviser and Sub-Advisers may place portfolio transactions for the Funds with brokerage firms participating in the distribution of the Funds' shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. The Investment Adviser and Sub-Advisers do not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, the Trust has implemented policies and procedures reasonably designed to prevent sales of Fund shares from being considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. To the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Investment Adviser and Sub-Advisers may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

         The Investment Adviser and Sub-Advisers may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Investment Adviser and Sub-Advisers seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations among the Funds and other advisory accounts, the main factors considered by the Investment Adviser and Sub-Advisers are the respective sizes of the Funds and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


         For the periods beginning with the commencement of operations of Claymore Core Equity Fund, Claymore Peroni Equity Opportunities Fund, Claymore/Fiduciary Large Cap Core Fund and Claymore/Fiduciary Strategic Equity Fund through November 30, 2005 (fiscal year end), the Funds paid aggregate brokerage commissions of $4, $738, $33 and $1,452, respectively; for the fiscal year ended November 30, 2006, the Funds paid aggregate brokerage commissions of $39, $2,941, $90 and $3,438, respectively. Claymore/Zacks Multi-Cap Opportunities Fund did not commence operations until December 5, 2005. Claymore/Zacks Multi-Cap Opportunities Fund paid aggregate brokerage commissions of $578 for the fiscal period from commencement of operations through November 30, 2006 (fiscal year end).

         The Funds are required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Funds have acquired during the most recent fiscal year. As of November 30, 2006 Claymore Core Equity Fund, Claymore Peroni Equity Opportunities Fund and Claymore/Zacks Multi-Cap Opportunities Fund did not hold the securities of any of its regular brokers or dealers. As of November 30, 2006, Claymore/Fiduciary Large Cap Core Fund held securities of Bear Stearns Cos., Inc. valued at $4,574. As of November 30, 2006, Claymore/Fiduciary Strategic Equity Fund held securities of Bank of America Corp., Bear Stearns Cos., Inc., CitiGroup Global Markets, Goldman Sachs Group, Inc. and Lehman Brothers Holdings, Inc. with values of $16,155, $15,248, $19,836, $19,480 and $7,367, respectively.

         For the periods beginning with the commencement of operations of Claymore/Fiduciary Large Cap Core Fund and Claymore/Fiduciary Strategic Equity Fund through November 30, 2005, the Funds paid $3 and $5, respectively, and for the fiscal year ending November 30, 2006, the Funds paid $35 and $58, respectively, in brokerage commissions to obtain research services.


                              SHAREHOLDER SERVICES

         The Funds offer a number of shareholder services designed to facilitate investment in Fund shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Funds' Prospectus captioned "Shareholder Services and Policies."

INVESTMENT ACCOUNT

         Each shareholder has an investment account under which the investor's shares of a Fund are held by US Bancorp, the Funds' transfer agent. US Bancorp performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in the Funds will receive statements quarterly from US Bancorp showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to US Bancorp.

SHARE CERTIFICATES

         The Funds do not issue share certificates.

RETIREMENT PLANS

         Eligible investors may establish individual retirement accounts ("IRAs"); Simplified Employee Pension plans; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

         Shareholders can use ACH to have redemption proceeds up to $100,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once the shareholder service agent has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing the shareholder service agent or by calling (877) CLAYMORE.

SYSTEMATIC WITHDRAWAL PLAN

         A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. The plan holder may arrange for periodic checks or for payment to be deposited directly into their bank account in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Funds. See "Shareholder Services--Retirement Plans."

         Under the plan, sufficient shares of a Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain distributions should be reinvested in accounts with a systematic withdrawal plan. Reinvestment will occur at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Gain or loss may be realized by the shareholder for federal income tax purposes upon redemption of shares. See "Federal Income Taxation." The Funds reserve the right to amend or terminate the systematic withdrawal program upon 30 days notice to its shareholders.

                              REDEMPTION OF SHARES

         Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

         In addition, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of a Fund, a Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by a Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

         As described in the Funds' Prospectus under "Redemption of Shares," redemptions of Class C Shares will be subject to a contingent deferred sales charge ("Class C CDSC"). The Class C CDSC is waived on redemptions of Class C Shares in the circumstances described below.

         REDEMPTION UPON DEATH OR DISABILITY

         The Funds will waive the Class C CDSC on redemptions following the death or disability of a Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Funds do not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the Class C CDSC.

         In cases of death or disability, the Class C CDSC will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the Class C CDSC applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

         REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT
         PLANS

         The Funds will waive the Class C CDSC when a total or partial redemption is made in connection with certain distributions from retirement plans. The Class C CDSC will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds. In such event, as described below, the Funds will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, Class C CDSC is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The Class C CDSC also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(3) or the death or disability of the employee (see Code Sections 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

         The Funds do not intend to waive the Class C CDSC for any distributions from IRAs or other retirement plans not specifically described above.

         REDEMPTION PURSUANT TO THE FUNDS' SYSTEMATIC WITHDRAWAL PLAN

         A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in a Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in a Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

         The amount of the shareholder's investment in a Fund at the time the election to participate in the systematic withdrawal plan is made with respect to a Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from Class C Shares of a Fund is a maximum of 12% of the net asset value of the account on the date of the withdrawl. No Class C CDSC will be imposed on the systematic withdrawal plan redemptions.

         NO INITIAL COMMISSION OR TRANSACTION FEE

         The Funds will waive the Class C CDSC in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

         INVOLUNTARY REDEMPTIONS OF SHARES

         The Funds reserve the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Funds will waive the Class C CDSC upon such involuntary redemption.

                             FEDERAL INCOME TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Funds and the purchase, ownership and disposition of the Funds' shares. This discussion assumes you are a U.S. person and that you hold your shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Funds and its shareholders (including shareholders owning large positions in the Funds).

         THE DISCUSSIONS SET FORTH HEREIN AND IN THE PROSPECTUS DO NOT CONSTITUTE TAX ADVICE AND POTENTIAL INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUNDS.

TAXATION OF THE FUNDS

         Each of the Funds intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, a Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and not income derived from certain publicly traded partnerships, and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S government securities and the securities of other regulated investment companies) of any one issuer, such securities or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

         As regulated investment companies, the Funds generally will not be subject to U.S. federal income tax on income and gains that the Funds distribute to their shareholders provided that they distribute each taxable year at least the sum of (i) 90% of a Fund's investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of a Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Funds intend to distribute substantially all of such income each year. A Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

         The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of
(i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use a Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While each Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year a Fund does not qualify as regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and any distributions to its shareholders will be taxable as dividend income to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. A Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

         The Funds may generate premiums from the writing of call options. The Funds will recognize short-term capital gains upon the expiration of an option that it has written. If the Funds enter into a closing transaction, the difference between the amount paid to close out the option position and the premium received for writing the option will be short-term capital gain or loss. Transactions involving the disposition of the Funds' underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) generally will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, it is expected that most of the gains from the sale of the underlying securities held by the Funds on which call options are written will be short-term capital gains. Because the Funds do not have control over the exercise of the call options they write, such exercises or other required sales of the underlying stocks may force the Funds to realize capital gains or losses at inopportune times.

         A Fund's transactions in Strategic Transactions, including options, may be subject to special and complex U.S. federal income tax provisions that, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

         A Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

         The Code contains special "straddle" rules that generally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Funds may enter into certain investments that constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Funds from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

         Some of the call options the Funds may write on portfolio securities will be "qualified covered calls" that are exempt from the straddle rules. To meet the qualified covered call option exemption, a stock-plus-covered-call position cannot be part of a larger straddle and must meet a number of other conditions, including that the option is written more than 30 days prior to its expiration and is not "deep-in-the-money," as defined in the Code.

TAXATION OF SHAREHOLDERS

         Each of the Funds will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, each

Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the federal income tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

         Distributions paid to you by the Funds from their net realized long-term capital gains, if any, that the Funds designate as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by a Fund (including dividends from net short-term capital gains) from its current or accumulated earnings and profits are generally subject to tax as ordinary income.


         Special rules apply, however, to dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. If you are an individual (or other noncorporate taxpayer), any such dividend that you receive from a Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that
(i) the dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares of the Fund. Dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.


         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of a Fund. Dividends and other distributions paid by the Funds are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, a Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         The Funds will send you information after the end of each year setting forth the amount and tax status of any dividends and distributions paid to you by the Funds. Dividends and capital gain dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in a Fund.

         The sale or other disposition of shares of the Funds will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. Any loss you realize on a sale or exchange of shares will be disallowed if you acquire other shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.

         Current federal law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For noncorporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

         Shareholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.

         Under certain circumstances, shareholders of the Funds may exchange their shares for shares of the same class of certain other funds (the "reinvested shares"). If a shareholder (other than tax-exempt accounts) makes such an exchange, the shareholder will recognize a capital gain or loss for federal income tax purposes measured by the difference between the value of the reinvested shares and the basis of the exchanged shares. Upon the exchange of shares (or the reinvestment in shares of the same Fund) that were purchased subject to a sales charge and held for less than 91 days, the lesser of (i) the sales charge incurred on the exchanged shares or (ii) the sales charge waived on the reinvested shares is included in the basis of the reinvested shares and is not included in the basis of the exchanged shares.

         A Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number), who fail to make required certifications, or who have been notified (or if the Fund is notified) by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

                                FUND PERFORMANCE

         From time to time the Funds may advertise their total return for prior periods. Any such advertisement would include at least average annual total return quotations for one- year, five-year and ten-year periods (or life of a Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

         The total return of a Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. A Fund's total return will vary depending on market conditions, the securities comprising a Fund's portfolio, a Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by a Fund or to reflect that 12b-1 fees may have changed over time.

         Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

         Total return is calculated separately for Class A Shares and Class C Shares of the Funds. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ. The Funds from time to time also may include supplemental total return information that does not include sales charges or contingent deferred sales charges.

         Each Fund's Annual and Semiannual Reports will contain additional performance information. A copy of a Fund's Annual Report or Semiannual Report may be obtained without charge from our website at www.claymore.com or by calling or writing the Funds at the telephone number and address printed on the cover of this Statement of Additional Information.

                                OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

         The Funds have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Disclosure Policy"). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Funds. The Disclosure Policies apply to the Funds, Investment Adviser, Sub-Advisers and other service providers. Pursuant to the Disclosure Policy, non-public information concerning each Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Funds and the Investment Adviser to the Funds' shareholders. The Funds and their service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Investment Adviser or Sub-Advisers or any affiliated person of the Investment Adviser or Sub-Advisers) in connection with the disclosure of portfolio holdings information of the Funds. The Funds' Policy is implemented and overseen by the Chief Compliance Officer of the Funds, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Funds' Board.

         Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Funds' public website. The Funds make available on their public website portfolio holdings information in the following manner:

         -- Fiscal Quarters: Complete portfolio holdings (or other disclosure of portfolio holdings as required by applicable legal or regulatory requirements) as of the end of each fiscal quarter disclosed with a minimum lag time of 30 calendar days.

         -- Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 30 calendar days.

         Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Funds or their service providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include: (i) the Funds' service providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Funds (e.g., custodians, accountants, the Investment Adviser and Sub-Advisers, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Funds, (iii) evaluation services (as described below) and (iv) shareholders requesting in-kind redemptions (as described below).

         Evaluation Services. These third parties include mutual fund evaluation services, such as Morningstar and Lipper, if the Funds have a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Funds or their authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Funds or its service providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

         Shareholder In-Kind Distributions. The Funds' shareholders may, in some circumstances, elect to redeem their shares of a Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of a Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

         Other Entities. Pursuant to the Policy, the Funds or the Investment Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the Chief Compliance Officer and the Chief Executive Officer of the Funds. The Chief Compliance Officer will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph.

         Ongoing Arrangements to Disclose Portfolio Holdings Information. As of the date of this Statement of Additional Information, the Investment Adviser and Sub-Advisers and the Funds have not entered into any ongoing arrangements to make available non-public information about the Funds' portfolio holdings, except as described above.

CUSTODY OF ASSETS

         Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in the Funds' investment portfolio, are held by the Bank of New York, 101 Barclay Street, New York, New York 10286. The custodian also provides accounting services to the Funds.

SHAREHOLDER REPORTS

         Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent registered public accounting firm.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

         For Claymore Core Equity Fund and Claymore Peroni Equity Opportunities Fund the Investment Adviser engages an independent third-party proxy service, such as Institutional Shareholder Services or a similar service, to vote all proxies on behalf of the Funds. The Investment Adviser periodically reviews the proxy voting results to ensure that proxies are voted in accordance with the service's guidelines and that proxies are voted in a timely fashion. To avoid any conflicts of interest, the Investment Adviser does not have authority to override the recommendations of the third party service provider, except upon the written authorization of the client directing the Investment Adviser to vote in a specific manner. All overrides shall be approved by the Chief Compliance Officer.


         To the extent that the third party service provider seeks the Investment Adviser's direction on how to vote on any particular matter, the Chief Compliance Officer shall determine whether any potential conflict of interest is present. If a potential conflict of interest is present, the Investment Adviser shall seek instructions from clients on how to vote that particular item.



         For Claymore/Fiduciary Large Cap Core Fund and Claymore/Fiduciary Strategic Equity Fund, the Investment Adviser has delegated responsibility for proxy voting to FAMCO. The Proxy Voting Policy and Procedures of FAMCO are included as Appendix B to this Statement of Additional Information.


         For Claymore/Zacks Multi-Cap Opportunities Fund, the Investment Adviser has delegated responsibility for proxy voting to ZIM. ZIM has adopted proxy voting policies and procedures to guide its voting of proxies. ZIM's general policy is to vote proxies in the best interests of its clients. ZIM reviews proxies on a case by case basis and has not adopted any pre-determined guidelines. ZIM avoids conflicts of interest between voting proxies for client accounts and personal or proprietary accounts by voting proprietary account proxies in the same manner that client proxies are voted. ZIM has adopted other procedures to address potential conflicts.

         Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available without charge, upon request, by calling Open-End Fund Administration at (800) 345-7999 or by visiting the Funds' website at www.claymore.com. This information is also available on the SEC's website at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         An independent registered public accounting firm for the Funds performs an annual audit of each Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP,

233 South Wacker Drive, Chicago, Illinois 60606, to be the Funds' independent registered public accounting firm.

LEGAL COUNSEL

         Counsel to the Funds and the Independent Trustees is Vedder, Price, Kaufman & Kammholz, P.C.

                              FINANCIAL STATEMENTS


         The financial statements, including the portfolio of investments, of each Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Fund, dated November 30, 2006 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

STANDARD & POOR'S CORPORATION

         A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG-TERM DEBT

         An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation; and

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA                     Debt rated "AAA" has the highest rating assigned by S&P.
                        Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

         Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who's principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

------------------

*Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

PREFERRED SECURITIES

AAA This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.

         A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

Aaa Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa                      Bonds are judged to be of high quality by all standards.
                        Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, and C Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (---)              Bonds for which the security depends upon the
                        completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
                        (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

SHORT-TERM LOANS

MIG  1/VMIG 1           This designation denotes best quality. There
                        is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG  2/VMIG 2           This designation denotes high quality. Margins
                        of protection are ample although not so large as in the preceding group.

MIG  3/VMIG 3           This designation denotes favorable quality.
                        All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG  4/VMIG 4           This designation denotes adequate quality.
                        Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         --       Leading market positions in well-established industries.

         --       High rates of return on Funds employed.

         -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

PREFERRED SECURITIES RATINGS

aaa Preferred stocks which are rated "aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa Preferred stocks which are rated "aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Preferred stocks which are rated "a" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Preferred stocks which are rated "baa" are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Preferred stocks which are rated "ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

                                   APPENDIX B


                         FIDUCIARY ASSET MANAGEMENT, LLC
                               PROXY VOTING POLICY

A. Statement of Policy

1. It is the policy of Fiduciary Asset Management, LLC ("FAMCO") to vote all proxies over which it has voting authority in the best interest of FAMCO's clients.

B. Definitions

2. By "best interest of FAMCO's clients," FAMCO means clients' best economic interest over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

3. By "material conflict of interest," FAMCO means circumstances when FAMCO itself knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted.


C. FAMCO Invests With Managements That Seek Shareholders' Best Interests

4. Under its investment philosophy, FAMCO generally invests client funds in a company only if FAMCO believes that the company's management seeks to serve shareholders' best interests. Because FAMCO has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders' best interests.

5. FAMCO may periodically reassess its view of company managements. If FAMCO concludes that a company's management no longer serves shareholders' best interests, FAMCO generally sells its clients' shares of the company. FAMCO believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management. There are times when FAMCO believes management's position on a particular proxy issue is not in the best interests of our clients but it does not warrant a sale of the client's shares. In these circumstances, FAMCO will vote contrary to management's recommendations.

D. FAMCO's Proxy Voting Procedures

6. When companies in which FAMCO has invested client funds issue proxies, FAMCO routinely votes the proxies as recommended by management, because it believes that recommendations by these companies' managements generally are in shareholders' best interests, and therefore in the best economic interest of FAMCO's clients.

7. If FAMCO has decided to sell the shares of a company, whether because of concerns about the company's management or for other reasons, FAMCO generally abstains from voting proxies issued by the company after FAMCO has made the decision to sell. FAMCO generally will not notify clients when this type of routine abstention occurs.

8. FAMCO also may abstain from voting proxies in other circumstances. FAMCO may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose unreasonable voting or holding requirements. FAMCO generally will not notify clients when this type of routine abstention occurs.

9. The procedures in this policy apply to all proxy voting matters over which FAMCO has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

E. Alternative Procedures for Potential Material Conflicts of Interest

10. In certain circumstances, such as when the proponent of a proxy proposal is also a client of FAMCO, an appearance might arise of a potential conflict between FAMCO's interests and the interests of affected clients in how the proxies of that issuer are voted.

11. Because FAMCO does not exercise discretion in voting proxies, but routinely votes proxies as recommended by management, no potential conflict of interest could actually affect FAMCO's voting of the proxies.

12.a. Nevertheless, when FAMCO itself knowingly does business with a particular proxy issuer and a material conflict of interest between FAMCO's interests and clients' interests may appear to exist, FAMCO generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve causing the proxies to be voted in accordance with the recommendations of an independent service provider that FAMCO may use to assist in voting proxies. FAMCO generally will not notify clients if it uses this procedure to resolve an apparent material conflict of interest. FAMCO will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

12.b. In unusual cases, FAMCO may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

     (i) Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit FAMCO to vote the proxies under its usual policy;

     (ii) Abstaining from voting the proxies; or

     (iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

FAMCO generally will notify affected clients if it uses one of these alternative procedures to resolve a material conflict of interest.

F. OTHER EXCEPTIONS

13. On an exceptions basis, FAMCO may for other reasons choose to depart from its usual procedure of routinely voting proxies as recommended by management.

G. VOTING BY CLIENT INSTEAD OF FAMCO

14. A FAMCO client may vote its own proxies instead of directing FAMCO to do so. FAMCO recommends this approach if a client believes that proxies should be voted based on political or social interests.

15. FAMCO generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with FAMCO's guidelines or with the client's best economic interest in FAMCO's view.

16. FAMCO generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

H. PERSONS RESPONSIBLE FOR IMPLEMENTING FAMCO'S POLICY

17. FAMCO's client services staff has primary responsibility for implementing FAMCO's proxy voting procedures, including ensuring that proxies are timely submitted. FAMCO also may use a service provider to assist in voting proxies, recordkeeping, and other matters.

18. FAMCO's Compliance Manager will routinely confer with FAMCO's Chief Investment Officer if there is a proxy proposal which would result in a vote against management.

I. RECORDKEEPING

19. FAMCO or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

     (i) Copies of all proxy voting policies and procedures;

     (ii) Copies of proxy statements received (unless maintained elsewhere as described below);

     (iii) Records of proxy votes cast on behalf of clients;

     (iv) Documents prepared by FAMCO that are material to a decision on how to vote or memorializing the basis for a decision;

     (v) Written client requests for proxy voting information, and (vi) written responses by FAMCO to written or oral client requests.

20. FAMCO will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if FAMCO relies on the service provider to maintain related records.

21. FAMCO or its service provider may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

22. All proxy related records will be maintained in an easily accessible place for five years (and an appropriate office of FAMCO or a service provider for the first two years).

J. AVAILABILITY OF POLICY AND PROXY VOTING RECORDS TO CLIENTS

23. FAMCO will initially inform clients of this policy and how a client may learn of FAMCO's voting record for the client's securities through summary disclosure in Part II of FAMCO's Form ADV. Upon receipt of a client's request for more information, FAMCO will provide to the client a copy of this proxy voting policy and/or how FAMCO voted proxies for the client during the period since this policy was adopted.

Adopted effective August 1, 2003 and as amended May 5, 2006.

                            PART C: OTHER INFORMATION

ITEM 23.  EXHIBITS


     (a)  (1) Agreement and Declaration of Trust of Registrant (5)

          (2) Certificate of Trust (5)

          (3) Amendment to Certificate of Trust (5)


     (b)  By-Laws of Registrant (1)

     (c)  Not applicable

     (d)  (1) Investment Advisory Agreement between Claymore Advisors, LLC and:


               (i)  Claymore/Fiduciary Strategic Equity Fund (5)

               (ii) Claymore Peroni Equity Opportunities Fund (5)

              (iii) Claymore/Fiduciary Large Cap Core Fund (3)

               (iv) Claymore Core Equity Fund (5)


               (v)  Claymore/Zacks Multi-Cap Opportunities Fund(4)

          (2) Investment Sub-Advisory Agreement among Claymore Advisors, LLC and:


               (i) Claymore/Fiduciary Strategic Equity Fund and Fiduciary Asset Management, LLC (5)

              (ii) Claymore/Fiduciary Large Cap Core Fund and Fiduciary Asset Management, LLC (5)

             (iii) Claymore/Zacks Multi-Cap Opportunities Fund and Zacks Investment Management, Inc.(5)

     (e)  (1) Distribution Agreement (5)


          (2) Form of Dealer Selling Agreement (1)

     (f)  Not applicable


     (g)  Custody Agreement (5)

     (h)  (1)  Transfer Agency Agreement (5)

               (i)  First Amendment to Transfer Agency Agreement (5)

          (2)  Fund Accounting Agreement (5)

          (3)  Administration Agreement (5)

          (4)  Blue Sky Compliance Servicing Agreement (5)

          (5) Form of Expense Reimbursement Agreement (Claymore/Fiduciary Strategic Equity Fund) (*)

          (6) Form of Expense Reimbursement Agreement (Claymore Peroni Equity Opportunities Fund) (*)

          (7) Form of Expense Reimbursement Agreement (Claymore/Fiduciary Large Cap Core Fund)(*)

          (8)  Form of Expense Reimbursement Agreement (Claymore Core Equity
               Fund)(*)

          (9) Form of Expense Reimbursement Agreement (Claymore/Zacks Multi-Cap Opportunities Fund)(*)


     (i)  Opinion and Consent of Vedder, Price, Kaufman & Kammholz, P.C. for:

          (1)  Claymore/Fiduciary Strategic Equity Fund (2)

          (2)  Claymore Peroni Equity Opportunities Fund (2)

          (3)  Claymore/Fiduciary Large Cap Core Fund (3)

          (4)  Claymore Core Equity Fund (3)

          (5)  Claymore/Zacks Multi-Cap Opportunities Fund (4)

     (j)  Consent of Independent Registered Public Accounting Firm (*)

     (k)  Not applicable

     (l)  Initial Subscription Agreement


          (1) Claymore/Fiduciary Strategic Equity Fund and Claymore Peroni Equity Opportunities Fund (5)

          (2) Claymore/Fiduciary Large Cap Core Fund and Claymore Core Equity Fund (5)

          (3)  Claymore/Zacks Multi-Cap Opportunities Fund (5)

     (m)  (1)  Plan of Distribution pursuant to Rule 12b-1 (5)

     (m)  (2)  Shareholder Services Agreement (5)

     (n)  Rule 18f-3 Plan (5)

     (p)  (1) Code of Ethics of the Funds and the Claymore Advisors, LLC (*)


          (2)  Codes of Ethics of investment sub-advisors:


               (i)  Fiduciary Asset Management, LLC (*)




              (ii)  Zacks Investment Management, Inc.(5)

     (q)  Power of Attorney (1)


------------------
(*) Filed herein

(1) Previously filed in Registrant's Pre-Effective Amendment No. 3 as filed with the Commission on June 17, 2005.

(2) Previously filed in Registrant's Pre-Effective Amendment No. 4 as filed with the Commission on June 27, 2005.

(3) Previously filed in Registrant's Post-Effective Amendment No. 5 as filed with the Commission on September 30, 2005.


(4) Previously filed in Registrant's Post-Effective Amendment No. 9 as filed with the Commission on November 21, 2005.


(5) Previously filed in Registrant's Post-Effective Amendment No. 14 as filed with the Commision on March 31, 2006


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

         See the Statement of Additional Information

ITEM 25.  INDEMNIFICATION

         Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

         Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, which provides:

         Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" and "Investment Advisory Agreements," in the Statement of Additional Information for information regarding the business of Claymore Advisors, LLC, Fiduciary Asset Management, LLC and Zacks Investment Management, Inc.

         For information as to the business, profession, vocation and employment of a substantial nature of each of the directors and officers of Claymore Advisors, LLC, reference is made to the Investment Adviser's current Form ADV (File No. 129288) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

         For information as to the business, profession, vocation and employment of a substantial nature of each of the directors and officers of Fiduciary Asset Management, LLC, reference is made to Fiduciary Asset Management, LLC's current Form ADV (File No. 107171) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

         For information as to the business, profession, vocation and employment of a substantial nature of each of the directors and officers of Zacks Investment Management, Inc., reference is made to Zacks Investment Management, Inc.'s current Form ADV (File No. 110897) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS

(a)      Not Applicable

(b)

                                                                                          POSITIONS AND
                NAME AND PRINCIPAL               POSITIONS AND OFFICES WITH              OFFICES WITH
                BUSINESS ADDRESS1                       UNDERWRITER                        THE FUNDS
                -----------------------------------------------------------------------------------------
                David C. Hooten                 Chief Executive Officer                       None


                Nicholas Dalmaso                Senior Managing Director and             Trustee, Chief
                                                General Counsel                       Legal and Executive
                                                                                            Officer


                Michael J. Rigert               President                                     None

                Anthony J. DiLeonardi           Senior Managing Director,                     None
                                                Distribution


                Steven M. Hill                  Senior Managing Director and          Chief Financial Officer,
                                                Chief Operating Officer               Chief Accounting Officer
                                                                                           and Treasurer


                Anne S. Kochevar                Managing Director, Chief Compliance           None
                                                Officer


                Bruce R. Albelda                Chief Financial Officer                       None



               1 The principal business address for all listed persons is 2455 Corporate West Drive, Lisle, Illinois 60532.

(c)      Not Applicable


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS


         The accounts, books and other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained in part at the offices of Claymore Advisors, LLC at 2455 Corporate West Drive, Lisle, Illinois 60532, in part at the offices of US Bancorp Fund Services, LLC at 615 E. Michigan St. Fl 3, Milwaukee, Wisconsin 53202 and in part at the offices of The Bank of New York at 101 Barclay Street, New York, New York 10286.


ITEM 29.  MANAGEMENT SERVICES

         Not applicable

ITEM 30.  UNDERTAKINGS

         Not applicable

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) of the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Lisle and State of Illinois, on the 28th day of March, 2007.





                                  By:  /s/ Nicholas Dalmaso
                                  ----------------------------------------------
                                  By:  Nicholas Dalmaso, Chief Executive Officer




         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 28th day of March, 2007 by the following persons in the capacities set forth below.





                 SIGNATURES                  TITLE
         ---------------------------         ----------------

                  *                          Trustee
             ------------------
             Randall C. Barnes

                  *                          Trustee
             ------------------
             Ronald A. Nyberg

                  *                          Trustee
             ------------------
             Ronald E. Toupin, Jr.

             /s/ Nicholas Dalmaso            Trustee and Chief Executive Officer
             ------------------
             Nicholas Dalmaso

             /s/ Steven M. Hill              Treasurer, Chief Financial Officer
             ------------------              and Chief Accounting Officer
             Steven M. Hill

             */s/ Nicholas Dalmaso
             ------------------
             Nicholas Dalmaso
             Attorney-In-Fact, pursuant to power of attorney filed previously in Pre-Effective Amendment No. 3 to the Registrant's Registration Statement as filed with the Commission on June 17, 2005.

                                  EXHIBIT INDEX

Exhibit Number     Exhibit Name
-------------      ------------


(h)(5) Form of Expense Reimbursement Agreement (Claymore/Fiduciary Strategic Equity Fund)

(h)(6) Form of Expense Reimbursement Agreement (Claymore Peroni Equity Opportunities Fund)

(h)(7) Form of Expense Reimbursement Agreement (Claymore/Fiduciary Large Cap Core Fund)

(h)(8)             Form of Expense Reimbursement Agreement (Claymore Core Equity
                   Fund)

(h)(9) Form of Expense Reimbursement Agreement (Claymore/Zacks Multi-Cap Opportunities Fund)

(j)                Consent of Independent Registered Public Accounting Firm


(p)(1)             Claymore Code of Ethics


(p)(2)(i)          Fiduciary Asset Management, LLC Code of Ethics